SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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ADVANCED MICRO DEVICES, INC.

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ADVANCED MICRO DEVICES, INC.

ONE AMD PLACE

P.O. BOX 3453

SUNNYVALE, CALIFORNIA 94088-3453

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

We will hold the 2010 Annual Meeting of Stockholders of Advanced Micro Devices, Inc. at the Hyatt Regency Austin, 208 Barton Springs Road, Austin, Texas, on Thursday, April 29, 2010. The meeting will start at 9 a.m. CDT. At the meeting, we will ask you to:

•	Elect nine directors;

•	Ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year;

•

Approve the amendment of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated, which amends the existing plan to increase the number of shares authorized for issuance thereunder by 20,500,000 shares; and

•	Transact any other business that properly comes before the meeting or any adjournment or postponement thereof.

By Order of the Board of Directors,

PATRICIA K. WELLS

Corporate Secretary

This Proxy Statement is dated March 5, 2010 and will first be mailed to the stockholders of

Advanced Micro Devices, Inc. on or about March 10, 2010.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOUR VOTE IS IMPORTANT AND WE ENCOURAGE YOU TO VOTE PROMPTLY. YOU MAY VOTE YOUR SHARES VIA A TOLL-FREE TELEPHONE NUMBER OR OVER THE INTERNET BY FOLLOWING THE INSTRUCTIONS CONTAINED IN THE PROXY CARD. YOU MAY ALSO SIGN, DATE AND MAIL THE PROXY CARD IN THE ENVELOPE PROVIDED. INSTRUCTIONS REGARDING METHODS OF SUBMITTING A PROXY ARE CONTAINED ON THE PROXY CARD.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2010: OUR PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 26, 2009 ARE AVAILABLE ELECTRONICALLY AT WWW.PROXYVOTE.COM.

ADVANCED MICRO DEVICES, INC.

PROXY STATEMENT

2010 ANNUAL MEETING OF STOCKHOLDERS

QUESTIONS AND ANSWERS

1.	Q: WHY AM I RECEIVING THESE MATERIALS?

A:	Our Board of Directors is providing these materials to you in connection with the Board’s solicitation of proxies for use at our Annual Meeting, which will take place on April 29, 2010 at the Hyatt Regency Austin, 208 Barton Springs Road, Austin, Texas at 9 a.m. CDT. Our stockholders as of the close of business on March 2, 2010, the record date for our Annual Meeting, are invited to attend the Annual Meeting and are requested to vote on the items described in this proxy statement.

2.	Q: WHO IS SOLICITING MY VOTE?

A:	This proxy solicitation is being made by the Board of Directors of Advanced Micro Devices, Inc. We have retained MacKenzie Partners, Inc., professional proxy solicitors, to assist us with this proxy solicitation. We will pay the entire cost of this solicitation, including MacKenzie’s fee, which we expect to be approximately $25,000.

3.	Q: WHEN WERE MATERIALS MAILED TO STOCKHOLDERS?

A:	The proxy materials were first mailed to stockholders on or about March 10, 2010.

4.	Q: WHAT MAY I VOTE ON?

A:	You may vote on:

•	The election of directors to serve on our Board of Directors;

•	Ratification of the appointment of our independent registered public accounting firm for the current fiscal year; and

•	The approval of the amendment of the Advanced Micro Devices, Inc. 2004 Equity Incentive Plan (2004 Plan).

5.	Q: HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

A:	The Board of Directors recommends that you vote:

•	FOR each of the director nominees named in this proxy statement;

•	FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current fiscal year; and

•	FOR the approval of the amendment of the 2004 Plan.

6.	Q:	WHY DOES THE BOARD RECOMMEND THAT I VOTE FOR THE AMENDMENT OF THE 2004 PLAN?

A:

The Board of Directors believes it is essential to amend the 2004 Plan to increase the number of shares authorized for issuance thereunder by an additional 20,500,000 shares. The Board of Directors believes that this amendment is necessary to assist in the retention and hiring of employees, to allow us to continue awarding equity-based compensation, which is an important component of our overall compensation program, and to continue to provide our employees with an incentive to contribute to our future success by providing an opportunity to acquire shares of our common stock. The Board of Directors believes that the increased number of shares to fund awards under our equity compensation program represents a reasonable amount of potential equity dilution. See “Item 3-Approval of the Amendment of the 2004 Equity Incentive Plan” included elsewhere in this proxy statement.

7.	Q: WHO IS ENTITLED TO VOTE?

A:	Stockholders as of the close of business on March 2, 2010, the record date for our Annual Meeting, are entitled to vote on all items properly presented at the Annual Meeting. On the record date, approximately 672,350,908 shares of our common stock were outstanding. Every stockholder is entitled to one vote for each share of common stock held on the record date. A list of these stockholders will be available during ordinary business hours at the principal place of business of AMD, located at One AMD Place, M/S 68, Sunnyvale, California, 94088 from the Assistant Corporate Secretary of the Company and at 7171 Southwest Parkway, M/S 100, Austin, Texas, 78735 from the Corporate Secretary of the Company, in each case at least ten days before the Annual Meeting. The list of stockholders will also be available at the time and place of the Annual Meeting.

8.	Q: IF I AM A STOCKHOLDER OF RECORD, HOW DO I VOTE?

A:	If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive at the Annual Meeting.

If you do not wish to vote in person or if you will not attend the Annual Meeting, you may vote by proxy. If you complete and properly sign each proxy card you received and return it to us in the prepaid envelope, it will be voted by one of the individuals indicated on the card (your “proxy”) as you direct. If you return your signed proxy card or vote by proxy over the Internet but do not mark the boxes showing how you wish to vote, your shares will be voted FOR the election of the director nominees named in this proxy statement, FOR the ratification of the appointment of our independent registered public accounting firm, FOR the amendment of the 2004 Plan, and in the discretion of the proxy holders for any other matter that may properly come before the Annual Meeting.

If you live in the United States or Canada, you may submit your proxy by following the Vote by Telephone instructions on the proxy card. If you have Internet access, you may submit your proxy from any location in the world by following the Vote by Internet instructions on the proxy card.

9.	Q: WHO CAN ATTEND THE ANNUAL MEETING?

A:	Only stockholders as of the close of business on March 2, 2010, holders of proxies for those stockholders and other persons invited by us can attend. If your shares are held by your broker in “street name,” you must bring a letter from your broker to the Annual Meeting showing that you were the beneficial owner of the shares on March 2, 2010 to attend the Annual Meeting.

10.	Q: CAN I VOTE AT THE MEETING?

A:	Yes. If you held your shares in your own name on the record date, you may vote your shares in person at the Annual Meeting. If you wish to vote your shares in person at the Annual Meeting and they are held by your broker in “street name,” you must bring to the Annual Meeting a proxy from your broker as the record holder and a letter from your broker showing that you were the beneficial owner of the shares on March 2, 2010.

11.	Q: CAN I CHANGE MY VOTE AFTER I HAVE VOTED?

A:	Yes. You may change your vote at any time before the voting concludes at the Annual Meeting. You may vote again on the Internet or by telephone (only your latest Internet or telephone proxy submitted prior to the Annual Meeting will be counted), or by signing and returning a new proxy card with a later date or by attending the Annual Meeting and voting in person. However, your attendance at the Annual Meeting will not automatically revoke your proxy unless you vote again at the Annual Meeting or specifically request in writing that your prior proxy be revoked.

12.	Q: HOW DO I VOTE MY SHARES IF THEY ARE HELD IN STREET NAME?

A:	If your shares are held by your broker in “street name,” you will receive a form from your broker seeking instruction as to how your shares should be voted. We urge you to complete this form and instruct your broker how to vote on your behalf. Instead, you can vote in person at the Annual Meeting, but you must bring to the Annual Meeting a proxy from your broker as the record holder and bring a letter from your broker showing that you were the beneficial owner of your shares on March 2, 2010.

13.	Q: WHAT IS A “QUORUM”?

A:	For the purposes of the Annual Meeting, a “quorum” is the holders of a majority in voting power of the outstanding shares entitled to vote at the meeting. They may be present at the Annual Meeting or represented by proxy. There must be a quorum for the Annual Meeting to be held. If you voted on the Internet, by telephone or by properly submitting a proxy card, even if you abstain from voting, your shares will be considered part of the quorum.

14.	Q: WHAT IS BROKER “DISCRETIONARY” VOTING?

A:	Under the rules of the New York Stock Exchange (NYSE), if you hold your shares through a broker, your broker is permitted to vote your shares on the ratification of our independent registered public accounting firm in its discretion if it has transmitted the proxy materials to you and has not received voting instructions from you on how to vote your shares before the deadline set by your broker. Under the NYSE rules, your broker does not have discretionary authority to vote on the election of directors or the proposal to approve the amendment of the 2004 Plan, so it is very important that you instruct your broker how to vote on these proposals. A broker non-vote occurs where your broker has not received instructions from you as to how to vote your shares on a proposal and does not have discretionary authority to vote on the proposal.

15.	Q: HOW ARE MATTERS PASSED OR DEFEATED?

A:	Each of the nine director nominees will be elected if each of them receives the affirmative vote of a majority of the votes cast. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. Abstentions will not be counted in the determination of the majority of votes cast and will thus have no effect on this proposal. Broker non-votes will not be counted for any purpose in determining the outcome of the election of directors. Each incumbent director has submitted a written resignation to the Board that will be effective if he/she does not receive a majority of the votes cast and the resignation is accepted by the Board.

Ratification of the appointment of our independent registered public accounting firm must receive affirmative votes from the majority of the shares of common stock entitled to vote and represented, in person or by proxy, at the meeting. An abstention has the same effect as a vote against this proposal. Broker non-votes will have no effect on the outcome of the ratification of the appointment of our independent registered public accounting firm.

The proposal to amend the 2004 Plan requires the affirmative vote of a majority of votes cast, provided that the total vote cast on the proposal represents over 50% of the outstanding common stock entitled to vote on the proposal. Abstentions will not be counted as a vote “for” or “against” this proposal, but will be counted for purposes of determining whether the total vote cast on the proposal represents over 50% of the outstanding common stock entitled to vote on the proposal. Broker non-votes are not considered votes cast under the NYSE rules, but the underlying shares are considered shares entitled to vote on the proposal.

16.	Q: WHO WILL COUNT THE VOTES?

A:	Proxies will be tabulated by Broadridge Financial Solutions, Inc. (Broadridge).

17.	Q: WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?

A:	We will announce preliminary voting results at the Annual Meeting and publish voting results in a Form 8-K which will be filed within four business days after the Annual Meeting.

18.	Q: IS MY VOTE CONFIDENTIAL?

A:	Proxy cards, ballots and voting tabulations that identify individual stockholders are mailed or returned directly to Broadridge and handled in a manner that protects your voting privacy. Your vote will not be disclosed except (1) as needed to permit Broadridge to tabulate and certify the vote and (2) as required by law. However, comments written on the proxy card may be forwarded to management. In that case, your identity may not be kept confidential.

19.	Q: HOW	WILL VOTING ON ANY BUSINESS NOT DESCRIBED IN THIS PROXY STATEMENT BE CONDUCTED?

A:	We do not know of any business to be considered at the Annual Meeting other than the items described in this proxy statement. If any other business is presented at the Annual Meeting, your proxy gives authority to Derrick R. Meyer, our Chief Executive Officer, and Harry A. Wolin, our Senior Vice President and General Counsel and Assistant Corporate Secretary, to vote on such matters at their discretion.

20.	Q: WHEN	ARE THE STOCKHOLDER PROPOSALS FOR THE 2011 ANNUAL MEETING DUE?

A:	Under the Securities and Exchange Commission (SEC) rules, for stockholder proposals to be considered for inclusion in the proxy statement for the 2011 Annual Meeting, they must be submitted in writing to our Corporate Secretary, Advanced Micro Devices, Inc., 7171 Southwest Parkway, M/S 100, Austin, Texas, 78735 on or before November 10, 2010. In addition, our bylaws provide that for directors to be nominated or other proposals to be properly presented at the 2011 Annual Meeting, a separate notice of any nomination or proposal must be received by us between December 30, 2010 and January 29, 2011. If our 2011 Annual Meeting is not held within 30 days of April 29, 2011, to be timely, the notice by the stockholder must not be received by us later than the close of business on the tenth day following the earlier of the day on which the first public announcement of the date of the 2011 Annual Meeting was made or the notice of the 2011 Annual Meeting is mailed. The public announcement of an adjournment or postponement of the 2011 Annual Meeting will not trigger a new time period (or extend any time period) for the giving of a stockholder notice as described in this proxy statement. More information about the information required to be included in a stockholder’s notice of a nomination is included in this proxy statement under “Consideration of Stockholder Nominees for Director.”

21.	Q: WILL YOU WEBCAST THE ANNUAL MEETING?

A.	Yes. The Annual Meeting will be webcast live. You can access it by going to our Investor Relations Web site at: www.amd.com. The webcast will enable you to listen only. You will not be able to ask questions. The Annual Meeting audio webcast will be available on our Web site for a period of time after the meeting.

22.	Q: WHAT	IS HOUSEHOLDING AND HOW DO I OBTAIN A SEPARATE SET OF PROXY MATERIALS IF I SHARE AN ADDRESS WITH OTHER STOCKHOLDERS?

A.	We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Annual Report on Form 10-K and Proxy Statement to stockholders of record who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. A separate proxy card for each stockholder of record will be included in the materials. This procedure reduces our printing costs and mailing costs and fees. Upon written or oral request, we will promptly deliver a separate Annual Report and Proxy Statement to any stockholder at a shared address to which a single copy of either of those documents was delivered. To receive a separate copy of the Annual Report or this Proxy Statement, contact us at (408) 749-4000 or at Advanced Micro Devices, Inc., 7171 Southwest Parkway, M/S 100, Austin, Texas 78735, attention: Corporate Secretary, or by email to Corporate.Secretary@amd.com. If you would like to revoke your householding consent or you are a stockholder eligible for householding and would like to participate in householding, please contact Broadridge at 1-800-842-1061.

A number of brokerage firms have instituted householding. If you hold your shares in “street name,” please contact your bank, broker or other holder of record to request information about householding.

ITEM 1—ELECTION OF DIRECTORS

Nine directors will be elected at the Annual Meeting. All directors are elected annually and serve a one-year term until the next Annual Meeting.

The Nominating and Corporate Governance Committee of the Board of Directors selected, and the Board of Directors accepted, the following nine persons as nominees for election to the Board: Mr. Bruce L. Claflin, Dr. W. Michael Barnes, Mr. John E. Caldwell, Mr. Craig A. Conway, Mr. Nicholas M. Donofrio, Ms. H. Paulett Eberhart, Mr. Derrick R. Meyer, Mr. Waleed Al Muhairi and Mr. Robert B. Palmer. All of the nominees are currently directors of AMD. Mr. Al Muhairi was appointed to our Board of Directors on March 2, 2009, pursuant to our agreement with Advanced Technology Investment Corporation (ATIC) and West Coast Hitech L.P. (WCH) that provides that until such time as WCH and its permitted transferees beneficially own, in the aggregate, less than 10% of the outstanding shares of our common stock, WCH has the right to designate a representative to our Board of Directors. Mr. Conway was appointed to our Board of Directors on September 27, 2009, and Mr. Donofrio was appointed on November 16, 2009. Mr. Frank M. Clegg, who currently serves on the Board, will retire as of the 2010 Annual Meeting and will not stand for election. The number of authorized directors is currently fixed at ten. Following the 2010 Annual Meeting of Stockholders and as a result of Mr. Clegg’s decision not to stand for election, the number of authorized directors will be reduced to nine.

The Board of Directors expects all nominees named below to be available for election. If a nominee declines or is unable to act as a director, your proxy may vote for any substitute nominee proposed by the Board. Your proxy will vote FOR the election of these nominees, unless you instruct otherwise. Directors are strongly encouraged to attend annual meetings of our stockholders, and we expect all of our current Board member nominees to be present at the 2010 Annual Meeting. All of the Board member nominees set forth in our 2009 Proxy Statement were present at the 2009 Annual Meeting.

Certain information regarding each of our nominees, including his or her experience, qualifications, attributes and skills that led the Board to conclude that the individual should serve on the Board and his or her principal occupation and directorships during the past five years, is set forth below. Our goal is to assemble a Board that operates cohesively and works with management in a constructive way so as to deliver long term shareholder value. We believe that the nominees set forth below, all of whom are currently directors of AMD, possess valuable experience necessary to guide AMD in the best interests of the stockholders. Our current Board consists of individuals with proven records of success in their chosen professions. They all have the highest integrity and a keen intellect. They are collegial yet independent in their thinking, and are committed to the hard work necessary to be informed about the semiconductor industry, our company, and its key constituents including customers, stockholders and management. Most of our directors have broad technology sector experience, including expertise in semiconductor technology, innovation and strategy. Several members of our Board also have extensive experience in the management of public companies, corporate restructurings, risk assessment, accounting and finance.

Bruce L. Claflin—Mr. Claflin, 58, has been a director since 2003. On March 2, 2009, he was appointed as the Chairman of the Board. Mr. Claflin was President, Chief Executive Officer, and a member of the Board of Directors of 3Com Corporation (3Com), a provider of voice and data networking products and services, from January 2001 until he retired in 2006. He joined 3Com as President and Chief Operating Officer in August 1998. Prior to 3Com, Mr. Claflin served as Executive Vice President, Sales, and prior to that as General Manager of the PC Business Unit for Digital Equipment Corporation. Mr. Claflin also worked for 22 years at IBM, where he held various sales, marketing and senior management positions, including General Manager of IBM PC Company’s worldwide research and development, product and brand management and President of IBM PC Company Americas. He was also responsible for the introduction of IBM’s highly successful ThinkPad line of products. In addition to his general management experience, Mr. Claflin has held senior positions responsible for almost every operation of a global, high technology company, including sales, marketing, research and development and manufacturing. While with IBM, Mr. Claflin lived and worked in Hong Kong and Tokyo and was responsible for IBM’s Asia/South Pacific Area. While at 3Com, Mr. Claflin established a joint venture in

China in partnership with a leading Chinese global telecom solutions provider. Mr. Claflin’s extensive experience in Asia, particularly China, is important to AMD since China was our largest single market in 2009. Mr. Claflin was named a distinguished alumnus by Pennsylvania State University. He has been a member of the Board of Directors of Ciena Corporation since 2006.

Dr. W. Michael Barnes—Dr. Barnes, 67, has been a director since 2003. Dr. Barnes brings extensive financial management experience and a strong understanding of semiconductor technologies to our Board. Between 1968 and 2001, Dr. Barnes held several senior executive positions at Rockwell International Corporation (now Rockwell Automation, Inc.), a major American manufacturing corporation that has included divisions in aircraft, defense electronics, commercial electronics, automotive components, printing presses, and industrial automation, including Senior Vice President, Finance and Planning and Chief Financial Officer from 1991 through 2001. Dr. Barnes was also a key member of the management team of Rockwell’s Semiconductor Products division and Vice President and General Manager of the Rockwell Communications Systems division. He was named a distinguished alumnus by the Texas A&M University College of Engineering in 1992, is a member of the Texas A&M University Chancellor’s Century Council and is on the university’s Engineering Advisory Board. Dr. Barnes has been a member of the Board of Directors of MetroPCS Communications, Inc. since 2004.

John E. Caldwell—Mr. Caldwell, 60, has been a director since October 2006. Mr. Caldwell brings extensive general management and financial management and risk assessment experience to our Board. Since 2003, he has been a member of the Board of Directors and President and Chief Executive Officer of SMTC Corporation, an electronics manufacturing services company. Before joining SMTC, Mr. Caldwell held positions in The Mosaic Group, a marketing services provider, as Chair of the Restructuring Committee of the Board, from October 2002 to September 2003, in GEAC Computer Corporation Limited, a computer software company, as President and Chief Executive Officer from October 2000 to December 2001 and in CAE. Inc, a provider of simulation and modeling technologies and integrated training solutions for the civil aviation and defense industries, as President and Chief Executive Officer from June 1993 to October 1999. Prior to joining SMTC, Mr. Caldwell served in a variety of senior executive positions in finance, including Senior Vice President of Finance and Corporate Affairs of CAE and Executive Vice President of Finance and Administration of Carling O’Keefe Breweries of Canada. In addition, over the course of his career, Mr. Caldwell has served on the audit committees of ten public companies. For several years Mr. Caldwell has been and continues to be a lecturer on board oversight responsibility for enterprise risk as part of an accredited board of director education program through McMaster University in Canada. Mr. Caldwell has been a director of Faro Technologies, Inc., a producer of three dimensional manufacturing measurement systems, since 2002 and of IAMGOLD Corporation, a mid-tier gold producer, since 2006. Mr. Caldwell also served on the board of directors of ATI Technologies Inc. from 2003 to 2006, Rothmans Inc. from 2004 to 2008, Cognos Inc. from 2000 to 2008, Stelco Inc. from 1997 to 2006 and Sleeman Breweries Ltd. from 2003 to 2005.

Craig A. Conway—Mr. Conway, 54, has been a director since September 2009. Mr. Conway brings to our Board his significant general management experience, having served as the president and chief executive officer of three technology companies. Mr. Conway served as a member of the Board of Directors and President and Chief Executive Officer of PeopleSoft, Inc., a provider of software for customer relationship management, human resources, financial management and supply chain management, from March 1999 until he retired in November 2004, just prior to the company’s acquisition by Oracle Corporation. Prior to PeopleSoft, Mr. Conway was President and Chief Executive Officer of One Touch Systems, a high bandwidth network communications company, from November 1996 to February 1999. Mr. Conway was also President and Chief Executive Officer of TGV Software Inc., a provider of internet protocol and applications, from September 1993 to March 1996 prior to its acquisition by Cisco Systems. Earlier in his career, Mr. Conway held executive management positions at a variety of leading technology companies including Executive Vice President at Oracle Corporation. Mr. Conway has been a director of Salesforce.com, a provider of customer relationship management solutions, since 2005 and Pegasystems Inc., a rules-based business process management software company since April 2009. Mr. Conway also served on the board of directors of Unisys Corporation from August 2007 to May 2009.

Nicholas M. Donofrio—Mr. Donofrio, 64, has been a director since November 2009. Mr. Donofrio brings to our Board significant expertise in the area of semiconductor technology and manufacturing, system design and integration, as well as technological strategy and innovation. During his 44-year career at International Business Machines Corporation (IBM), Mr. Donofrio held a variety of leadership roles in IBM’s server, advanced workstations, personal computing, manufacturing and semiconductor development divisions, including as Senior Vice President, Technology and Manufacturing from 1997 to 2005 and most recently as Executive Vice President, Innovation and Technology from 2005 until his retirement in September 2008. Mr. Donofrio holds seven technology patents and is a member of numerous technical and science honor societies. He is a Senior Fellow at the Kaufman Foundation, a Fellow of the Institute for Electrical and Electronics Engineers, a Fellow of the UK-based Royal Academy of Engineering and he serves on the Board of Trustees at Rensselaer Polytechnic Institute. In 2002, Mr. Donofrio was recognized by the Institution of Electrical Engineers, the largest professional engineering society in Europe, with the Mensforth International Gold Medal for outstanding contributions to the advancement of manufacturing engineering. In 2003, he was named Technology Leader of the Year by IndustryWeek magazine, the Technical Executive of the Year by the University of Arizona, and he received the Rodney D. Chipp Memorial Award by the Society of Women Engineers for his outstanding contributions to the advancement of women in the engineering field. Mr. Donofrio has been a director of The Bank of New York Mellon Corporation since 1998.

H. Paulett Eberhart—Ms. Eberhart, 56, has been a director since 2004. Ms. Eberhart brings to our Board her significant general management experience, financial and accounting expertise and a strong background in global markets and channels in the services sector. Currently, she is Chairman and Chief Executive Officer of HMS Ventures, a private real estate and equity management company. From 2007 until 2009, Ms. Eberhart was President and Chief Executive Officer of Invensys Process Systems, a provider of products, services and solutions for the automation and optimization of plant operation in the process industries. Before joining Invensys in 2007, Ms. Eberhart was Senior Vice President—Electronic Data Systems (EDS) and President—Americas of EDS, a leading technology company that provided a broad portfolio of information technology, applications and business process outsourcing services for clients in over 70 countries, from 2003 until she retired from EDS in 2004. Ms. Eberhart had been an employee of EDS since 1978. Prior to serving as President—Americas, Ms. Eberhart was the Senior Vice President—EDS and President of EDS Solutions Consulting, a business with 40,000 people operating in 60 countries. She also held various other executive, operating and financial positions at EDS. She also was a member of the Board of Directors of AT Kearney, a global management consulting services firm and a subsidiary of EDS, from 1995 to 1998. Ms. Eberhart is a certified public accountant and is a member of the Financial Executives Institute and American Institute of Certified Public Accountants. Ms. Eberhart has been a director of Anadarko Petroleum Corporation since 2004. Ms. Eberhart also served on the board of directors of Solectron Corporation from 2005 to 2007.

Derrick R. Meyer—Mr. Meyer, 48, has been a director since November 2007. Mr. Meyer is our President and Chief Executive Officer. Prior to being appointed Chief Executive Officer in July 2008, Mr. Meyer served as our President and Chief Operating Officer from 2006 through 2008. From 2001 to 2006, Mr. Meyer led our microprocessor business, overseeing related research and development, manufacturing, operations and marketing. Mr. Meyer joined AMD in 1995 and led engineering for the AMD Athlon™ microprocessor. In April 1999, he was promoted to Vice President of Engineering. In 2001, he was named Group Vice President and General Manager of AMD's microprocessor business, and in 2002 was named Senior Vice President and an executive officer of AMD. Prior to AMD, Mr. Meyer worked at Digital Equipment Corporation and Intel Corp. Mr. Meyer was presented with the prestigious Association for Computing Machinery (ACM) Maurice Wilkes Award at the 2003 International Symposium on Computer Architecture (ISCA). Mr. Meyer graduated from the University of Illinois and was recognized as a Distinguished Alumni by the Department of Electrical and Computer Engineering in 2009. Mr. Meyer also holds a Masters in Business Administration from Boston University. Mr. Meyer serves on the board of directors of the Semiconductor Industry Association.

Waleed Al Muhairi—Mr. Al Muhairi, 35, has been a director since March 2009. Mr. Al Muhairi brings to our Board his experience in international markets and channels relevant to our business as well as his expertise in operations, finance and strategic consulting. Since 2006, Mr. Al Muhairi has been the Chief Operating Officer of Mubadala Development Company PJSC (Mubadala), a strategic investment and development company owned by the Government of Abu Dhabi, United Arab Emirates, where he oversees operational and business development activities. Since September 2008, Mr. Al Muhairi has been the Chairman of Advanced Technology Investment Company LLC (ATIC), a company wholly owned by the Government of Abu Dhabi, mandated to make significant investments in the advanced technology sector, locally and internationally, with a view of delivering long-term economic and social benefits to the Emirate of Abu Dhabi, the Middle East and beyond. Prior to his roles with Mubadala and ATIC, Mr. Al Muhairi worked with the UAE Offsets Program Bureau as a Senior Projects Manager and with McKinsey & Company as a commercial and governmental consultant. Mr. Al Muhairi also serves as a director on several private and public company boards in the United Arab Emirates and abroad, including Chairman of the Board of Directors of Alyah Satellite Communications (Yahsat), Mubadala Infrastructure Partners and Cleveland Clinic Abu Dhabi; Vice Chairman of National Central Cooling Company (Tabreed) and a director of Piaggio Aero Industries SpA and Abu Dhabi Future Energy Company (Masdar). Mr. Al Muhairi holds a Masters degree from Harvard University and a Bachelor of Science in Foreign Service from Georgetown University.

Robert B. Palmer—Mr. Palmer, 69, has been a director since 1999. Mr. Palmer brings to our Board his significant general management experience and his extensive experience in the semiconductor industry. Mr. Palmer was the Chairman and Chief Executive Officer of Digital Equipment Corporation, a pioneering company in the computer industry, from 1995 until his retirement in 1998. Mr. Palmer was appointed Chief Executive Officer and President of Digital in October 1992. From 1985 to 1992, Mr. Palmer served in various executive positions at Digital, including Vice President for Semiconductor Operations. Before Digital, Mr. Palmer was Executive Vice President of Semiconductor Operations at United Technologies Corporation (UTC), joining UTC in 1980 when it acquired Mostek Corporation, where he was a member of the founding team in 1969. In 1980, Mr. Palmer was honored by SEMI, the global industry association serving the manufacturing supply chains for the microelectronic, display and photovoltaic industries, as one of the most significant contributors to the development of semiconductor technologies. Mr. Palmer is on the Board of Trustees of the Cooper Institute for Aerobic Research, a non-profit preventative medicine research and education organization. From March 2009 until January 2010, Mr. Palmer also served as a member of the Board of Directors of GLOBALFOUNDRIES Inc., a private manufacturing joint venture between AMD, ATIC and WCH formed in March 2009.

Consideration of Stockholder Nominees for Director

The policy of the Nominating and Corporate Governance Committee is to consider properly submitted stockholder nominations for candidates to serve on our Board. Pursuant to our bylaws, stockholders who wish to nominate persons for election to the Board of Directors at the 2011 Annual Meeting must be a stockholder of record when they give us notice and at the meeting, must be entitled to vote at the meeting and must comply with the notice provisions in our bylaws. A stockholder’s notice must be delivered to our Corporate Secretary not less than 90 nor more than 120 days before the anniversary date of the immediately preceding annual meeting. For our 2011 Annual Meeting, the notice must be delivered between December 30, 2010 and January 29, 2011. However, if our 2011 Annual Meeting is not within 30 days of April 29, 2011, the notice must be delivered no later than the close of business on the 10th day following the earlier of the day on which the first public announcement of the date of the 2011 Annual Meeting was made or the day the notice of the 2011 Annual Meeting is mailed. Notwithstanding the foregoing, if the number of directors to be elected to the Board at an annual meeting is increased and we do not make a public announcement naming all of the nominees for director or specifying the size of the increased Board at least 100 days prior to the first anniversary of the preceding year’s annual meeting, the stockholder’s notice will be considered timely, but only with respect to nominees for any new positions created by the increase, if it is delivered to our Corporate Secretary not later than the close of business on the 10th day following the day on which we first make such public announcement. The stockholder’s notice must be updated and supplemented as set forth in our bylaws. The stockholder’s notice must include the following information for the person making the nomination:

•	name, age, nationality, business and residence addresses;

•	principal occupation and employment;

•	the class and number of shares of the Company owned beneficially or of record;

•	any derivative, swap or other transaction which gives economic risk similar to ownership of shares of the Company;

•	any proxy, agreement, arrangement, understanding or relationship that confers a right to vote any shares of the Company;

•

any agreement, arrangement, understanding or relationship engaged in to increase or decrease the level of risk related to, or the voting power with respect to, shares of the Company, or that provides the opportunity to profit from a decrease in price or value of shares of the Company;

•	any performance-related fees that the nominating person is entitled to based on any increase or decrease in the value of any shares of the Company; and

•	any other information required by the SEC to be disclosed in a proxy statement.

The stockholder’s notice must also include the following information for each proposed director nominee:

•	financial or other material relationships between the nominating person and the nominee during the past three years;

•	the same information as for the nominating person (see above); and

•	all information required to be disclosed in a proxy statement in connection with election of directors.

The Chair of the Annual Meeting will determine if the procedures in the bylaws have been followed, and if not, declare that the nomination be disregarded. If the nomination was made in accordance with the procedures in our bylaws, the Nominating and Corporate Governance Committee of the Board of Directors will apply the same criteria in evaluating the nominee as it would any other Board nominee candidate and will recommend to the Board whether or not the stockholder nominee should be nominated by the Board and included in our proxy statement. These criteria are described below in the description of the Nominating and Corporate Governance Committee on page 13. The nominee must be willing to provide a written questionnaire, representation and agreement, if requested by us, and any other information reasonably requested by the Nominating and Corporate Governance Committee in connection with its evaluation of the nominee’s independence.

Communications with the Board or Non-Management Directors

Interested parties who wish to communicate with our Board of Directors or with non-management directors may send their communications in writing to our Corporate Secretary, 7171 Southwest Parkway, M/S 100, Austin, Texas 78735 or send an email to Corporate.Secretary@amd.com. Our Corporate Secretary will forward all of these communications to our Chairman of the Board.

The Board of Directors unanimously recommends that you vote “FOR” each of the director nominees. Unless you indicate otherwise, your proxy will vote “FOR” the proposed nominees.

CORPORATE GOVERNANCE

The Board of Directors has adopted Principles of Corporate Governance (the Principles) to address significant corporate governance issues. The Principles provide a framework for our corporate governance matters and include topics such as Board and Board committee composition and evaluation. The Nominating and Corporate Governance Committee is responsible for reviewing the Principles and reporting and recommending any changes to the Principles to the Board of Directors.

Independence of Directors

The Principles provide that a substantial majority of the members of the Board must meet the criteria for independence as required by applicable law and the listing standards of the NYSE. No director qualifies as independent unless the Board of Directors determines that the director has no direct or indirect material relationship with us. On an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer, or any member of his or her immediate family, have a direct or indirect material interest. We also review our relationship to any entity employing a director or on which the director currently serves as a member of the Board of Directors. Our Board of Directors has determined that all directors who served during our 2009 fiscal year and all of our director nominees, other than Mr. Meyer and Mr. Al Muhairi, are independent in accordance with SEC and NYSE rules.

In determining that Mr. Conway is independent, the Board considered our payments to each of Pegasystems Inc. and Salesforce.com in the last three fiscal years. Mr. Conway is a member of the board of directors of each of Pegasystems Inc. and Salesforce.com. In determining that Mr. Donofrio is independent, the Board considered payments to IBM by AMD and GLOBALFOUNDRIES in the last three fiscal years. Mr. Donofrio was employed by IBM until September 2008, most recently as Executive Vice President, Innovation and Technology. However, he did not become a member of our Board of Directors until November 2009. In determining that Ms. Eberhart is independent, the Board considered payments we made to PRTM Management Consultants for services in the last two fiscal years. Ms. Eberhart’s son is an employee of PRTM Management Consultants. However, he is not an executive officer, and he was not involved in providing consulting services to us. In considering whether Mr. Palmer is independent, the Board considered Mr. Palmer’s service on the GLOBALFOUNDRIES board of directors from March 2009 through January 2010. The Board concluded that there are no business relationships that are material or that would interfere with the exercise of independent judgment by any of the independent directors in his or her service on our Board of Directors or the Audit and Finance Committee.

Board Leadership Structure

Mr. Claflin, who is independent in accordance with SEC and NYSE rules, is our Chairman of the Board. Our Chairman presides at meetings of our stockholders and directors and leads the Board in fulfilling its responsibilities. For the reasons set forth below, the Board of Directors has determined that its current leadership structure, including an independent Chairman of the Board, is appropriate at the present time and allows the Board to fulfill its duties effectively and efficiently based on AMD’s current needs. Historically, our Board of Directors relied on a lead independent director who worked with our Chief Executive Officer who was also the Chairman of the Board. However, with the transition to a new Chief Executive Officer in 2008 and with the retirement of our Executive Chairman and Chairman of the Board in March 2009, our Board of Directors determined that it was appropriate to appoint an independent Chairman of the Board. Our new Chief Executive Officer was assuming his position at time when the PC industry was facing its worst recession in history, and AMD was experiencing a number of financial and operational challenges. In addition, during 2009 our Chief Executive Officer was managing an array of strategic, yet time-consuming, initiatives. At the same time, our Board was pursuing a number of governance initiatives in order to optimize our practices and assure that we factored into account the changing landscape of stockholder rights as well as SEC and NYSE pronouncements. This resulted in adjusting the roles of our Board committees, changing the chairs of these committees and recruiting new members to our Board. Given the time-consuming nature of these and other

Board activities, we believe that at this time they are best left to a dedicated, independent Chairman. However, if circumstances change in the future, our Board of Directors may revert to a structure that relies on a lead independent director who works with our Chief Executive Officer who is also Chairman of the Board.

Risk Oversight

The Board of Directors is actively involved in overseeing risk management for AMD. This oversight is conducted primarily through committees of the Board. The Board receives full reports from each committee chair regarding the committee’s considerations and actions.

The Audit and Finance Committee reviews the Company’s portfolio of risk, discusses with management significant financial risks in conjunction with enterprise risk exposures, the Company’s policies with respect to risk assessment and risk management and the actions management has taken to limit, monitor or control financial and enterprise risk exposure. The Audit and Finance Committee meets with the director of our Internal Audit department to discuss any issues that she believes warrant attention. The director of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer and serves a staff function for the Audit and Finance Committee.

The Compensation Committee oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees and has reviewed with management whether our compensation programs may create incentives for our employees to take excessive or inappropriate risks which could have a material adverse effect on the Company.

The Nominating and Corporate Governance Committee adopted a framework for the oversight of enterprise risk pursuant to which it works with management to identify, categorize and evaluate enterprise risks, and also to develop risk mitigation and response strategies.

Majority Vote Standard

Our directors are elected using a majority vote standard with respect to uncontested elections. The standard requires each director to receive the affirmative vote of a majority of the votes cast to be elected. A majority of the votes cast means that the number of votes cast “for” a director must exceed the number of votes cast “against” that director. In contested elections, where the number of nominees exceeds the number of directors to be elected, the vote standard will be a plurality of votes cast. Each incumbent director has submitted a written resignation to the Board which will be effective if he/she does not receive a majority of the votes cast and the resignation is accepted by the Board.

Code of Ethics

The Board of Directors has adopted a code of ethics that applies to all directors and employees entitled, “Worldwide Standards of Business Conduct,” which we designed to help directors and employees resolve ethical issues encountered in the business environment. The Worldwide Standards of Business Conduct covers topics such as conflicts of interest, compliance with laws, fair dealing, protecting AMD property and confidentiality of AMD information and encourages the reporting of any behavior not in accordance with the Worldwide Standards of Business Conduct.

The Board of Directors has also adopted a Code of Ethics for the Chief Executive Officer, the Chief Financial Officer, the Corporate Controller and all other senior finance executives. The Code of Ethics covers topics such as financial reporting, conflicts of interest and compliance with laws, rules, regulations and our policies.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

Each of the Committees described below has adopted a charter, which has been approved by the Board of Directors. You can access our bylaws, the latest Committee Charters, the Principles, the Worldwide Standards of Business Conduct and the Code of Ethics on the Investor Relations Web page of our Web site at www.amd.com, by writing to us at Corporate Secretary, AMD, 7171 Southwest Parkway, M/S 100, Austin, Texas, 78735, or emailing us at Corporate.Secretary@amd.com. We will provide you with this information free of charge. Please note that information contained on our Web site is not incorporated by reference in, or considered to be a part of, this document.

The Board of Directors held eight regularly scheduled and special meetings during fiscal 2009. All directors attended at least 75 percent of the meetings of the Board of Directors and Committees of the Board in fiscal 2009. Effective March 2, 2009, the Board has an Audit and Finance Committee, a Nominating and Corporate Governance Committee and a Compensation Committee. Before March 2, 2009, the Board had Audit, Nominating and Corporate Governance, Compensation and Finance Committees. The members of the Committees and their Chairs are selected by the Nominating and Corporate Governance Committee and then appointed by the Board. Sessions of the non-management directors were held six times in fiscal 2009, and one of these sessions was comprised of only independent, non-management directors.

Audit and Finance Committee.    The functions of the Audit and the Finance Committees were combined on March 2, 2009. The Audit and Finance Committee consists of Dr. W. Michael Barnes, as Chair, Mr. John E. Caldwell and Mr. Robert B. Palmer. Before March 2, 2009, the Audit Committee consisted of Ms. H. Paulett Eberhart, as Chair, Dr. W. Michael Barnes, Mr. Bruce L. Claflin and Mr. Morton L. Topfer. Mr. Topfer retired from the Board on July 30, 2009. The Board of Directors determined that each of the current and former committee members are financially literate and “independent” under the applicable SEC and NYSE rules. Through March 2, 2009, the Board of Directors designated Ms. Eberhart an “audit committee financial expert.” From March 2, 2009, the Board of Directors designated Dr. Barnes and Mr. Caldwell as “audit committee financial experts.” The Audit and Finance Committee assists the Board with its oversight responsibilities regarding the integrity of our financial statements, our compliance with legal and regulatory requirements, risk assessment and the performance of our internal audit function. The Audit and Finance Committee is also directly responsible for the appointment, independence, compensation, retention and oversight of the work of the independent registered public accounting firm, which reports directly to the Audit and Finance Committee. Beginning March 2, 2009, the Audit and Finance Committee also assists the Board by reviewing and making recommendations to the Board about our financial affairs and policies and the nature and structure of major financial commitments. The Audit and Finance Committee meets alone with our senior management, our financial, legal and internal audit personnel, and with our independent registered public accounting firm, which has free access to the Audit and Finance Committee. The director of our Internal Audit Department reports directly to the Chair of the Audit and Finance Committee and “dotted-line” to our Chief Financial Officer and serves a staff function for the Audit and Finance Committee. The Audit and Finance Committee held 13 meetings during fiscal 2009. All members of the Audit and Finance Committee attended at least 75 percent of the meetings of the Audit and Finance Committee in fiscal 2009.

Nominating and Corporate Governance Committee.    The Nominating and Corporate Governance Committee consists of Mr. Bruce L. Claflin, as Chair, Dr. W. Michael Barnes, Mr. John E. Caldwell, Mr. Frank M. Clegg, Mr. Craig A. Conway, Mr. Nicholas M. Donofrio, Ms. H. Paulett Eberhart and Mr. Robert B. Palmer, each determined by the Board of Directors to be “independent” under the applicable SEC and NYSE rules. Mr. Palmer served as Chair of the Committee until March 2, 2009. Since March 2, 2009, Mr. Claflin has served as Chair of the Committee. The Nominating and Corporate Governance Committee assists the Board in discharging its responsibilities regarding the identification of qualified candidates to become Board members, the selection of nominees for election as directors at the next annual meeting of stockholders (or special meeting of stockholders at which directors are to be elected), the selection of candidates to fill any vacancies on the Board, the development and recommendation to the Board of corporate governance guidelines and principles, including the Principles, oversight of the evaluation of the Board and management and oversight of enterprise risk. The Nominating and Corporate Governance Committee retains a search firm for the purpose of obtaining information regarding potential candidates for Board membership.

The Nominating and Corporate Governance Committee met four times in fiscal 2009. The Nominating and Corporate Governance Committee met once during 2010 to consider director nominees for the 2010 Annual Meeting and other corporate governance matters. In evaluating candidates to determine if they are qualified to become Board members, the Nominating and Corporate Governance Committee looks principally for the following attributes: personal and professional character, integrity, ethics and values; general business experience and leadership profile, including experience in corporate management, such as serving as an officer or former officer of a publicly held company; strategic planning abilities and experience; aptitude in accounting and finance; expertise in domestic and international markets; experience in our industry and with relevant social policy concerns; understanding of relevant technologies; expertise in an area of our operations; communication and interpersonal skills; and practical and mature business judgment. The Nominating and Corporate Governance Committee also considers Board members’ and nominees’ service on the Board of other public companies. Although we do not have a formal diversity policy, to foster and maintain a diversity of viewpoints, backgrounds and experience on the Board, the Committee evaluates the mix of skills and experience of the directors and assesses nominees and potential candidates in the context of the current composition of the Board and the requirements of the Company. Although the Nominating and Corporate Governance Committee uses these and other criteria to evaluate potential nominees, there are no stated minimum criteria for nominees. The Nominating and Corporate Governance Committee uses the same standards to evaluate all director candidates, regardless of who proposes them. All members of the Nominating and Corporate Governance Committee attended at least 75 percent of the meetings of the Nominating and Corporate Governance Committee in fiscal 2009. Mr. Conway and Mr. Donofrio attended all of the meetings of the Nominating and Corporate Governance Committee since their respective appointments to the Committee.

Compensation Committee.    The Compensation Committee consists of Ms. H. Paulett Eberhart, as Chair, Mr. Frank M. Clegg, Mr. Craig A. Conway and Mr. Nicholas M. Donofrio. Mr. Conway was appointed to the Compensation Committee in October 2009, and Mr. Donofrio was appointed to the Compensation Committee in February 2010. Before March 2, 2009, the Compensation Committee consisted of Mr. Bruce L. Claflin, as Chair, Mr. Frank M. Clegg, Mr. Robert B. Palmer and Mr. Morton L. Topfer. The Board determined that each of the current and the former members of the committee are “independent” under the applicable SEC and NYSE rules. During fiscal 2009, the Compensation Committee met nine times. The Compensation Committee assists the Board in discharging its responsibilities relating to the compensation of all Section 16 officers and members of the Board and of all other employees as delegated from time to time by the Board of Directors. In consultation with management, the Board and the Compensation Committee’s compensation consultant, the Compensation Committee designs, recommends to the Board for approval and evaluates employment, severance and change of control agreements and our compensation plans, policies and programs with respect to our Section 16 officers. The Compensation Committee ensures that compensation programs are designed to encourage high performance, promote accountability and align employee interests with the Company’s strategic goals and with the interests of our stockholders. The Compensation Committee also oversees risk management as it relates to our compensation plans, policies and practices in connection with structuring our executive compensation programs and reviewing our incentive compensation programs for other employees. All members of the Compensation Committee attended at least 75 percent of the meetings of the Compensation Committee in fiscal 2009. Mr. Conway and Mr. Donofrio attended all of the meetings of the Compensation Committee since their appointment to the Committee.

Former Finance Committee.    Before March 2, 2009, the Finance Committee consisted of Dr. W. Michael Barnes, as Chair, Ms. H. Paulett Eberhart and Mr. John E. Caldwell. During fiscal 2009, the Finance Committee met one time. The Finance Committee assisted the Board by reviewing and making recommendations to the Board about our financial affairs and policies and the nature and structure of major financial commitments. The Finance Committee’s functions were combined with those of the Audit Committee and it was dissolved on March 2, 2009.

DIRECTORS’ COMPENSATION AND BENEFITS

The table below summarizes the compensation paid by us to non-employee directors for serving as directors for the fiscal year ended December 26, 2009.

2009 NON-EMPLOYEE DIRECTOR COMPENSATION

Name (a)	Fees Earned or Paid in Cash(1) $ (b)	Stock Awards(2),(4) $ (c)		Total $ (h)
W. Michael Barnes	$95,433	$200,500		$295,933
John E. Caldwell	$68,600	$200,500	(3)	$269,100
Bruce L. Claflin	$138,750	$588,190		$726,940
Frank M. Clegg	$66,200	$200,500		$266,700
Craig A. Conway(5)	$16,250	$291,500		$307,750
Nicholas M. Donofrio(5)	$8,125	$321,500		$329,625
H. Paulett Eberhart	$80,833	$200,500	(3)	$281,333
Waleed Al Muhairi(5)	$54,167	$31,406		$85,573
Robert B. Palmer	$74,333	$200,500	(3)	$274,833
Morton L. Topfer(5)	$37,917	$200,500		$238,417

(1)	Consists of the annual retainer, additional fees for directors who chair a Board committee and attendance fees, where applicable. Also includes applicable attendance fees for a temporary committee of the Board consisting of Dr. Barnes, Mr. Caldwell and Mr. Palmer related to 2009 financing transactions.
(2)	Amounts shown represent the aggregate grant date fair value of the stock awards. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 15 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 26, 2009. The actual value that a director may realize from an award is contingent upon the satisfaction of the conditions to vesting in that award on the date the award is vested. Thus, there is no assurance that the value, if any, eventually realized by the director will correspond to the amount shown.
(3)	Messrs. Caldwell and Palmer and Ms. Eberhart elected to defer the issuance of the underlying shares subject to 50,000 RSUs granted in 2009 until the termination of his or her directorship pursuant to our outside director equity compensation policy.
(4)	The aggregate number of stock awards (which consisted solely of RSUs) and the aggregate number of option awards outstanding at December 26, 2009 were as follows:

Name	RSUs Outstanding as of December 26, 2009	Option Awards Outstanding as of December 26, 2009
W. Michael Barnes	64,584	103,710
John E. Caldwell	64,584	50,000
Bruce L. Claflin	174,084	117,500
Frank M. Clegg	64,584	0
Craig A. Conway	50,000	0
Nicholas M. Donofrio	50,000	0
H. Paulett Eberhart	64,584	72,224
Waleed Al Muhairi	15,625	0
Robert B. Palmer	64,584	107,890
Morton L. Topfer	0	75,000

Further, the table below shows the grant date fair value of each equity award granted to each non-employee director in 2009.

Name	Grant Date	Restricted Stock Units Granted #	Grant Date Fair Value of Restricted Stock Units $
W. Michael Barnes	5/7/2009	50,000	$200,500

John E. Caldwell	5/7/2009	50,000	$200,500

Bruce L. Claflin(6)	3/15/2009 5/7/2009	34,500 125,000	$86,940 $501,250

Frank M. Clegg	5/7/2009	50,000	$200,500

Craig A. Conway	9/27/2009	50,000	$291,500

Nicholas M. Donofrio	11/16/2009	50,000	$321,500

H. Paulett Eberhart	5/7/2009	50,000	$200,500

Waleed Al Muhairi	3/2/2009	15,625	$31,406

Robert B. Palmer	5/7/2009	50,000	$200,500

Morton L. Topfer	5/7/2009	50,000	$200,500

(5)	Mr. Conway was appointed to the Board on September 27, 2009. Mr. Donofrio was appointed to the Board on November 16, 2009. Mr. Al Muhairi was appointed to the Board on March 2, 2009. Mr. Topfer retired from the Board on July 30, 2009.
(6)	Upon his appointment as Chairman of the Board, Mr. Claflin was granted RSUs covering 34,500 shares as compensation for his service in that role through the first quarter of 2009. He was granted additional RSUs covering 125,000 shares in May 2009 as compensation for his service as Chairman through the 2010 annual stockholder meeting.

Our directors play a critical role in guiding our strategic direction and overseeing our management. In order to compensate them for their substantial time commitment, we provide a mix of cash and equity-based compensation. In order to align the long-term interests of our directors with those of stockholders, a substantial portion of director compensation is provided in the form of equity. We do not provide pension or retirement plans for non-employee directors. Our employee director, Derrick R. Meyer, does not receive separate compensation for Board service.

Determining Director Compensation.    In 2009, Semler Brossy Consulting Group, LLC (Semler Brossy) advised the Compensation Committee on a variety of compensation-related issues, including Board member compensation levels. To assist the Board in its annual review of director compensation, the Compensation Committee engaged Semler Brossy to review the director “peer group,” which was compiled by Mercer (US) Inc.(“Mercer”) in 2008, as a factor for determining Board compensation. No changes were made to the director peer group in 2009. The director peer group consists of companies within the semiconductor, graphics and technology sectors generally considered comparable to AMD. The director peer group consists of the following companies:

Agilent Technologies, Inc.	LSI Corporation
Applied Materials, Inc.	Micron Technology, Inc.
Broadcom Corporation	Nvidia Corporation
Corning Incorporated	Qualcomm Incorporated
EMC Corporation	SanDisk Corporation
Harris Corporation	Seagate Technology LLC
Intel Corporation Lexmark International, Inc.	Texas Instruments Incorporated

The Board reviews the Compensation Committee’s recommendations and determines the amount of director compensation.

Cash Retainer and Meeting Fees for Non-Employee Directors.    During fiscal year 2009, each of our non-employee directors, with the exception of the Chairman of the Board, received an annual retainer of $65,000 for serving as a director and each of the applicable fees and retainers set forth below for serving as a chair of one of the committees of the Board. Effective March 2, 2009, the Board of Directors appointed Mr. Claflin as its non-executive Chairman. The Board of Directors determined that Mr. Claflin should receive an annual retainer of $160,000 for his service as Chairman of the Board.

Annual Retainers for Committee Chairs:
Audit and Finance Committee	$25,000	(1)
Lead Independent Director	$20,000	(2)
Compensation Committee	$15,000	(3)

(1)	The functions of the Audit and Finance committees were combined on March 2, 2009. Prior to March 2, 2009, the retainer fee for the chair of the Audit Committee was $20,000 and the retainer fee for the chair of the Finance Committee was $10,000. From March 2, 2009 through June 27, 2009, the retainer for the chair of the Audit and Finance Committee was $20,000. It was increased to $25,000 starting in the third quarter of 2009.
(2)	After Mr. Claflin was appointed as the Chairman of the Board on March 2, 2009, the Board did not appoint a lead independent director.
(3)	The annual retainer for the chair of the Compensation Committee was increased to $15,000 from $10,000 effective March 2, 2009.

In addition, when the Board or a committee has met more than eight times during the year, we pay an attendance fee to our non-employee directors for each additional meeting attended, in the following amounts:

Board meeting attendance	$2,000
Committee meeting attendance	$1,200

Equity Grant.    Non-employee directors also participate in our 2004 Plan. Effective May 3, 2007, our director equity compensation policy provides that non-employee directors’ initial annual equity awards shall be made in the form of RSUs. Pursuant to the policy, as revised in February 2009, at each annual meeting of our stockholders, provided that the director has served on the Board for at least six months prior to the annual meeting, a non-employee director would be granted RSUs having a value equal to $225,000 divided by the lesser of (i) the trailing average closing trading prices of our common stock for the 180-day period preceding and ending with the date of the RSU grant or (ii) such number of RSUs as the Board may determine based on additional criteria such as business conditions and/or company performance, outside director compensation practices at peer companies and advice from outside compensation consultants. Prior to February 2009, the policy provided that at each annual meeting of our stockholders, provided that the director had served on the Board for at least six months prior to the annual meeting, a non-employee director would be granted RSUs having a value equal to $225,000 divided by the trailing average closing trading prices of our common stock for the 180-day period preceding and ending with the date of the RSU grant. The number of RSUs was limited so that in no event would each annual grant be for greater than 125% or less than 75% of the prior year’s number of granted RSUs.

New non-employee directors appointed to the Board other than at an annual meeting of our stockholders become entitled to an initial RSU grant equal to the RSU grant made to each non-employee director at the immediately preceding annual meeting of our stockholders. Pursuant to this policy, Mr. Al Muhairi was granted RSUs covering 15,625 shares when he was appointed to the Board in March 2009. However, he did not receive an additional grant in May 2009 because he had not served on the Board for six months at the time of the grant. The non-employee directors’ RSUs vest in equal one-third installments over three years from the date of grant. In addition, each director may defer the issuance of the underlying shares subject to the RSUs until the termination of his or her directorship.

Upon his appointment as Chairman of the Board, Mr. Claflin was granted RSUs covering 34,500 shares as compensation for his service in that role through the first quarter of 2009. He was granted additional RSUs covering 125,000 shares in May 2009 as compensation for his service as Chairman through the 2010 annual stockholder meeting.

Acceleration of Vesting.    In the event of a change of control of AMD, all of the non-employee directors’ equity compensation awards will become fully vested. In addition, pursuant to our outside director equity compensation policy, in the event of the termination of a non-employee director’s service to the Board as a result of death, disability or retirement, all of the non-employee director’s equity compensation awards will become fully vested, provided that the non-employee director served as a member of the Board for at least three years prior to the date of termination and the non-employee director satisfied our equity ownership guidelines during his or her service as a Board member. When Mr. Topfer retired from the Board in July 2009, all of his equity awards became fully vested pursuant to this policy.

Other Benefits. We reimburse the directors for their travel and related expenses in connection with attending Board meetings and Board-related activities, such as AMD site visits and sponsored events, as well as for continuing education programs.

Stock Ownership Guidelines. Under our stock ownership guidelines, each non-employee director was required to acquire and hold, within five years of the establishment of the stock ownership guidelines in 2004, or being elected to the Board, 50% of the number of shares that constituted their annual grant of stock options following re-election, or 12,500 shares. In February 2008, we amended our stock ownership guidelines to increase the stock ownership requirement for non-employee directors to 15,000 shares. The time frame for compliance was extended to five years from the establishment of the new guidelines, which is the first quarter of 2013, or five years from the director’s first appointment to the Board. In October 2009, we amended our stock ownership guidelines to increase the stock ownership for the Chairman of the Board to 37,500 shares. As of December 26, 2009, all directors were on target to meet their ownership guideline within the appropriate time frame.

PRINCIPAL STOCKHOLDERS

The following table shows each person or entity we know to be the beneficial owner of more than five percent of our common stock as of February 25, 2010.

Name and Address of Beneficial Owner	Number of Shares Owned	Percent of Class(1)
West Coast Hitech, L.P.(2) P.O. Box 309 GT Ugland House, South Church Street George Town, Grand Cayman, Cayman Islands	142,000,000 (shared voting and shared dispositive power as to all shares)	20.08%

BlackRock, Inc.(3) 40 East 52nd Street New York, New York 10022	48,700,297 (sole voting and sole dispositive power as to all shares)	7.24%

Jennison Associates LLC(4) 466 Lexington Avenue New York, New York 10017	34,041,376 (sole voting power as to 33,022,127 shares; shared dispositive power as to all shares)	5.06%

Prudential Financial Inc.(5) 751 Broad Street Newark, New Jersey 07102	34,922,338 (sole voting power as to 4,068,759 shares; shared voting power as to 14,143,001 shares; sole dispositive power as to 4,068,759 shares; and shared dispositive power as to 30,853,579 shares)	5.20%

(1)	Based on 672,231,834 shares of common stock outstanding as of February 25, 2010.
(2)	This information is based on Amendment No. 2 of Schedule 13D filed with the SEC on July 24, 2009 by Mubadala Development Company PJSC (Mubadala), West Coast Hitech L.P., and West Coast Hitech G.P. Ltd. pursuant to a joint filing agreement. Mubadala is a public joint stock company incorporated in the Emirate of Abu Dhabi, United Arab Emirates and is wholly-owned by the Government of the Emirate of Abu Dhabi. The 142,000,000 shares are held as of record by West Coast Hitech, L.P., a Cayman Islands limited partnership of which West Coast Hitech G.P., Ltd., a Cayman Islands corporation and wholly-owned subsidiary of Mubadala, is the general partner. The shares include warrants to purchase an additional 35,000,000 shares of our common stock at an exercise price of $0.01 per share held by West Coast Hitech L.P. The warrants are currently exercisable and have a ten-year term.
(3)	This information is based on the Schedule 13G filed with the SEC on January 29, 2010 by BlackRock, Inc. and includes 48,700,297 shares of common stock owned by BlackRock subsidiaries, which includes Barclays Global Investors, NA and certain of its affiliates.
(4)	This information is based on the schedule 13G filed with the SEC on February 12, 2010 by Jennison Associates LLC. Jennison Associates LLC furnishes investment advice to several investment companies, insurance separate accounts, and institutional clients (Managed Portfolios.) As a result of its role as investment adviser of the Managed Portfolios, Jennison may be deemed to be the beneficial owner of the shares of our common stock held by the Managed Portfolios. Prudential Financial, Inc. (Prudential) indirectly owns 100% of the equity interests of Jennison. As a result, Prudential may be deemed to have the power to exercise or to direct the exercise of such voting and/or dispositive power that Jennison may have with respect to the shares of our common stock held by the Managed Portfolios. Jennison does not file jointly with Prudential. Shares of our common stock reported on Jennison’s Schedule 13G may be included in the shares reported on the Schedule 13G filed by Prudential.
(5)	This information is based on the Schedule 13G filed with the SEC on February 12, 2010 by Prudential Financial Inc. Prudential is a holding company and the direct or indirect parent of the following Registered Investment Advisers and Broker Dealers: The Prudential Insurance Company of America; Prudential Investment Management, Inc.; Jennison Associates LLC; Prudential Bache Asset Management, Inc.; Prudential Investments LLC; Prudential Private Placement Investors, L.P.; Pruco Securities, LLC; Prudential Investment Management Services LLC; AST Investment Services, Inc.; Prudential Annuities Distributors, Inc.; Quantitative Management Associates LLC; Prudential International Investments Advisers, LLC; Global Portfolio Strategies, Inc.; Prudential Bache Securities, LLC; Prudential Bache Commodities, LLC. Prudential may be deemed the beneficial owner of securities beneficially owned by these entities and may have direct or indirect voting and/or investment discretion over 34,922,338 shares which are held for its own benefit or for the benefit of its clients by its separate accounts, externally managed accounts, registered investment companies, subsidiaries and/or other affiliates. Prudential reports the combined holdings of these entities for the purpose of administrative convenience. See also Note (4) above.

SECURITY OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

The table below shows the number of shares of our common stock beneficially owned as of February 25, 2010, by our current directors, by our Named Executive Officers and by all of our current directors and executive officers as a group. Except as otherwise indicated, each person has sole investment and voting power with respect to the shares shown as beneficially owned. Ownership information is based upon information provided by the individuals.

Name	Amount and Nature of Beneficial Ownership(1)(2)	Percent of Class(3)
Derrick R. Meyer	1,524,282	*
Dr. W. Michael Barnes	130,351	*
John E. Caldwell	62,500	*
Bruce L. Claflin	154,926	*
Frank M. Clegg	13,541	*
Craig A. Conway	0	*
Nicholas M. Donofrio	0	*
H. Paulett Eberhart	99,431	*
Waleed Al Muhairi(4)	142,005,208	20.08%
Robert B. Palmer	208,000	*
Emilio Ghilardi	111,474	*
Thomas M. McCoy	842,000	*
Robert J. Rivet	1,383,264	*
Hector de J. Ruiz	3,348,457	*
Thomas J. Seifert	0	*
All directors and executive officers as a group (14 persons)	146,534,977	20.61%

*	Less than one percent
(1)	Some of the individuals may share voting power with their spouses with regard to the listed shares.
(2)	Includes beneficial ownership of the following number of shares that may be acquired because stock options are vested or will vest, or RSUs will vest, by April 26, 2010 (within 60 days of February 25, 2010) pursuant to our 2004 Equity Incentive Plan:

Shares
Derrick R. Meyer	1,240,639
Dr. W. Michael Barnes	103,710
John E. Caldwell	50,000
Bruce L. Claflin	128,885
Frank M. Clegg	0
Craig A. Conway	0
Nicholas M. Donofrio	0
H. Paulett Eberhart	72,224
Waleed Al Muhairi	35,005,208
Robert B. Palmer	107,890
Emilio Ghilardi	101,668
Thomas M. McCoy	740,961
Robert J. Rivet	1,221,650
Hector de J. Ruiz	3,000,888
Thomas J. Seifert	0
All directors and executive officers as a group (14 persons)	38,772,835

(3)	Based on 672,231,834 shares of common stock outstanding as of February 25, 2010.
(4)	The shares include 107,000,000 shares and warrants to purchase an additional 35,000,000 shares of our common stock at an exercise price of $0.01 per share held by West Coast Hitech L.P., a Cayman Islands limited partnership of which West Coast Hitech G.P., LTD., a Cayman Islands corporation and wholly-owned subsidiary of Mubadala Development Company PJSC (Mubadala) is the general partner. Mr. Al Muhairi is the COO of Mubadala and disclaims beneficial ownership of these securities. The warrants are currently exercisable and have a ten-year term.

EXECUTIVE OFFICERS

The following persons were our executive officers as of February 25, 2010:

Derrick R. Meyer—Mr. Meyer, 48, is our President and Chief Executive Officer. He has also been a member of our Board of Directors since November 2007. Prior to being appointed Chief Executive Officer in July 2008, Mr. Meyer served as our President and Chief Operating Officer from 2006 through 2008. From 2001 to 2006, Mr. Meyer led our microprocessor business, overseeing related research and development, manufacturing, operations and marketing. Mr. Meyer joined AMD in 1995 and led engineering for the AMD Athlon™ microprocessor. In April 1999, he was promoted to Vice President of Engineering. In 2001, he was named Group Vice President and General Manager of AMD's microprocessor business and in 2002 was named Senior Vice President and an executive officer of AMD. Prior to AMD, Mr. Meyer worked at Digital Equipment Corporation and Intel Corp. Mr. Meyer was presented with the prestigious Association for Computing Machinery (ACM) Maurice Wilkes Award at the 2003 International Symposium on Computer Architecture (ISCA). Mr. Meyer graduated from the University of Illinois and was recognized as a Distinguished Alumni by the Department of Electrical and Computer Engineering in 2009. Mr. Meyer also holds a Masters in Business Administration from Boston University. Mr. Meyer serves on the board of directors of the Semiconductor Industry Association.

Thomas J. Seifert—Mr. Seifert, 46, is our Senior Vice President and Chief Financial Officer. Mr. Seifert joined AMD in October 2009. From October 2008 until joining AMD, Mr. Seifert served as chief operating officer and chief financial officer of Qimonda AG, a German memory chip manufacturer, where he led the formation and subsequent initial public offering of the company. From April 2006 to October 2008, Mr. Seifert served as Chief Operating Officer of Qimonda AG. Qimonda generated net sales of Euro 1.79 billion in fiscal 2008 and had, prior to commencing insolvency proceedings in early 2009, approximately 12,200 employees worldwide. From 2001 to April 2006, Mr. Seifert was Senior Vice President and General Manager of the Wireline Business Group at Infineon AG. He has also held executive positions at Siemens AG, White Oak Semiconductor, and Altis Semiconductor, a joint venture launched in 1992 between IBM and Siemens Semiconductor. He currently serves on the board of Virginia Commonwealth University’s School of Engineering.

Robert J. Rivet—Mr. Rivet, 55, is our Executive Vice President, Chief Operations and Administrative Officer. Mr. Rivet joined AMD in September 2000 as our Chief Financial Officer. He was promoted to Chief Operations and Administrative Officer in October 2008, and continued to serve as our Chief Financial Officer until October 2009. Before joining AMD, he served as Senior Vice President and Director of Finance of the Semiconductor Products Sector of Motorola, Inc. since 1997. Mr. Rivet served in a number of positions in semiconductor operations at Motorola since 1981, after joining the company in 1976 as a senior financial analyst and senior accountant.

Thomas M. McCoy—Mr. McCoy, 59, is our Executive Vice President, Legal and Public Affairs. From 2003 to October 2008, he was our Executive Vice President, Legal Affairs and Chief Administrative Officer. From 1998 to December 2003, Mr. McCoy served as our Senior Vice President, General Counsel until his appointment as Chief Administrative Officer. Mr. McCoy also served as our Secretary from 1995 until April 2003. Before his appointment as Senior Vice President, Mr. McCoy held the office of Vice President, General Counsel from 1995 to 1998. Before joining AMD, Mr. McCoy was with the law firm of O’Melveny and Myers where he practiced law, first as an associate and then as a partner, from 1977 to 1995.

Emilio Ghilardi—Mr. Ghilardi, 51, is our Senior Vice President and Chief Sales Officer. Mr. Ghilardi joined AMD in August 2008 as Senior Vice President and General Manager, AMD’s EMEA region. He became our Chief Sales Officer in January 2009. From August 2005 to August 2008, he was Vice President and General Manager of the EMEA Consumer Business Unit of Hewlett-Packard Company (HP), where he managed the consumer PC and imaging and printing business. From 2003 to 2005, he was HP’s EMEA Vice President and General Manager of Commercial Hardware within the Imaging and Printing Group. He also served as the Vice President and General Manager responsible for HP’s EMEA Consumer PC Product categories. Mr. Ghilardi, who joined HP in 1982, served as chairman of HP Italy’s Board of Directors from 2001 through 2008 in addition to holding several other management positions during his 25-year tenure at HP.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

We believe that during fiscal 2009, our directors, Section 16 officers and beneficial owners of more than 10% of our common stock complied with all Section 16(a) filing requirements. In making the above statement, we have relied solely upon a review of information provided to us and upon the written representations of our directors and Section 16 officers.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of December 26, 2009 with respect to shares of our common stock that may be issued under our existing equity compensation plans. Our 2004 Plan, which was approved by our stockholders, is our only equity incentive plan available for the grant of new equity awards. Outstanding options and any full value awards are not transferable for consideration.

Equity Compensation Plan Information

	Fiscal Year Ended December 26, 2009
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights		Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column(a))
	(a)		(b)	(c)
Equity compensation plans approved by stockholders	60,479,875		—	17,369,982	(1)
Options	38,602,422		$8.16
Awards	21,877,453		—	—
Equity compensation plans not approved by stockholders	3,832,528		—	—
Options	3,832,528	(2)	$13.52	—
Awards	—		—	—

Total	64,312,403			17,369,982

(1)	In addition, approximately 4.4 million shares are reserved for award under our 2000 Employee Stock Purchase Plan, which was suspended indefinitely by our Board of Directors in December 2008.
(2)	Includes 44,367 shares outstanding from treasury stock issued in 2002 as non-plan grants and 1,471,832 shares assumed from ATI Technologies Inc. stock plans with a weighted average exercise price of $13.52 as a result of our acquisition of ATI. We have not made any grants under the ATI stock plans since our acquisition of ATI and do not intend to grant any awards under these plans in the future. See Note 15 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 26, 2009 for additional information.

COMPENSATION DISCUSSION AND ANALYSIS

Overview of 2009

Fiscal 2009 was a transformational year in which our Company emerged with a new business model focused on semiconductor design that leverages our technology portfolio of x86 microprocessor and graphics technologies. The credit market crisis and other macro-economic challenges that affected the global economy in 2008 continued and contributed to a challenging business environment for AMD during the first half of 2009. In particular, due to the credit markets and the reduced leverage in the economy, both business and consumer spending, including with respect to end-user products that incorporate our products, was at depressed levels during the first half of 2009. In light of the economic environment, one of our key priorities entering 2009 was to preserve cash and reduce operating expenses. To that end, in the first quarter of 2009 we continued to implement the cost reduction activities that we began in 2008 through additional headcount reductions, temporary salary reductions and suspension of certain employee benefits. During 2009 we also decreased our capital expenditures to $466 million compared to $621 million in 2008 and reduced our manufacturing output in order to control our inventory levels. In March 2009 we formed GLOBALFOUNDRIES, Inc., a manufacturing joint venture to which we contributed our front-end manufacturing assets, thereby significantly decreasing the cost-intensive burden of building and operating our own fabrication facilities.

In the second half of 2009 end user PC demand stabilized. In an improving global macroeconomic environment, we saw increased customer and end user demand for our products. During this time we delivered visually-rich platforms, higher-performance six-core server processors and industry-leading graphics products. We also settled the AMD-Intel lawsuit in November 2009, resulting in a new patent cross-licensing agreement, unprecedented ground-rules for fair competition in the microprocessor industry and a cash settlement of $1.25 billion for AMD. Further, we made significant progress in improving our balance sheet by significantly reducing our debt.

Consistent with the economic environment and the progress discussed above, the Compensation Committee took the following key compensation actions during 2009:

•

Reduction of Base Salaries. In light of the challenging business environment during early 2009, as discussed above, the Compensation Committee approved, effective as of February 2009, a temporary 20% decrease to Mr. Meyer’s and Dr. Ruiz’ base salaries and a temporary 15% decrease to the other Named Executive Officers’ base salaries, other than Mr. Seifert (who joined AMD in October 2009). Our Named Executive Officers, or NEOs, are set forth in the Summary Compensation Table on page 41.

•

Annual Incentive Plan. In light of the challenging business environment, a decision was made not to fund the Annual Incentive Plan in 2009 and no bonuses were paid under the Annual Incentive Plan to any NEOs for 2009.

•

Restoration of Base Salaries. Due to the improving global macroeconomic environment and our progress in improving our financial performance in the fourth quarter of 2009, the Compensation Committee approved, effective as of November 2009, a restoration of base salaries to pre-reduction levels, and in February 2010, the Compensation Committee approved a one-time payment to restore the full salary for the September through November 2009 period to all AMD employees, including NEOs, who participated in the salary reduction during that time.

Compensation Committee

The Compensation Committee regularly reviews the alignment of AMD’s compensation programs with the strategy and needs of the business, market trends, changes in competitive practices and linkage with the interests of stockholders. Based on those reviews, the Compensation Committee makes specific decisions as well as recommendations to the Board of Directors with respect to the compensation of AMD’s officers, including base salary, annual incentives, long-term incentives, and benefits and perquisites.

In 2009, the Compensation Committee retained Semler Brossy as its consultant in order to get objective, expert advice. Semler Brossy was selected as the consultant to the Compensation Committee in 2008 after an interview process with several compensation consulting firms. The Compensation Committee requested Semler Brossy to advise it on a variety of compensation-related issues, including:

•	Compensation strategy development;

•	Officer pay levels;

•	Board of director pay levels;

•	Peer group review;

•	Stock ownership guidelines for management and Board members;

•	The Compensation Discussion and Analysis report; and

•	The Compensation Committee agenda and annual calendar.

In the course of conducting its activities, Semler Brossy attended six meetings of the Compensation Committee and presented its findings and recommendations for discussion. During the course of the year, Semler Brossy met with management to obtain and validate data and review materials.

Semler Brossy, in its capacity as an independent advisor to the Compensation Committee, does not provide any services to AMD or earn any money from AMD outside of its support to the Compensation Committee. In addition to input from Semler Brossy, the Compensation Committee also considered other external perspectives, such as perspectives of shareholder advisory groups and legislators, feedback from human resources and input from management.

The Compensation Committee charter includes an overview of the membership, purpose, goals and responsibilities, structure and operations of the Compensation Committee and is available at www.amd.com or by contacting AMD’s Corporate Secretary. Information contained on the AMD website is not incorporated by reference in, or considered to be a part of, this document.

Compensation Program

The commentary below is intended to answer the following questions regarding AMD’s compensation programs for our NEOs:

•	What are the objectives of our compensation programs?

•	What is the compensation program designed to reward?

•	What is each element of compensation?

•	Why do we choose to pay each element?

•	How do we determine the amount (and where applicable, the formula) for each element?

•	How do each element and our decisions regarding that element fit into our overall compensation objectives and affect decisions regarding other elements?

Pay Objectives, Philosophy and Design Principles

The Compensation Committee’s compensation philosophy is to provide compensation and benefit programs that enable us to attract, retain and motivate high caliber employees, provide significant opportunity to reward superior individual and Company performance and to support career development and succession goals.

To implement this philosophy, the Compensation Committee has established the following principles:

•	Link rewards to achievement of business objectives;

•	Encourage NEO equity ownership to align NEO interests with the interests of stockholders;

•	Provide significant rewards for significant performance and support career development and succession goals;

•	Manage pay structure and programs globally, while recognizing local market practices and conditions;

•	Reflect a total rewards perspective, balancing fixed and variable pay;

•	Provide an appropriate return on investment on the overall program spending; and

•	Provide a balanced approach to performance measurement and pay delivery which avoids misaligned incentives for individuals to undertake excessive or inappropriate risk.

In designing and implementing the elements of compensation for NEOs, the Compensation Committee considers several foundational factors to guide specific compensation decisions.

Factor	Discussion
Competitive compensation is crucial in attracting, retaining and motivating high caliber employees.

The Compensation Committee annually reviews market compensation levels to determine whether the total compensation opportunity for its NEOs remains competitive in the market and makes adjustments when needed. For 2009, this assessment included evaluation of base salary, annual incentives and long-term incentives against appropriate market pay references, which reflect both publicly-available data from a peer group of high-technology companies and published survey data on compensation in the high-technology industry as detailed in the Towers Perrin Compensation Databank Executive Compensation survey. The peer group and the Towers Perrin survey group are described below. In addition, benefits such as health benefits, the 401(k) retirement program and perquisites are regularly assessed relative to the market. The Compensation Committee also takes into account our internal financial business plan as approved by the Board in determining our performance targets for incentive plans and to assess appropriate payout levels for performance.

In addition to considering market compensation levels, we consider Company and individual performance, as well as each NEO’s impact and scope within AMD. We provided our Chief Executive Officer with greater compensation than that provided to other NEOs to reflect his relative responsibility and importance to the organization. Differences in compensation among the Chief Executive Officer and the other NEOs also reflect observed differences in compensation among similarly situated executive officers in the market.

The basis for selection of companies in the peer group included such factors as revenue, industry and competitive landscape. The 2008 peer group was evaluated with the assistance of Semler Brossy in 2009 and no changes were made at that time.

•   Revenue—Peer companies should be comparable to AMD. The median revenue of the peer group closely approximates AMD, and peer company revenues generally range from one-half to two times AMD’s revenues. Intel is outsized relative to the other peer companies and AMD, but we include Intel in the group given its dominant industry position.

•   Industry—Peer companies should be within comparable industry sectors.

•   Competitive Landscape—Peer companies should be competing with AMD for executive talent.

Factor	Discussion

The peer group included:

	Agilent Technologies Inc.	LSI Corporation
	Applied Materials Inc.	Micron Technology Inc.
	Broadcom Corp.	Nvidia Corp.
	Corning Inc.	QUALCOMM Incorporated
	EMC Corp.	Sandisk Corp.
	Harris Corp.	Seagate Technology
	Intel Corp.	Texas Instruments Inc.
Lexmark International Inc.

The Towers Perrin Compensation Databank Executive Compensation survey group included:

	Agilent Technologies Inc. Applied Materials Inc.	Lexmark International Inc. Micron Technology Inc.
	Broadcom Corp.	Microsoft Corporation
	Cisco Systems, Inc. Corning Inc.	Motorola, Inc. National Semiconductor Corporation
	Dell Inc.	QUALCOMM Incorporated
	EMC Corp.	Seagate Technology
	Harris Corp	Sun Microsystems, Inc.
	Intel Corp.	Texas Instruments Inc.
Xilinx, Inc.

References to “market” refer to the review of the peer group and the Towers Perrin Compensation Databank Executive Compensation survey data, as discussed above.

Pay-for-Performance is fundamental.

The Compensation Committee places an emphasis on “at-risk” pay, which is delivered through our annual cash bonus plan and long-term equity grants.

The annual cash bonus plan links a portion of the NEO’s cash compensation to the financial performance of AMD. More details of the plan are described below under Elements of Compensation—Annual Incentive Plan.

It is our belief that equity compensation, combined with stock ownership guidelines, helps to align the perspectives of NEOs with stockholder interests. To that end, the majority of incentive compensation and total compensation in general is delivered in equity. More details of equity compensation are described below under Elements of Compensation—Long-Term Incentive Compensation.

Section 162(m) of the Internal Revenue Code (the “Code”) is a factor.	Section 162(m) of the Code limits the deductibility of non-performance based compensation paid to the Chief Executive Officer and any of the three other most highly compensated executive officers, other than the chief financial officer, to $1 million. In establishing total compensation for such officers, the Compensation Committee considers the effect of Section 162(m). Corporate objectives may not always be consistent with the requirements for full deductibility. Therefore, deductibility is not the sole factor used in setting the appropriate levels or modes of basic compensation, and certain compensation paid by AMD in the future may not be fully deductible under Section 162(m).

Total Compensation: In aggregate, the key elements of compensation below provide for an emphasis on performance and at-risk pay, with a significant upside based on exceptional Company and individual performance. Based on Company and individual performance, the aggregate target is between the 50th and 75th percentiles of the market although actual aggregate compensation may vary significantly depending on Company and individual performance. Generally, compensation decisions are normally made at the first and second regularly scheduled Compensation Committee meetings of the fiscal year. Annual Incentive Plan targets and performance goals are approved at the Compensation Committee meeting shortly after the commencement of the applicable performance period, the intent of which is to ensure compliance with Section 162(m) of the Code regarding performance-based pay. Stock option, restricted stock unit, and base salary decisions are approved at the second Compensation Committee meeting of the fiscal year, following the annual review of individual performance and competitive market data, to ensure consistency with the rest of AMD.

Elements of Compensation: AMD’s NEO compensation program is comprised of several components. The combination and allocation of the components and the amount of each component is influenced by the role of the NEO in AMD, including scope of the job and the impact the role has on the organization, market practices, the total value of all the compensation, benefits and perquisites available to the person, past earnings and the employment contract with our President and CEO. The Compensation Committee reviews and considers each component for each NEO before making compensation decisions. In accordance with the Compensation Committee’s compensation philosophy, a majority of the total compensation paid to NEOs is comprised of incentive compensation that is “at-risk,” or performance-based. In supporting this philosophy, realized pay to our NEOs is closely aligned to stockholder appreciation.

Presented below is summary information about each pay element of compensation:

Pay Element	Key Objective and Role of Pay Element	Basis of Design

Base Salary

Salaries are provided to NEOs as compensation for day-to-day responsibilities and services to AMD and to meet the objective of attracting and retaining the key talent needed to run the business.

Salaries provide a consistent cash flow to employees assuming acceptable levels of performance and ongoing employment.

NEO salaries are based on an analysis of competitive salary levels within AMD’s pay peer groups, overall company budgets, individual performance, experience, potential and internal equity. The Compensation Committee annually reviews NEO performance and market compensation levels in order to determine an appropriate level of base salary for the year. In addition, the Compensation Committee considers the input of the CEO in determining appropriate base salary increases for the other NEOs.

To reduce operating expenses the Compensation Committee approved (i) a temporary 20% decrease to Mr. Meyer’s and Dr. Ruiz’ base salaries and (ii) a temporary 15% decrease to the other NEOs’ base salaries, effective as of February 2009. The Compensation Committee approved the restoration of base salaries to pre-reduction levels effective in November 2009. Mr. Seifert, who joined AMD in October 2009, was not affected by the reduction or restoration of base salaries.

Pay Element	Key Objective and Role of Pay Element	Basis of Design

In February 2010, the Compensation Committee approved a one-time payment to restore the full salary for the September through November 2009 period to all AMD employees, including NEOs, who participated in the salary reduction during that time. The restoration of base salaries to pre-reduction levels and the one-time payment were approved by the Compensation Committee in light of AMD’s improved financial condition and broader macroeconomic conditions, as discussed in the “Overview of 2009” section above.

Other than restoration of base salaries to pre-reduction levels, no NEO received a base salary increase in 2009.

Mr. Seifert joined AMD in October 2009. Mr. Seifert’s compensation package was evaluated in the context of both internal and external peers, as well as Mr. Seifert’s most recent compensation package at his former employer. The external peer evaluation considered compensation paid to chief financial officers at the peer group companies, as well as data from the Towers Perrin Compensation Databank. These are the same data sources used to inform compensation decisions for our other NEOs. The internal peer evaluation considered compensation paid to other AMD senior executives to ensure internal equity.

Annual Incentive Plan

The use of this plan is intended to focus participants on generating profitability, both through maximizing revenues and controlling costs.

The Annual Incentive Plan (AIP) is a cash-based incentive plan intended to provide compensation other than fixed pay (e.g., base salary and benefits) and long-term pay (e.g., equity-based plans) and designed to encourage NEOs and other participants to focus on short-term (annual) targets.

The annual payout of the AIP is determined by the achievement of objectives over two six-month performance periods (i.e., January to June and July to December), subject to the application of negative discretion by the Compensation Committee. The Compensation Committee believes that the high volatility of AMD’s industry necessitates using achievement of objectives over two six-month performance periods because they more accurately link pay with performance.

With consideration to the economic environment and AMD’s operating plan for fiscal 2009, a decision was made not to fund the AIP for 2009; therefore, no bonus awards were paid for 2009 under the AIP.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Individual Bonus Plans	Individual bonus plans are implemented by AMD in certain cases to incentivize individual results. Persons with individual bonus plans are not eligible to participate in the AIP.

Mr. Ghilardi assumed the role of chief sales officer in January 2009. With the objective of focusing Mr. Ghilardi on transforming the effectiveness of the sales organization, he participated in an individual incentive plan for 2009. Mr. Ghilardi’s bonus opportunity was tied to the achievement of key company-wide corporate financial measures (35% on AMD revenue-based targets and 35% on contribution margin) and to a qualitative component based on subjective evaluations of Mr. Ghilardi’s achievement of a number of pre-established factors as assessed by the Company’s CEO and the Compensation Committee (remaining 30%).

The individual plan was designed to drive profitable sales for AMD, influence the transformation of the sales organization, and align the incentives for Mr. Ghilardi with stockholder interests. His target bonus opportunity is 150% of base salary. For purposes of calculating the bonus, the amount of Mr. Ghilardi’s base salary was determined at the end of each performance period (i.e., for the first half of fiscal 2009, Mr. Ghilardi’s base salary was $493,000 and for the second half of fiscal 2009, Mr. Ghilardi’s base salary was $580,000). The revenue targets for 2009 (which were based on AMD’s revenue, adjusted for the revenue attributable to business units that were not impacted by Mr. Ghilardi’s performance) are shown in the table below.

			Revenue (in millions)
		First Half 2009	$2,188
		Second Half 2009	$2,748

		Generally, contribution margin was based on AMD’s gross margin (excluding gross margin attributable to the Foundry segment), adjusted for underutilization and any inventory-related reserves, less certain sales, marketing and non-recurring engineering expenses. Since the specific contribution margin targets are highly confidential, we do not publicly disclose these targets. Disclosing the contribution margin targets would provide competitors and other third parties with insights into AMD’s internal confidential strategic and planning processes, sales and marketing budgets and other confidential matters, which might allow our

Pay Element	Key Objective and Role of Pay Element	Basis of Design

competitors to predict certain business strategies, thereby causing competitive harm. The contribution margin targets were positioned to be aggressive, but achievable.

The portion of Mr. Ghilardi’s bonus tied to the company-wide corporate financial measures (70% in aggregate) was determined based on the level of achievement of the aggregate revenue and contribution margin targets, as shown in table below.

		Achievement of Revenue and Contr. Margin Targets	Payout as % of Target (interpolated between points)
		150%	300%
		120%	200%
		100%	100%
		75%	50%

As discussed above, the remaining 30% of Mr. Ghilardi’s bonus was based on subjective evaluations of Mr. Ghilardi’s achievement of a number of pre-established factors, including the success rate and types of key design wins and the creation of improved go-to-market processes in specific segments of the business, including retail, small and medium-sized businesses, government, distribution channels, and emerging markets.

AMD’s actual first half and second half 2009 revenues (calculated as described above) were $2,257 million and $2,941 million. The achievement of revenue and contribution margin targets for first half 2009 was 96.90% and for second half 2009 was 106.70%, for a performance payout percentage of 93.82% of target (or $242,830) and 133.49% of target (or $406,472), respectively.

The Compensation Committee determined Mr. Ghilardi’s final bonus amounts. Based on the revenue and contribution margin performance and payout percentages discussed above and the subjective evaluation of Mr. Ghilardi’s achievement of pre-established factors, Mr. Ghilardi earned a bonus of $897,252 for 2009.

Pay Element	Key Objective and Role of Pay Element	Basis of Design

Sign-on Bonus	Sign-on bonuses are provided to certain individuals as a part of individual negotiations during the hiring process to encourage the individual to accept employment with AMD.

Mr. Seifert and Mr. Ghilardi both entered into sign-on bonus agreements. Mr. Seifert received $150,000 and Mr. Ghilardi received $250,000 as a one-time sign-on bonus. Mr. Ghilardi’s sign-on bonus was partially intended to offset relocation costs, including the sale of his home in Switzerland and the purchase of a new home in Texas.

Pursuant to the respective sign-on bonus agreement, if Mr. Seifert or Mr. Ghilardi terminates his employment with AMD or AMD terminates his employment for any reason other than a reduction of force, (i) within 13 months, the agreement provides for repayment of 100% of the bonus, or (ii) after 13 months but less than 24 months, the agreement provides that for each full month of employment completed after the twelfth month of employment, 8.33% of the bonus is not required to be repaid.

Long-Term Incentive Compensation: During fiscal 2009, we utilized two types of long-term incentive programs for NEOs, each having specific objectives as described below. Each of the two vehicles comprises approximately one-half of the value of the long-term incentive awards at time of grant for NEOs.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Stock Options	The objective and role of granting stock options are to create long-term incentive and to align NEO interests with stockholders interests because there is no financial gain to an NEO unless our stock price appreciates.

Stock options are granted with exercise prices set at 100% of the fair market value of AMD’s common stock on the date of grant. Generally, stock options vest ratably over three years and expire after seven years.

Pursuant to his Offer Letter Agreement, Mr. Seifert was granted an option to purchase 250,000 shares of the Company’s common stock at an exercise price equal to the closing price of AMD’s common stock on the date of the grant. The shares will vest over a 36-month period from date of grant: 33.3% on November 15, 2010 and then 8.3% every three months over the next 24 months, assuming Mr. Seifert’s continuous active service with the Company. See “Size of Stock Option and Restricted Stock Unit Awards” section below for a more detailed discussion of how the Compensation Committee decided on the size of the stock option award pursuant to the Offer Letter Agreement.

Please see the “Grants of Plan-Based Awards in 2009” table below for further details of each NEO’s respective stock option grants.

Restricted Stock Units (RSUs)	The objective and role of RSUs are to recognize the highly cyclical nature of our business, recognize individual performance, encourage employee retention, manage dilution and provide a long-term incentive that is strongly aligned with stockholders interests, while aligning the potential value of the award to the overall AMD market value. The Compensation Committee believes that the use of RSUs offers the NEOs a competitive and stable level of equity-based compensation.

Generally, RSUs vest ratably over three years.

Pursuant to his Offer Letter Agreement, Mr. Seifert was granted 125,000 RSUs. The RSUs will vest 33.3% on each of November 9, 2010, November 9, 2011 and November 9, 2012, assuming Mr. Seifert’s continuous active service with AMD. See “Size of Stock Option and Restricted Stock Unit Awards” section below for a more detailed discussion of how the Compensation Committee decided on the size of the restricted stock unit award pursuant to the Offer Letter Agreement.

Please see the “Grants of Plan-Based Awards in 2009” table below for further details of each NEO’s respective RSU grant.

Size of Stock Option and Restricted Stock Unit Awards

RSUs were approved by the Compensation Committee and granted in May 2009. The number of stock options approved by the Compensation Committee in May 2009 was based on a number of factors, such as market data, our current common stock price, the available share pool and in consideration of acceptable burn rate limits. Such stock options are granted in four separate installments at predetermined dates over the next 12 months on May 15, August 15, November 15 and February 15. As the grant dates are predetermined, no discretion is applied as to when the options are granted. The Compensation Committee believes that granting stock options in four separate installments over the year incentivizes employees throughout the year. Further, the distribution of the option grant dates in separate installments allows such options to be priced throughout the year, thereby resulting in option grants that, in the aggregate, reflect less volatility and a more accurate stock price of the Company.

Prior to approving the grants, the Compensation Committee conducts an assessment of competitive market data (peer group data and market survey data), as well as Company and executive performance. The Compensation Committee considers target award levels, affordable annual share usage and overall stockholder dilution when determining the size of each NEO’s long-term incentive award. Further, the Compensation Committee uses its discretion and judgment, taking into consideration competitive market data, Company and executive performance and relative internal positioning to determine the actual long-term incentive award for the individual NEOs. One-half of the value of the long-term incentive award is awarded in the form of stock options. The other one-half of the value of the long-term incentive award is awarded in RSUs, using a 2 to 1 stock option to RSU ratio. The number of stock options and RSUs is determined by using the Binomial option pricing model and using the 180-day trailing average stock price as a guide, which helps reduce the impact of short-term share price volatility. The Compensation Committee believes that using the 180-day trailing average stock price results in a more accurate stock price of the Company.

Stock Ownership Guidelines.    The purpose of the stock ownership guidelines is to strengthen the alignment of NEO interests with stockholder interests and to increase visibility of NEO stock ownership. All officers subject to the filing requirements of Section 16(a) of the Securities Exchange Act of 1934 are subject to stock ownership guidelines. In 2008, the stock ownership requirements were raised to current levels: Section 16 officers with the title of Senior Vice President are required to acquire and hold 35,000 shares; Section 16 officers with the title of Executive Vice President are required to acquire and hold 78,125 shares; our President and CEO is required to acquire and hold 312,500 shares. The timeframe for compliance is five years from the establishment of these guidelines in 2008, which is the first quarter of 2013, or five years from becoming a Section 16 officer. As of December 26, 2009, all NEOs were on target to meet their ownership guideline within the appropriate timeframe.

We have a stock trading policy that prohibits NEOs from short sales and buying or selling puts or calls. The stock trading policy establishes that NEOs do not trade in our stock on a short-term basis or purchase our stock on margin (exclusive of the exercise of stock options and the immediate sale of the shares acquired). Although hedging transactions are not expressly prohibited, any hedging must be accomplished in compliance with the stock trading policy.

Other Benefits.    We offer additional benefits designed to be competitive with overall market practices, and to attract and retain the talent needed at AMD. All United States salaried employees, including NEOs, are eligible to participate in our U.S. benefit programs, which include a Section 401(k) plan (with Company matching contributions), health care coverage, life insurance, disability, paid time-off and paid holidays, which we believe are generally consistent with industry and market practices. In addition, NEOs are eligible to receive certain other benefits described below. In January 2009, as part of AMD’s cost cutting efforts and with the goal of reducing operating expenses and AMD’s break-even point, the Compensation Committee temporarily suspended the Section 401(k) plan Company matching contributions for all employees, effective February 1, 2009. In January 2010, we announced the partial reinstatement of 401(k) plan matching contributions for 2010.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Deferred Compensation	The deferred compensation plan is intended to assist NEOs in their retirement planning. Additionally, because the plan also provides company ‘restoration’ contributions, the deferred compensation plan is intended to restore company contributions lost due to IRS limits on the tax-qualified Section 401(k) plan.

In addition to participation in our Section 401(k) plan, NEOs are eligible to participate in a nonqualified deferred compensation program, the “Deferred Income Account Plan.” The plan allows deferral of up to 50% of salary and up to 100% of commissions and bonuses into selected funds. Earnings on deferrals are based on the performance of the funds selected by participants. NEO contributions and year-end account balances for 2009 can be found in the 2009 Nonqualified Deferred Compensation table.

In the event that the NEO participates in our Deferred Income Account Plan, we make a matching contribution to restore a portion of the amount that would have been made absent the IRS limit on the covered compensation amount.

Nonqualified Defined Benefit Arrangements	The nonqualified defined benefit arrangements for Dr. Ruiz and Mr. Rivet were intended to replace former employer benefits that were forfeited upon joining AMD and were necessary inducements at the time of employment in order to attract Dr. Ruiz and Mr. Rivet to AMD.

Dr. Ruiz retired from AMD on March 2, 2009 and pursuant to his employment agreement, dated as of January 31, 2002, Dr. Ruiz received a retirement benefit payment. See 2009 Pension Benefits table in this proxy statement for discussion relating to the retirement benefit.

In 2009, pursuant to his retirement benefit agreement, dated December 29, 2007 (and entered into pursuant to the terms of Mr. Rivet’s employment agreement, dated September 27, 2000), Mr. Rivet received a lump sum retirement benefit upon reaching age 55. See 2009 Pension Benefits table in this proxy statement for discussion relating to the retirement benefit.

Post-Employment Compensation. Post-employment compensation elements that are not offered to salaried employees in general are summarized below.

Pay Element	Key Objective and Role of Pay Element	Basis of Design
Severance Arrangements	Severance arrangements are entered into by AMD to help assure the retention of the CEO and other NEO’s experience, skills, knowledge and background for the benefit of AMD. These arrangements also reinforce and encourage continued attention and dedication to duties without the distraction arising from the possibility of a change in control of AMD and provide the business with a smooth transition in the event of a change in control of AMD. In addition, these arrangements provide the NEOs with a severance amount to help financially ease their transition from AMD.

Dr. Ruiz’ employment agreement was entered into pursuant to individual negotiations with the Compensation Committee at the time of Dr. Ruiz’ initial employment with AMD. On March 2, 2009, Dr. Ruiz retired from AMD and became the non-voting, non-director Chairman of the Board of GLOBALFOUNDRIES. Dr. Ruiz received a retirement payment of $4,400,765 from AMD, pursuant to the terms of his employment agreement. In addition, in connection with Dr. Ruiz’ significant role in the successful completion of the manufacturing joint venture transaction, Dr. Ruiz was awarded a lump-sum payment of $3,000,000 (subject to applicable withholdings). For a detailed description of Dr. Ruiz’ retirement benefits, please see the “Executive Compensation Employment Agreements” section below.

On July 17, 2008, we entered into an employment agreement with Derrick R. Meyer, at which time Mr. Meyer succeeded Dr. Ruiz as AMD’s Chief Executive Officer. Mr. Meyer is currently our President and Chief Executive Officer. Mr. Meyer’s employment agreement was entered into pursuant to individual negotiations with the Compensation Committee. Under Mr. Meyer’s employment agreement, in the event of Mr. Meyer’s involuntary termination without cause or constructive termination, Mr. Meyer receives certain severance benefits. For a detailed description of Mr. Meyer’s severance benefits please see the “Executive Compensation— Employment Agreements” section below.

On December 18, 2008, we entered into an offer letter with Mr. Ghilardi. Mr. Ghilardi’s offer letter provides for severance benefits in the event AMD terminates his employment for reasons other than for cause, misconduct, material violation of policy or conflict of interest on or before September 1, 2013. Such severance benefits were provided to Mr. Ghilardi in order to equal the severance

Pay Element	Key Objective and Role of Pay Element	Basis of Design

he would have received under similar circumstances if he had remained employed in Europe with his prior employer and that would have otherwise been forfeited upon joining AMD in the United States and were necessary inducements in order to attract Mr. Ghilardi to AMD. For a detailed description of Mr. Ghilardi’s severance benefits please see the “Executive Compensation—Employment Agreements” section below.

NEOs will receive certain incremental amounts in the event of termination of employment in connection with a change in control of AMD, as described in the “Executive Compensation—Change in Control Arrangements” section below.

AMD is under no contractual obligations with respect to severance with any of the other NEOs other than those described above.

Management Continuity Agreements or Change in Control Agreements

We entered into management continuity agreements or change in control agreements with each of our NEOs, except Dr. Ruiz, designed to encourage their continued services in the event of a change in control. Mr. Meyer’s employment agreement supersedes his management continuity agreement.

The management continuity or change in control agreements were implemented to allow for a smooth transition in the event of a change in control of AMD and to provide the NEOs with a severance amount to help financially ease their transition from AMD. The management continuity or change in control agreements were implemented also to provide incentives to the NEOs to execute the wishes of the Board, even in the event that the Board of Directors takes an action that may result in the elimination of the NEO’s position with AMD. We believe this structure strikes a balance between incentives and executive hiring and retention without providing the benefits to NEOs who continue to enjoy employment with an acquiring company in the event of a change in control.

For purposes of Dr. Ruiz’ and Mr. Meyer’s employment agreements, the management continuity agreements and the change in control agreements, a change in control includes any change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934, as amended. A change in control is described in the section entitled “Executive Compensation—Change in Control Arrangements” below.

The management continuity agreements and change in control agreements provide for termination benefits following a change in control if within two years after the change in control an NEO’s employment is terminated or the NEO is constructively discharged. Mr. Rivet and Mr. McCoy entered into their management continuity agreements in 2000 and 1996, respectively. These agreements were amended and restated for Section 409A purposes in 2008. Mr. Ghilardi entered into his change in control agreement prior to his becoming an executive officer. Mr. Seifert entered into his change in control agreement pursuant to his commencement of employment with AMD in 2009.

The terms and conditions of the management continuity agreements and

Pay Element	Key Objective and Role of Pay Element	Basis of Design

change in control agreements were reviewed by Semler Brossy in 2009. Moreover, at the time an executive officer entered into such an agreement with AMD, the Compensation Committee determined that the agreement design, conditions, and payout amounts were appropriate and competitive within the market.

As discussed above, Mr. Rivet and Mr. McCoy’s management continuity agreements were originally entered into in 2000 and 1996, respectively, and amended and restated for Section 409A purposes in 2008, prior to AMD’s commitment to the policy of generally not entering into new agreements with excise tax gross up provisions. In unusual circumstances where the Compensation Committee believes that accommodations have to be made to recruit a new executive to AMD, limited reimbursement for taxes payable may be included in such executive’s agreement; however, even in such circumstances, the excise tax gross up will be limited to payments triggered by both a change in control and termination of employment and will be subject to a three-year sunset provision. Consistent with such commitment, Mr. Ghilardi’s and Mr. Seifert’s change in control agreements do not provide for excise tax gross ups.

Further, consistent with Mr. Seifert’s change in control agreement, AMD intends that any new change in control agreements shall provide for severance benefits of at most two times (reduced from three times) the sum of base compensation and target annual bonus.

See “Executive Compensation—Change in Control Arrangements” below for a detailed discussion on severance payments and benefits eligible to be received under these agreements.

Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this proxy statement, in whole or in part, the following two reports will not be incorporated by reference into any such filings, nor will they be deemed to be soliciting material or deemed filed with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or under the Securities Exchange Act of 1934, as amended.

COMPENSATION COMMITTEE REPORT

The Compensation Committee of the Board of Directors has reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement. Based on this review and discussion, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in AMD’s proxy statement for its 2010 Annual Meeting.

COMPENSATION COMMITTEE

February 18, 2010

H. Paulett Eberhart, Chair

Frank M. Clegg

Craig A. Conway

Nicholas M. Donofrio

AUDIT AND FINANCE COMMITTEE REPORT

The Audit and Finance Committee of the Board of Directors consists of Dr. Barnes, as Chair, Mr. Caldwell and Mr. Palmer. Each of the members of the Audit and Finance Committee is “independent,” and “financially literate,” as determined by the Board of Directors and in compliance with NYSE and SEC rules. In addition, Dr. Barnes and Mr. Caldwell were designated “audit committee financial experts,” as the Board interprets that designation.

The Audit and Finance Committee oversees our internal audit function and independent registered public accounting firm and assists the Board in fulfilling its oversight responsibilities on matters relating to the integrity of AMD’s financial statements, AMD’s compliance with legal and regulatory requirements, the performance of our internal audit function and the independent registered public accounting firm’s qualifications, independence and performance by meeting regularly with the independent registered public accounting firm, our senior management and our internal audit, financial, and legal personnel. Management is responsible for the preparation, presentation and integrity of AMD’s financial statements. The independent registered public accounting firm is responsible for performing an audit of AMD’s annual financial statements and expressing an opinion as to the conformity of AMD’s audited financial statements with U.S. generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit and Finance Committee reviewed and discussed AMD’s audited financial statements for the fiscal year ended December 26, 2009 with management and Ernst & Young LLP, AMD’s independent registered public accounting firm. The Audit and Finance Committee also discussed with Ernst & Young LLP the matters required to be discussed by Statement on Auditing Standards No. 114, “The Auditor’s Communication With Those Charged With Governance.” This included a discussion of the independent registered public accounting firm’s judgments as to the quality, not just the acceptability, of AMD’s accounting principles and such other matters that generally accepted auditing standards require to be discussed with the Audit and Finance Committee. The Audit and Finance Committee also received the written disclosures and the letter from Ernst & Young LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and the Audit Committee discussed the independence of Ernst & Young LLP with that firm.

Based on the Audit and Finance Committee’s review and discussions noted above, the Audit and Finance Committee recommended to the Board, and the Board approved, that the audited financial statements be included in AMD’s Annual Report on Form 10-K for the fiscal year ended December 26, 2009 for filing with the SEC.

The Audit and Finance Committee and the Board also have recommended, subject to stockholder ratification, the selection of Ernst & Young LLP as AMD’s independent registered public accounting firm for fiscal 2010.

AUDIT AND FINANCE COMMITTEE

February 18, 2010

W. Michael Barnes, Chair

John E. Caldwell

Robert B. Palmer

COMPENSATION POLICIES AND PRACTICES

Our compensation program is intended to reward the management team and other employees for strong performance over the long-term, with consideration to near-term actions and results that strengthen and protect our Company. We consider the potential risks in our business when designing and administering our pay program, and we believe our balanced approach to performance measurement and pay delivery works to avoid misaligned incentives for individuals to undertake excessive or inappropriate risk. Further, program administration is subject to considerable internal controls, and when determining the principal outcomes – performance assessments and pay decisions – we rely on principles of sound governance and good business judgment.

EXECUTIVE COMPENSATION

The following table shows compensation information for our Chief Executive Officer, our Chief Financial Officer, our other executive officers as of the end of our last fiscal year and our former Executive Chairman and Chairman of the Board because he was an executive officer during 2009 and disclosure would have been provided for him if he were serving as an executive officer at the end of fiscal 2009 (Named Executive Officers).

2009 SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)(1)			Bonus ($)(2)		Stock Awards ($)(3)		Option Awards ($)(4)		Non-Equity Incentive Plan Compensation ($)		Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(5)		All Other Compensation ($) (6)		Total ($)
(a)	(b)	(c)			(d)		(e)		(f)		(g)		(h)		(i)		(j)
Derrick R. Meyer	2009		$792,685			$45,000		$1,804,500		$1,897,864		$0		$0		$7,478		$4,547,527
President and Chief Executive Officer, Member of Board of Directors	2008 2007	$ $	856,732 695,000		$ $	0 0	$ $	2,456,970 2,743,590	$ $	1,929,477 957,535	$ $	0 0	$ $	0 0	$ $	26,220 21,304	$ $	5,269,399 4,417,429

Thomas J. Seifert(7)	2009		$121,152			$150,000		$773,750		$666,354		$0		$0		$29,629		$1,740,885
Senior Vice President, Chief Financial Officer	2008 2007		— —			— —		— —		— —		— —		— —		— —		— —

Robert J. Rivet	2009		$596,258			$24,375		$651,625		$612,779		$0		$0		$4,093,381		$5,978,418
Executive Vice President, Chief Operations and Administrative Officer	2008 2007	$ $	605,276 599,000		$ $	0 0	$ $	1,156,575 1,592,408	$ $	780,968 534,547	$ $	0 0	$ $	5,493,383 1,854,758	$ $	45,157 21,758	$ $	8,081,359 4,602,471

Thomas M. McCoy	2009		$499,020			$20,400		$300,750		$299,140		$0		$0		$5,074		$1,124,384
Executive Vice President Legal and Public Affairs	2008 2007	$ $	544,003 544,000		$ $	0 0	$ $	555,750 1,200,080	$ $	507,049 343,040	$ $	0 0	$ $	0 0	$ $	33,551 45,244	$ $	1,640,353 2,132,364

Emilio Ghilardi(8)	2009		$514,195			$271,750		$451,125		$372,943		$897,252		$0		$63,404		$2,570,669
Senior Vice President, Chief Sales Officer	2008 2007		— —			— —		— —		— —		— —		— —		— —		— —

Hector de J. Ruiz	2009		$544,704	(9)		$3,000,000		$0		$185,209		$0		$0		$6,296		$3,736,209
Former Executive Chairman and Chairman of the Board	2008 2007	$ $	1,123,990 1,124,000		$ $	0 0	$ $	2,037,750 4,802,600	$ $	1,173,374 1,354,961	$ $	0 0	$ $	797,844 981,353	$ $	65,639 74,922	$ $	5,198,597 8,337,836

(1)	For 2009, salary amounts reflect a temporary 20% decrease to Mr. Meyer’s and Dr. Ruiz’ base salary and a temporary 15% decrease to the other Named Executive Officers’ base salaries, other than Mr. Seifert, from February 2009 to November 2009.
(2)	Bonus amounts represent a one time payment to restore 2009 base salaries for September through November 2009 to pre-reduction levels. All AMD employees, including NEOs, who participated in the salary reduction in February 2009 received this one time payment. For Mr. Ghilardi, the amount also includes his sign-on bonus. Mr. Seifert did not participate in the salary reduction. His bonus amount represents his sign-on bonus. For Dr. Ruiz, the amount represents a bonus paid in connection with his role in the successful completion of the GLOBALFOUNDRIES joint venture.
(3)	Amounts shown represent the aggregate grant date fair value of the stock awards in the year indicated. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 15 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 26, 2009. The actual value that may be realized from an award is contingent upon the satisfaction of the conditions to vesting in that award on the date the award is vested. Thus, there is no assurance that the value, if any, eventually realized will correspond to the amount shown.
(4)	Amounts shown represent the grant date fair value of option awards granted in the year indicated. For a discussion of the assumptions made in the valuation reflected in these columns, see Note 15 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 26, 2009. The actual value, if any, that may be realized from an option award is contingent upon the satisfaction of the conditions to vesting in that award, and upon the excess of the stock price over the exercise price, if any, on the date the option award is exercised. There is no assurance that the value, if any, eventually realized will correspond to the amount shown.
(5)	No amount is included with respect to nonqualified deferred compensation earnings because none of the amounts in this column are above-market or represent preferential earnings on compensation that is deferred on a basis that is not tax-qualified (i.e., nonqualified deferred compensation).

(6)	All Other Compensation includes the following amounts:

Name	Matching Contributions to 401(k)	Imputed Income Related to Life Insurance	Relocation Reimbursement	2009 Tax Gross Up (10)	Total
Derrick R. Meyer	$4,829	$2,649	$0	$0	$7,478
Thomas J. Seifert	$0	$610	$24,650	$4,369	$29,629
Robert J. Rivet	$3,375	$1,744	$0	$4,088,262	$4,093,381
Thomas M. McCoy	$2,825	$2,249	$0	$0	$5,074
Emilio Ghilardi	$0	$4,104	$59,300	$0	$63,404
Hector de J. Ruiz	$2,918	$3,378	$0	$0	$6,296

(7)	Mr. Seifert joined us in October 2009. Therefore, we only included compensation information for Mr. Seifert for 2009.
(8)	Mr. Ghilardi joined us in August 2008, but he was not an executive officer during 2008. Accordingly, we only included compensation information for Mr. Ghilardi for 2009.
(9)	Includes payment of $172,922 for accrued vacation and $172,922 for a sabbatical that Dr. Ruiz had fulfilled all eligibility requirements for but had not yet taken.
(10)	For Mr. Rivet, All Other Compensation includes a payment of $4,088,262 to cover federal income and Medicare taxes and any state income taxes due as a result of his lump sum retirement benefit payment, which was paid pursuant to the terms of his retirement benefit agreement, dated December 29, 2007 and entered into pursuant to the terms of Mr. Rivet’s employment agreement, dated September 27, 2000. See “Replacement Retirement Benefit arrangement for Mr. Rivet” for more information. For Mr. Seifert, All Other Compensation includes a payment of $4,369 which represents a tax gross up for a portion of his relocation expenses pursuant to the terms of a standard relocation agreement applicable to all Canadian and US AMD employees.

2009 NONQUALIFIED DEFERRED COMPENSATION

Messrs. Meyer and McCoy are the only named executive officers that have elected to participate in the Deferred Income Account Plan (DIA), a non-qualified deferred compensation plan. The following table shows certain information for Messrs. Meyer and McCoy under the DIA for fiscal 2009.

Name	Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY ($)(1)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FY ($)
(a)	(b)	(c)	(d)	(e)	(f)
Derrick R. Meyer	$0	$0	$37,686	$0	$304,523
Thomas M. McCoy	$0	$0	$448,841	$0	$1,752,034

(1)	Represents the net amounts credited to the DIA accounts of Messrs. Meyer and McCoy as a result of the performance of the investment vehicles in which their accounts were deemed invested, as more fully described in the narrative disclosure below. These amounts do not represent above-market earnings, and thus are not reported in the Summary Compensation Table.

We maintain the DIA which allows eligible employees, including NEOs, to voluntarily defer receipt of a portion of their salary and annual bonus until the date or dates selected by the participant. Participants may defer up to 50% of annual base salary and/or 100% of commissions and bonuses. Participants make a deferral election prior to the year in which the compensation is earned that may not be terminated or changed during the year for which it was made. We make a contribution to the participant’s account if his/her annual base salary before the deferral is greater than the compensation limit for 401(k) plans. The contribution is equal to the lesser of (i) 50% of the deferred compensation credited to the participant’s account for the year and (ii) 3% of the participant’s salary in excess of the eligible 401(k) compensation limit for the year. For fiscal 2009, neither Mr. Meyer nor Mr. McCoy elected to contribute to the DIA; therefore, pursuant to the terms of the DIA, we did not make any contributions to their respective accounts in fiscal 2009. Participants are 100% vested in the value of their accounts. Participants may select their desired benchmark investment fund(s) in which their accounts are deemed to be invested and may change their investment elections at any time, with such change effective from the next business day. The amount of investment gain or loss that is credited to the participant’s account depends on the participant’s investment election. Currently, we are utilizing the investment funds, except the Lifestyle Funds, available under variable life insurance policies insured by John Hancock Life as the benchmark investment funds. For the 2009 fiscal year, the investment return credited to the accounts of Messrs. Meyer and McCoy were 14.1% and 34.4% based on their investment elections for their accounts.

The deferral accounts are distributed following a participant’s termination of employment with us unless the participant has elected an in-service withdrawal (scheduled or hardship withdrawal). At the time a participant makes his/her deferral election, he/she may elect a different form of distribution for such year’s deferred compensation. The participant may elect a single lump sum distribution or annual installment distributions over three to ten years. The default form of distribution is a single lump sum. A participant may change the form of distribution election, subject to the terms of the DIA.

A participant may elect to withdraw all or part of his/her account while employed by us, subject to the terms of the DIA. The in-service withdrawal date must be at least two years after the plan year in which the election was made. An in-service withdrawal date may be changed, subject to the terms under the DIA. An unscheduled payment may also be made, subject to the terms of the DIA.

OUTSTANDING EQUITY AWARDS AT 2009 FISCAL YEAR-END

The following table shows all outstanding equity awards held by the Named Executive Officers as of December 26, 2009.

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
Derrick R. Meyer						1,563	(2)	$15,489
						1,563	(3)	$15,489
						1,563	(3)	$15,489
						1,563	(3)	$15,489
						26,667	(4)	$264,270
						133,334	(5)	$1,321,340
						105,334	(6)	$1,043,860
						450,000	(7)	$4,459,500
									4,333	(8)	$42,940	(8)
	50,000	0		$42.25	4/27/2010
	25,000	0		$32.10	8/16/2010
	25,000	0		$26.90	4/25/2011
	25,000	0		$21.08	7/13/2011
	15,000	0		$12.40	11/8/2011
	25,000	0		$14.15	11/26/2011
	9,000	0		$11.69	4/24/2012
	37,500	0		$15.20	10/31/2013
	37,500	0		$14.64	2/2/2014
	37,500	0		$14.22	4/30/2011
	16,500	0		$11.33	7/28/2011
	37,500	0		$15.50	10/25/2011
	37,500	0		$16.66	2/3/2012
	37,500	0		$14.16	4/28/2012
	37,500	0		$20.10	7/27/2012
	18,750	0		$33.95	5/4/2013
	18,750	0		$17.81	7/25/2013
	18,750	0		$20.32	10/24/2013
	18,750	0		$14.83	2/15/2014
	41,666	8,334	(9)	$15.40	5/15/2014
	41,666	8,334	(9)	$11.95	8/15/2014
	41,666	8,334	(9)	$12.70	11/15/2014
	41,666	8,334	(9)	$6.45	2/15/2015
	49,997	50,003	(10)	$7.41	5/15/2015
	30,719	48,281	(12)	$5.64	8/15/2015
	124,436	155,564	(11)	$5.64	8/15/2015
	41,247	41,253	(10)	$5.64	8/15/2015
	49,997	50,003	(10)	$2.43	11/15/2015
	30,719	48,281	(12)	$2.43	11/15/2015
	8,749	8,751	(10)	$5.64	11/15/2015
	49,999	50,001	(10)	$2.42	2/15/2016
	30,719	48,281	(12)	$2.42	2/15/2016
	30,720	48,280	(12)	$4.01	5/15/2016
	0	225,000	(17)	$4.01	5/15/2016
	0	225,000	(17)	$3.69	8/15/2016
	0	225,000	(17)	$6.53	11/15/2016

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)		(j)
Thomas J. Seifert						125,000	(19)	1,238,750
	0	250,000	(18)	$6.19	10/15/2016

Robert J. Rivet						938	(2)	$9,296
						938	(3)	$9,296
						938	(3)	$9,296
						938	(3)	$9,296
						13,334	(4)	$132,140
						73,334	(5)	$726,740
						110,000	(14)	$1,090,100
						162,500	(7)	$1,610,375
									3,833	(8)	$37,985	(8)
	175,000	0		$23.25	10/2/2010
	25,000	0		$26.90	4/25/2011
	25,000	0		$21.08	7/19/2011
	25,000	0		$12.40	11/8/2011
	25,000	0		$14.15	11/26/2011
	150,000	0		$10.26	10/25/2011
	25,000	0		$11.69	4/24/2012
	25,000	0		$8.46	7/24/2012
	25,000	0		$5.92	10/24/2012
	25,000	0		$5.92	10/24/2012
	31,250	0		$7.36	5/1/2013
	31,250	0		$7.16	8/1/2013
	31,250	0		$15.20	10/31/2013
	31,250	0		$14.64	2/2/2014
	31,250	0		$14.22	4/30/2011
	31,250	0		$11.33	7/28/2011
	31,250	0		$15.50	10/25/2011
	31,250	0		$16.66	2/3/2012
	30,000	0		$14.16	4/28/2012
	30,000	0		$20.10	7/27/2012
	18,750	0		$33.95	5/4/2013
	18,750	0		$17.81	7/25/2013
	18,750	0		$20.32	10/24/2013
	18,750	0		$14.83	2/15/2014
	20,833	4,167	(9)	$15.40	5/15/2014
	20,833	4,167	(9)	$11.95	8/15/2014
	20,833	4,167	(9)	$12.70	11/15/2014
	20,833	4,167	(9)	$6.45	2/15/2015
	27,498	27,502	(10)	$7.41	5/15/2015
	27,498	27,502	(10)	$5.64	8/15/2015
	73,326	146,674	(13)	$2.43	11/15/2015
	27,498	27,502	(10)	$2.43	11/15/2015
	27,499	27,501	(10)	$2.42	2/15/2016
	0	81,250	(17)	$4.01	5/15/2016
	0	81,250	(17)	$3.69	8/15/2016
	0	81,250	(17)	$6.53	11/15/2016

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)	(c)		(e)	(f)	(g)		(h)	(i)	(j)
Thomas M. McCoy						750	(2)	$7,433
						750	(3)	$7,433
						750	(3)	$7,433
						750	(3)	$7,433
						8,000	(4)	$79,280
						50,000	(5)	$495,500
						75,000	(7)	$743,250
	150,000	0		$41.00	4/26/2010
	75,000	0		$32.10	8/16/2010
	6,250	0		$26.90	4/25/2011
	6,250	0		$21.08	7/19/2011
	6,250	0		$14.15	11/26/2011
	31,250	0		$15.20	10/31/2013
	31,250	0		$14.64	2/2/2014
	31,250	0		$14.22	4/30/2011
	3,472	0		$11.33	7/28/2011
	31,250	0		$15.50	10/25/2011
	31,250	0		$16.66	2/3/2012
	30,000	0		$14.16	4/28/2012
	30,000	0		$20.10	7/27/2012
	15,000	0		$33.95	5/4/2013
	15,000	0		$17.81	7/25/2013
	15,000	0		$20.32	10/24/2013
	15,000	0		$14.83	2/15/2014
	12,499	2,501	(9)	$15.40	5/15/2014
	12,499	2,501	(9)	$11.95	8/15/2014
	12,499	2,501	(9)	$12.70	11/15/2014
	12,499	2,501	(9)	$6.45	2/15/2015
	18,748	18,752	(10)	$7.41	5/15/2015
	18,748	18,752	(10)	$5.64	8/15/2015
	18,748	18,752	(10)	$2.43	11/15/2015
	75,000	75,000	(15)	$2.21	12/15/2015
	18,749	18,751	(10)	$2.42	2/15/2016
	0	37,500	(17)	$4.01	5/15/2016
	0	37,500	(17)	$3.69	8/15/201
	0	37,500	(17)	$6.53	11/15/2016

Emilio Ghilardi						26,668	(20)	264,280
						112,500	(7)	1,114,875
	13,334	93,338	(21)	$5.18	9/15/2015
	75,000	75,000	(15)	$2.21	12/15/2015
	0	56,250	(17)	$4.01	5/15/2016
	0	56,250	(17)	$3.69	8/15/2016
	0	56,250	(17)	$6.53	11/15/2016

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
(a)	(b)		(c)	(e)	(f)	(g)	(h)	(i)	(j)
Hector de J. Ruiz						0	0	0	0
	500,000		0	$17.07	1/24/2010
	125,000		0	$26.90	4/25/2011
	125,000		0	$21.08	7/19/2011
	62,500		0	$14.15	11/26/2011
	300,000		0	$16.05	1/31/2012
	200,000		0	$16.05	1/31/2012
	600,000		0	$16.05	1/31/2012
	125,000		0	$15.20	10/31/2013
	75,199		0	$14.64	2/2/2014
	29,164		0	$14.22	4/30/2011
	14,582		0	$11.33	7/28/2011
	19,443		0	$11.33	7/28/2011
	125,000		0	$15.50	10/25/2011
	125,000		0	$16.66	2/3/2012
	125,000		0	$14.16	4/28/2012
	125,000		0	$20.10	7/27/2012
	50,000		0	$33.95	5/4/2013
	50,000		0	$17.81	7/25/2013
	50,000		0	$20.32	10/24/2013
	50,000		0	$14.83	2/15/2014
	62,500		0	$15.40	5/15/2014
	62,500		0	$11.95	8/15/2014
	62,500		0	$12.70	11/15/2014
	500,000	(16)	0	$17.07	1/24/2010
	1,000,000	(16)	0	$17.07	1/24/2010
	100,000	(16)	0	$16.05	1/31/2012
	62,500		0	$6.45	2/15/2015
	137,500		0	$7.41	5/15/2015
	137,500		0	$5.64	8/15/2015
	137,500		0	$2.43	11/15/2015

(1)	The dollar value of these awards are calculated by multiplying the number of shares or units by $9.91 per share, the last reported sales price of our common stock on December 24, 2009, the last trading day of fiscal 2009.
(2)	This award vested 25% on 5/22/2007 then vests 6.25% quarterly for the next 12 quarters.
(3)	This award vested 25% on 5/09/2007 then vests 6.25% quarterly for the next 12 quarters.
(4)	This award vested 33 1/3% on 8/9/2008 then vests 33 1/3% annually for the next two years.
(5)	This award vested 33 1/3% on 8/9/2009 then vests 33 1/3% annually for the next two years.
(6)	This award vested 1/3 on 8/15/09 then vests 1/3 annually for the next two years.
(7)	This award vests 33 1/3% on 8/9/2010 then vests 33 1/3% annually for the next two years.
(8)	This award vested 1/3 of the total amount on the grant date, then vests 1/3 of the amount 24 months following the grant date. The remaining 1/3 of the amount would have vested 12 months following the grant date based on performance against milestones, but the Compensation Committee determined that the performance milestones were not met.
(9)	This option vested 33 1/3% on 5/15/2008 then vests 8.33% quarterly for the next two years.
(10)	This option vested 33 1/3% on 5/15/09 then 8.33% quarterly for the next two years.
(11)	This option vested 33 1/3% on 8/15/09 then monthly thereafter for two years.
(12)	This option vested 33 1/3% on 8/15/09 then 5.56% quarterly for the next three years.
(13)	This option vested 1/3 on 11/15/2009 then vests quarterly for two years.
(14)	This award vested 1/3 on 2/9/2010 then vests 1/3 on 2/9/2011 and 1/3 on 2/9/2012.

(15)	This option vested 50% on 12/15/2009 then vests 50% on 12/15/2010.
(16)	These options are held by Ruiz Ventures L.P.
(17)	This option vests 33 1/3% on 5/15/2010 then vests 8.33% quarterly for the next two years.
(18)	This option vests 33 1/3% on 11/15/2010 then vests 8.33% quarterly for the next two years.
(19)	This award vests 33 1/3% on 11/9/2010, 33 1/3% on 11/9/2011 and 33 1/3% on 11/9/2012.
(20)	This award vested 33 1/3% on 11/9/2009 then vests 33 1/3% on 11/9/2010 and 33 1/3% on 11/9/2011.
(21)	This option vested 33 1/3% on 9/15/2009 then vests quarterly for the next two years.

GRANTS OF PLAN-BASED AWARDS IN 2009

The following table shows all plan-based awards granted to the Named Executive Officers in fiscal 2009. No amounts were paid in fiscal 2009 under the AIP. For additional information regarding plan-based awards granted to Named Executive Officers, see the “Compensation Discussion and Analysis,” above.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards						All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)		Exercise of Base Price of Option Awards ($/ Share)	Grant Date Fair Value of Stock and Option Awards ($)(1)
		Threshold ($)		Target ($)		Maximum ($)
(a)	(b)	(c)		(d)		(e)		(i)		(j)		(k)	(l)
Derrick R. Meyer		$—		$—		$—
	2/15/2009									100,000	(2)	2.42	$134,697
	2/15/2009									79,000	(3)	2.42	$106,411
	5/15/2009									225,000	(4)	4.01	$469,892
	5/15/2009							450,000	(5)			0	$1,804,500
	5/15/2009									79,000	(3)	4.01	$164,984
	8/15/2009									225,000	(4)	3.69	$389,221
	11/15/2009									225,000	(4)	6.53	$632,659
Thomas J. Seifert		$—		$—		$—
	10/15/2009									250,000	(6)	6.19	$666,354
	10/15/2009							125,000	(7)			0	$773,750
Robert J. Rivet		$—		$—		$—		—
	2/15/2009									55,000	(2)	2.42	$74,083
	5/15/2009									81,250	(4)	4.01	$169,683
	5/15/2009							162,500	(5)			0	$651,625
	8/15/2009									81,250	(4)	3.69	$140,552
	11/15/2009									81,250	(4)	6.53	$228,460
Thomas M. McCoy		$—		$—		$—
	2/15/2009									37,500	(2)	2.42	$50,511
	5/15/2009									37,500	(4)	4.01	$78,315
	5/15/2009							75,000	(5)			0	$300,750
	8/15/2009									37,500	(4)	3.69	$64,870
	11/15/2009									37,500	(4)	6.53	$105,443
Emilio Ghilardi		$402,375	(9)	$804,750	(9)	$2,414,250	(9)
	5/15/2009									56,250	(4)	4.01	$117,473
	5/15/2009							112,500	(5)			0	$451,125
	8/15/2009									56,250	(4)	3.69	$97,305
	11/15/2009									56,250	(4)	6.53	$158,165
Hector de J. Ruiz		$—		$—		$—
	2/15/2009									137,500	(8)	2.42	$185,209

(1)	Amounts shown represent the fair value per share as of the grant date of the award multiplied by the number of shares. For a discussion of the assumptions made in the valuation reflected in these amounts, see Note 15 of Notes to Consolidated Financial Statements in our Annual Report on Form 10-K for the year ended December 26, 2009. The option exercise price has not been deducted from the amounts shown in this column. Regardless of the value on the grant date, the actual value will depend on the market value of our common stock on a date in the future when an award vests or stock option is exercised.
(2)	This option vests 33 1/3 on 5/15/2009 then 8.33% quarterly for the next two years.
(3)	This option vested 1/3 of the total amount on 8/15/2009, then vests 5.56% quarterly for the next three years.
(4)	This option vests 33 1/3% on 5/15/2010 then 8.33% quarterly for the next two years.
(5)	This award vests 33 1/3% on 8/9/2010 then 33 1/3% annually for the next two years.
(6)	This option vests 33 1/3% on 11/15/2010 then 8.33% quarterly for the next two years.
(7)	This award vests 33 1/3% on 11/09/2010 then 33 1/3% annually for the next two years.
(8)	This option fully vested on 3/3/2009.
(9)	The amounts shown represent the potential values of the performance bonus award earned in 2009 and paid in 2010 under Mr. Ghilardi’s individual bonus plan. Please see “Compensation Discussion and Analysis—Individual Bonus Plan” in this proxy statement for a more complete description of the Mr. Ghilardi’s plan. The actual amount acquired under Mr. Ghilardi’s individual bonus plan for fiscal year 2009 is reflected in the Summary Compensation Table in this proxy statement.

OPTION EXERCISES AND STOCK VESTED IN 2009

The following table shows all stock options exercised and the value realized upon exercise and all stock awards that vested and the value realized upon vesting by the Named Executive Officers during fiscal 2009.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
(a)	(b)	(c)	(d)	(e)
Derrick R. Meyer	0	$0	163,399	$605,280
Thomas J. Seifert	0	$0	0	$0
Robert J. Rivet	0	$0	61,749	$228,931
Thomas M. McCoy	0	$0	39,801	$147,444
Emilio Ghilardi	53,328	$107,723	13,332	$69,460
Hector de J. Ruiz	137,500	$1,272,216	375,000	$1,680,255

(1)	Value is the number of underlying shares exercised, multiplied by the difference between the closing market price of our common stock on the date of exercise and the exercise price of the stock options.
(2)	Value is the fair market value of the underlying shares on the date of vesting multiplied by the number of shares.

Retirement Benefit Arrangements

The following table shows the pension benefits for Mr. Rivet and Dr. Ruiz. The material terms of their arrangements are described below. There are no retirement arrangements for the other Named Executive Officers.

2009 PENSION BENEFITS

Name	Plan Name	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)(1)
(a)	(b)	(c)	(d)	(e)
Robert J. Rivet	Rivet Plan	8.4	$0	$11,216,082
Hector de J. Ruiz	Ruiz Plan	9.0	$0	$4,400,765

(1)	These amounts were paid in 2009, and all liabilities related to the retirement benefit arrangements were satisfied by these distributions.

Replacement Retirement Benefit Arrangement for Mr. Rivet

To replace certain retirement benefits that Mr. Rivet forfeited when he joined us, we agreed to pay Mr. Rivet a lump sum payment on the earliest of the following: (1) age 55; (2) termination of employment following a change in control; (3) becoming disabled; and (4) our termination of Mr. Rivet’s employment without cause after age 54. Mr. Rivet reached age 55 in March 2009 and received a payment of $11,216,082, which included $4,088,262 to cover federal income and Medicare taxes and any state income taxes due as a result of the lump sum payment.

Mr. Rivet’s lump sum payment was determined by discounting to present value on the date of determination a stream of lifetime payments equal to no more than 70 % of his base salary then in effect, and then deducting from that present value the value of certain other retirement payments from us and his former employer. The actuarial equivalence basis for calculating the present value used interest equal to the 30-day average yield of 10-year Treasury bills. Two independent actuaries each selected an appropriate mortality assumption, and the benefit paid was the average of the two. As described above, Mr. Rivet also received a supplemental payment to cover federal income and Medicare taxes and any state income taxes due as a result of the lump sum payment.

Replacement Retirement Benefit Arrangement for Dr. Ruiz

The amount of the retirement benefit paid to Dr. Ruiz on April 10, 2009 was $4,400,765, calculated as follows: (1) the average of his three highest annual base salaries for the period beginning April 26, 2002 and ending on the date of retirement (for purposes of this formula, however, annual base salary cannot exceed $1,000,000 annually compounded by three percent from January 1, 2002); (2) that average was then multiplied by the product of four percent and nine (Dr. Ruiz’ number of full years of service with us.); and (3) the present value of that annual amount payable as a monthly annuity for his lifetime beginning at age 65 was calculated using five percent annual interest and the mortality table in Revenue Ruling 2001-62.

Employment Agreements

Mr. Meyer’s Employment Agreement.    On July 17, 2008, we entered into an employment agreement with Derrick R. Meyer, (the Meyer Employment Agreement), pursuant to which Mr. Meyer succeeded Dr. Ruiz as our Chief Executive Officer and became our President and Chief Executive Officer, effective July 17, 2008. As of the end of fiscal 2009, Mr. Meyer’s annual base salary was $900,000. Mr. Meyer is also eligible for an annual performance bonus under our Annual Incentive Plan in a target amount of 200% of his base salary and a maximum amount of 400% of his base salary, to be payable upon his achievement of certain performance goals and objectives to be determined by the Board of Directors. Mr. Meyer was not paid a bonus under the AIP for 2009.

Pursuant to the terms and conditions of the Meyer Employment Agreement, the Meyer Employment Agreement may be terminated by (i) our termination of Mr. Meyer for Cause (as defined in the Meyer Employment Agreement), (ii) Mr. Meyer’s Involuntary Termination Without Cause (as defined in the Meyer Employment Agreement), (iii) Mr. Meyer’s Constructive Termination (as defined in the Meyer Employment Agreement), (iv) Mr. Meyer’s voluntary election to terminate his employment with us or Mr. Meyer’s death or disability or (v) Mr. Meyer’s discretion, in the event the Compensation Committee fails to approve any of Mr. Meyer’s compensation subject to its approval.

In the event of Mr. Meyer’s Involuntary Termination Without Cause or Constructive Termination prior to or more than 24 months after a Change of Control (as defined in the Meyer Employment Agreement) of AMD, all equity awards then held by Mr. Meyer subject to vesting and based on Mr. Meyer’s continued service with us (i.e., non-performance vesting awards) shall accelerate and become fully vested. In addition, the exercise period for such equity awards shall be extended to the earlier of the fifth (5th) anniversary of the date of termination or the expiration of such awards. In the event of Mr. Meyer’s Involuntary Termination Without Cause or Constructive Termination within 24 months of a Change of Control, all equity awards then held by Mr. Meyer shall accelerate and become fully vested. The exercise period for all such equity awards shall also be extended to the earlier of the fifth anniversary of the date of Mr. Meyer’s termination or the expiration of such awards.

In the event of Mr. Meyer’s Involuntary Termination Without Cause or Constructive Termination, the Company will pay Mr. Meyer a single lump sum amount calculated by multiplying the Severance Multiplier (as hereinafter defined) times the sum of Mr. Meyer’s base salary and the target amount of his annual bonus. The “Severance Multiplier” is (i) three, in the event of Mr. Meyer’s Involuntary Termination Without Cause or Constructive Termination on or prior to the fourth anniversary of the effective date of the Meyer Employment Agreement, and (ii) two, in the event of Mr. Meyer’s Involuntary Termination Without Cause or Constructive Termination after the fourth anniversary of the effective date of the Meyer Employment Agreement. We will provide Mr. Meyer health and welfare benefits for a period of eighteen (18) months following the date of termination, including, at our election, COBRA premiums for eighteen (18) months, and we shall pay Mr. Meyer an amount calculated to pay income taxes due, if any, as a result of our payment on his behalf for such welfare benefits. Mr. Meyer is also eligible to receive reimbursements for personal, financial and tax planning up to $4,000 for twelve months. In the event Mr. Meyer’s employment is terminated due to death or disability, he is entitled to the acceleration of non-performance based equity awards and health and welfare benefits for a period of eighteen (18) months.

Pursuant to the Meyer Employment Agreement, Mr. Meyer is subject to a (i) two-year non-compete covenant to refrain from engaging in activities that would be competitive or conflict with his obligations to us and (ii) two-year non-solicitation covenant to refrain from soliciting or influencing any persons or business to direct his or its purchase of our products to any other person or business in competition with us and to refrain from soliciting or influencing any persons employed by, or any consultant retained by, us to terminate his employment or consulting relationship with us or to become an employee of or consultant to any of our competitors.

Mr. Seifert’s Employment Agreement.    On September 17, 2009, Thomas Seifert was appointed our Senior Vice President and Chief Financial Officer, effective October 12, 2009. Pursuant to the terms of the offer letter signed September 1, 2009, between Mr. Seifert and us, Mr. Seifert’s annual base salary is $525,000. Mr. Seifert is also eligible for an annual performance bonus under our Annual Incentive Plan in a target amount of 150% of his base salary, to be payable upon his achievement of certain performance goals and objectives to be determined by our Board of Directors. Mr. Seifert also received an option to purchase 250,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the date of the grant. The shares will vest over a 36-month period from date of grant: 33.3% on November 15, 2010 and then 8.3% every three months over the next 24 months, assuming Mr. Seifert’s continuous active service with us. In addition, Mr. Seifert was granted 125,000 restricted stock units. The restricted stock units will vest 33.3% on each of November 9, 2010, November 9, 2011 and November 9, 2012, assuming Mr. Seifert’s continuous active service with us.

Pursuant to a relocation expenses agreement signed September 3, 2009, and a sign-on bonus agreement signed September 1, 2009, between Mr. Seifert and us, we reimbursed Mr. Seifert in the amount of $24,650 for certain relocation expenses incurred by Mr. Seifert, and we paid him a one-time sign-on bonus of $150,000 in connection with his employment with us. In the event Mr. Seifert’s employment is terminated within 13 months of October 12, 2009, Mr. Seifert will repay all relocation expenses and the sign-on bonus to us. In the event Mr. Seifert’s employment with us is terminated after 13 months but less than 24 months following October 12, 2009, Mr. Seifert will repay us for the relocation expenses and the sign-on bonus, less 8.33% of the relocation expenses and sign-on bonus for each full month of employment completed after his twelfth month of employment. Mr. Seifert also entered into a Change of Control Agreement with us which is described in the “Change in Control Arrangements” section below.

Mr. Ghilardi’s Employment Agreement.    Mr. Ghilardi joined us in August 2008 as vice president of sales for EMEA. Effective January 1, 2009, he was promoted to Senior Vice President and Chief Sales Officer and relocated from Europe to the United States in March 2009. Pursuant to the terms of the offer letter signed January 14, 2009, between Mr. Ghilardi and us, which contemplated his move to the United States, Mr. Ghilardi’s annual base salary is $580,000. For 2009, Mr. Ghilardi was also eligible for an annual performance bonus under an individual bonus plan in a target amount of 150% of his base salary, to be payable upon his achievement of certain performance goals and objectives. Mr. Ghilardi was paid a bonus of $897,252 for 2009. Mr. Ghilardi also received an option to purchase 150,000 shares of our common stock at an exercise price equal to the closing price of our common stock on the date of the grant. The shares will vest over a 24-month period from date of grant: 50% on December 15, 2009 and then 50% on December 15, 2010, assuming Mr. Ghilardi’s continuous active service with us.

Pursuant to the offer letter, we reimbursed Mr. Ghilardi in the amount of approximately $59,300 for certain relocation expenses incurred by him in 2009, and we paid him a sign-on bonus of $250,000. The bonus was intended to offset additional relocation expenses related to the sale of his home in Switzerland and the purchase of his home in Texas. In the event Mr. Ghilardi’s employment is terminated within 13 months of January 1, 2009, Mr. Ghilardi will repay all relocation expenses and the sign-on bonus to us. In the event Mr. Ghilardi’s employment with the Company is terminated after 13 months but less than 24 months following January 1, 2009, Mr. Ghilardi will repay us for the relocation expenses and the sign-on bonus, less 8.33% of the relocation expenses and sign-on bonus for each full month of employment completed after the 12th month of employment.

Mr. Ghilardi also entered into a Change in Control Agreement with us which is described in the “Change in Control Arrangements” section below. In addition, pursuant to Mr. Ghilardi’s offer letter, if we terminate Mr. Ghilardi’s employment for reasons other than just cause, misconduct, material violation of policy or conflict of interest on or before September 1, 2013, we are obligated to pay him 24 months of base salary as severance, inclusive of any notice periods or other amounts provided under his Change in Control Agreement. This severance was intended to equal the severance he would have received under similar circumstances if he had remained employed in Europe with his former employer. Matters constituting just cause, misconduct, material violation of policy or conflict of interest are determined by the judgment and discretion of our Chief Executive Officer.

Dr. Ruiz’ Employment Agreement.    We entered into an employment agreement with Dr. Ruiz pursuant to which he became the Company’s President and Chief Executive Officer on April 26, 2002. The employment agreement provided for Dr. Ruiz’ tenure as Chief Executive Officer through April 25, 2007, subject to automatic renewal for one-year periods unless we notified Dr. Ruiz that we would not renew (notice of non-renewal). The agreement provided for an annual base salary of $1,124,000 subject to increases at the discretion of the Compensation Committee. As a result of the temporary across-the-board salary decrease for senior executives approved by the Compensation Committee in January 2009, Dr. Ruiz’ base salary as of February 2009 was reduced 20 percent to $899,200, and Dr. Ruiz’ employment agreement was amended accordingly.

On July 17, 2008, we entered into an amendment (the Amendment Agreement) to the amended and restated employment agreement between us and Dr. Ruiz. Pursuant to the Amendment Agreement, Dr. Ruiz’ position changed from Chief Executive Officer to Executive Chairman, effective July 17, 2008. Dr. Ruiz continued to serve as our Chairman of the Board of Directors.

On March 2, 2009, Dr. Ruiz retired as our Executive Chairman and Chairman of the Board. Before he retired, Dr. Ruiz was eligible to receive a target annual incentive bonus equal to 230 percent of his annual base salary, with a maximum annual incentive bonus opportunity not to exceed 460 percent of Dr. Ruiz’ annual base salary. This bonus would have been paid only upon Dr. Ruiz’ achievement of certain identified performance goals established by the Compensation Committee. Dr. Ruiz was also eligible to receive discretionary bonuses, in amounts determined by the Compensation Committee. Dr. Ruiz was not paid an annual bonus for 2009.

Dr. Ruiz was eligible to participate in our other benefit plans. Dr. Ruiz was also entitled to out-of-pocket reimbursement of up to $25,000 annually for financial planning, tax planning, estate planning, and tax return preparation.

Dr. Ruiz will be reimbursed by us in the event that any income taxes are payable to the State of California in connection with income attributable to payments or benefits under his employment agreement and the exercise of any stock option granted by us along with any federal and state income taxes payable with respect to this reimbursement (the California Tax Reimbursement). Total payments made will not exceed $400,000 per year (or $800,000 per year in the case of termination without cause or constructive termination).

Because he retired on March 2, 2009, Dr. Ruiz received the accrued Retirement Benefit and his accrued annual base salary. We will provide health benefits for the life of Dr. Ruiz and his spouse, and Dr. Ruiz will be entitled to the California Tax Reimbursement, pursuant to Dr. Ruiz’ employment agreement. In addition, all of Dr. Ruiz’ unvested stock options vested and all restrictions on any other equity awards lapsed and became nonforfeitable as of the date of his retirement, pursuant to Dr. Ruiz’ employment agreement. Dr. Ruiz will also be entitled to continued indemnification for 10 years following his termination, pursuant to Dr. Ruiz’ employment agreement.

On October 6, 2008, the Board approved a transaction bonus payable to Dr. Ruiz in cash equal to $3,000,000 (subject to applicable withholdings), for his role in the successful completion of the GLOBALFOUNDRIES joint venture, which was paid on March 12, 2009.

Change in Control Arrangements

Management Continuity Agreements. We entered into management continuity agreements with Messrs. Rivet and McCoy designed to encourage their continued services in the event of a change in control. For purposes of these management continuity agreements, a change in control includes any change of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the Securities Exchange Act of 1934. In addition, a change in control shall be deemed to have occurred on:

•	The acquisition by any person, other than us or any employee benefit plan of ours, of beneficial ownership of more than 20% of the combined voting power of our then-outstanding securities;

•	A change of the majority of the Board of Directors during any two consecutive years, unless certain conditions of Board approval are met; or

•	A determination by certain members of the Board of Directors within one year after an event that such event constitutes a change in control.

The management continuity agreements provide that, if within two years after a change in control Messrs. Rivet and/or McCoy’s employment is terminated by us without cause or they are constructively discharged, he/they will receive:

•	A severance benefit equal to three times the sum of his rate of annual base compensation plus the average of his two highest bonuses in the last five years;

•	Payment of his accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	Twelve months’ continuation of health and welfare comparable to those in effect on the date of termination;

•	Financial and tax planning up to $4,000 for twelve months following the date of termination;

•	Payment of any income taxes due as a result of the payment by us for health and welfare benefits on the executive’s; and

•

Full and immediate vesting of all unvested equity awards and options may be exercised for the period of one year from the date of termination or the original option exercise period, whichever is shorter.

Change in Control Agreements. We entered into change in control agreements with Messrs. Seifert and Ghilardi designed to encourage their continued services in the event of a change in control. For purposes of these change in control agreements, a change in control generally means any of the following events:

•	the acquisition by any person representing more than 50% of the then outstanding shares of stock of the Company or the combined voting power of the Company’s voting securities;

•	a change of the majority of the Board of Directors during any two consecutive years, unless certain conditions of Board approval are met;

•	there is a merger or consolidation of the Company into any other corporation, where immediately after the merger or consolidation 50% or less of the combined voting power of the Company survives; or

•	the stockholders approve a plan of complete liquidation or sale of the Company’s assets.

The change in control agreements provide that, if within two years after a change in control, Messrs. Seifert and/or Ghilardi’s employment is terminated by us without cause or they are constructively discharged, he/they will receive:

•

for Mr. Ghilardi—a severance benefit equal to three times the sum of his rate of annual compensation plus three times his target annual bonus in the year of termination. For Mr. Seifert—a severance benefit equal to two times the sum of his rate of annual compensation plus two times his target annual bonus in the year of termination.

•	all unvested equity will vest and be exercisable and options may be exercised for the period of one year from the date of termination or the original option exercise period, whatever is shorter;

•	payment of his accrued bonus assuming performance at target levels for the portion of the year prior to the date of termination;

•	reimbursement of personal financial and tax planning up to $4,000 for twelve months; and

•

twelve months’ continued health and welfare benefits comparable to those in effect at termination and any income taxes due as a result of the payment by AMD on such executive’s behalf for such benefits.

The payments and benefits pursuant to the change in control agreements are subject to the executive’s execution and non-revocation of a release of claims. Further, the change in control agreements specifically provide for a parachute payment cut-back, where payments and benefits shall be made to the executive in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax relating to Section 280G of the Internal Revenue Code, whichever of the foregoing amounts is greater on an after-tax basis.

Vesting of Stock Options. All stock options granted and restricted stock awarded under our equity incentive plans become fully vested upon termination of employment (other than for misconduct) or constructive termination within one year following a change in control, as defined in the plans.

Table 1, below, reflects the amount of compensation and benefits payable to Mr. Meyer under his employment agreement in the event of (i) termination without cause or with good reason (without a change in control), (ii) termination without cause or with good reason within 24 months after a change of control and (iii) Mr. Meyer’s disability or death. The amounts shown assume that the termination was effective as of December 26, 2009, and include amounts earned through that time and are estimates of the amounts which would be paid out to Mr. Meyer upon his termination. The actual amounts to be paid out can only be determined at the time of Mr. Meyer’s separation from AMD.

TABLE 1: Derrick R. Meyer

Executive Benefits and Payments Upon Termination	Termination Without Cause or With Good Reason without Change In Control	Termination Without Cause or With Good Reason within 24 months after a Change in Control	Death	Disability
Compensation:
Severance	$8,100,000	$8,100,000	$—	$—
Pro-Rata Annual Bonus	—	—	—	—
Stock Options—Unvested and Accelerated(1)	$6,481,259	$6,481,259	$6,481,259	$6,481,259
Restricted Stock Units—Unvested and Accelerated(2)	$7,193,834	$7,193,834	$7,193,834	$7,193,834

Benefits and Perquisites:
Medical Benefit	$45,499	$45,499	$45,499	$45,499
Excise Tax Gross-Up(3)	$—	$5,297,663	$—	$—
Financial Planning	$4,000	$4,000	$—	$—

(1)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $9.91 per share, the last reported sales price of our common stock on December 24, 2009, the last trading day of fiscal 2009.
(2)	The value of the unvested and accelerated restricted stock units is $9.91 per share, the last reported sales price of our common stock on December 24, 2009, the last trading day of fiscal 2009.

(3)	We determined the amount of the excise tax payment in accordance with the provisions of Section 280G of the Code. We utilized the following key assumptions to determine the tax gross-up payment: (i) the interest rate assumption was 120% of the applicable federal rate effective for the month of December 2009, compounded semiannually; (ii) a statutory federal income tax rate of 35%, Medical tax rate of 1.45% and no state income tax rate; (iii) Section 280G “base amount” was determined based on average W-2 compensation for the period from 2004-2008 (or the period of the executive’s employment with us, if shorter); and (iv) equity grants made within one year of transaction were in the ordinary course of business and were not in contemplation of a transaction.

The following table quantifies the amount that would be payable to Messrs. Rivet, McCoy, Seifert and Ghilardi assuming the termination of employment without cause or with good reason occurred within 24 months of a change in control. The amounts shown assume that the termination was effective as of December 26, 2009, and include amounts earned through that time and are estimates of the amounts, which would be paid out to the Named Executive Officers upon their termination. The actual amounts to be paid out can only be determined at the time of the Named Executive Officer’s separation from us after the occurrence of a change in control.

	Robert J. Rivet	Thomas M. McCoy	Thomas J. Seifert	Emilio Ghilardi(4)
Compensation:
Severance	$4,395,938	$3,730,500	$2,625,000	$3,896,350
Pro-Rata Annual Bonus	—	—	—	—
Stock Options—Unvested and Accelerated(1)	$2,968,708	$1,575,025	$930,000	$1,890,842
Restricted Stock Units—Unvested and Accelerated(2)	$3,634,489	$1,347,760	$1,238,750	$1,379,142

Benefits and Perquisites:
Medical Benefit	$32,223	$34,309	$29,002	$29,205
Financial Planning	$4,000	$4,000	$4,000	$4,000
Excise Tax Gross-Up(3)	$1,692,685	$—	$—	$—

(1)	The value of the unvested and accelerated stock options is the difference between the exercise price of the option and $9.91 per share, the last reported sales price of our common stock on December 24, 2009, the last trading day of fiscal 2009.
(2)	The value of the unvested and accelerated restricted stock units is $9.91 per share, the last reported sales price of our common stock on December 24, 2009, the last trading day of fiscal 2009.
(3)	We determined the amount of the excise tax payment in accordance with the provisions of Section 280G of the Code. We utilized the following key assumptions to determine the tax gross-up payment: (i) the interest rate assumption was 120% of the applicable federal rate effective for the month of December 2009, compounded semiannually; (ii) a statutory federal income tax rate of 35%, Medical tax rate of 1.45% and no state income tax rate except for Mr. McCoy, which state income tax rate is assumed to be the California income tax rate of 10.55%; (iii) Section 280G “base amount” was determined based on average W-2 compensation for the period from 2004-2008 (or the period of the executive’s employment with us, if shorter); and (iv) equity grants made within one year of transaction were in the ordinary course of business and were not in contemplation of a transaction. Messrs. Seifert and Ghilardi are not eligible for an excise tax gross-up payment; instead, their agreements provide for a parachute payment cut-back, where payments and benefits shall be made to the executive in full or as to such lesser amount as would result in no portion of the payments being subject to an excise tax relating to Section 280G of the Code, whichever of the foregoing amounts is greater on an after-tax basis.
(4)	If we terminated Mr. Ghilardi’s employment for reasons other than just cause, misconduct, material violation of policy or conflict of interest as of December 26, 2009, he would have received $1,160,000 as severance pursuant to the terms of his offer letter.

Dr. Ruiz retired on March 2, 2009 and received his accrued retirement benefit of $4,400,765 and a transaction bonus of $3,000,000 for his role in the successful completion of the GLOBALFOUNDRIES joint venture. Dr. Ruiz also received his accrued annual base salary and a payment for his accrued vacation and sabbatical. See “2009 Summary Compensation Table,” above, for more information. In addition, all of Dr. Ruiz’ unvested stock options vested and all restrictions on his restricted stock units lapsed and became nonforfeitable as of the date of his retirement. The value ascribed to Dr. Ruiz’ unvested and accelerated stock options, which is calculated based on the difference between the exercise price of the option and $2.01, the last reported sales price of our common stock on March 2, 2009, is $0 because the exercise prices of these options were higher than $2.01 per share. The value ascribed to Dr. Ruiz’ unvested and accelerated restricted stock units is $1,661,002, and is based on the number of unvested units that accelerated upon his retirement multiplied by $4.53, the last reported sales price of our common stock on September 3, 2009, the date when the six-month waiting period for IRC Section 409A purposes expired. As required by Dr. Ruiz’ employment agreement, we also provide health benefits for the life of Dr. Ruiz and his spouse. The value of this benefit, which is based on current coverage costs for Dr. Ruiz and his spouse, is $518,658.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Our Audit and Finance Committee monitors and reviews issues involving potential conflicts of interest and related party transactions. In doing so, the Audit and Finance Committee applies our Worldwide Standards of Business Conduct, which provides that directors, Named Executive Officers and all other employees are expected to avoid any relationship, influence or activity that would cause or even appear to cause a conflict of interest. Our Principles require a director to promptly disclose to the Chairman of the Board any conflict of interest involving the director.

Hector de J. Ruiz GLOBALFOUNDRIES Employment Agreement.    Prior to his retirement on March 2, 2009, Hector de J. Ruiz was Chairman of our Board of Directors and Executive Chairman of AMD. On October 6, 2008, in connection with the GLOBALFOUNDRIES joint venture, we signed, on behalf of GLOBALFOUNDRIES, an employment agreement between AMD and Dr. Ruiz (the Ruiz GLOBALFOUNDRIES Employment Agreement), pursuant to which Dr. Ruiz served as a non-voting, non-director Chairman of the Board of Directors of GLOBALFOUNDRIES until he resigned, effective January 4, 2010. The Ruiz GLOBALFOUNDRIES Employment Agreement was assigned to GLOBALFOUNDRIES upon completion of the transaction on March 2, 2009.

Under the Ruiz GLOBALFOUNDRIES Employment Agreement Dr. Ruiz’s base salary was $1,150,000 per year and during the term of the Ruiz GLOBALFOUNDRIES Employment Agreement, Dr. Ruiz was eligible for a target annual bonus opportunity of 200% of his base salary, with a maximum annual bonus opportunity at 400% of his base salary, subject to achievement of applicable performance goals established by the GLOBALFOUNDRIES Board in consultation with Dr. Ruiz.

The foregoing description of the Ruiz GLOBALFOUNDRIES Employment Agreement is qualified in its entirety by reference to the full text of the agreement, which was filed as Exhibit 10.2 to AMD’s Form 8-K, filed with the SEC on October 10, 2008 and incorporated by reference herein.

Hector de J. Ruiz Bonus Payment.    In connection with the successful completion of the GLOBALFOUNDRIES joint venture transaction, our Board of Directors approved a transaction bonus payable by AMD to Dr. Ruiz in cash equal to $3,000,000 (subject to applicable withholdings), which was paid on March 12, 2009.

Hector de J. Ruiz Legal Expenses. Pursuant to the terms of his employment and indemnification agreements with us, we are indemnifying Mr. Ruiz for the legal expenses he is incurring in connection with recent allegations that an AMD executive provided confidential information about us to a person who has been charged by federal authorities with trading in our stock on the basis of that confidential information. In 2009, the legal expenses in connection with our indemnification obligations were approximately $200,000.

The GLOBALFOUNDRIES Manufacturing Joint Venture Transaction.    On October 6, 2008, we entered into a Master Transaction Agreement with Advanced Technology Investment Company LLC (ATIC) and West Coast Hitech L.P., (WCH), acting through its general partner, West Coast Hitech G.P., Ltd. which was further amended on December 5, 2008. The transaction was completed on March 2, 2009. Pursuant to the Master Transaction Agreement, we and ATIC formed GLOBALFOUNDRIES, who manufactures semiconductor products and provides certain foundry services to us.

Pursuant to the Master Transaction Agreement, we contributed certain assets and liabilities to GLOBALFOUNDRIES in exchange for securities of GLOBALFOUNDRIES and the assumption of specified AMD liabilities by GLOBALFOUNDRIES. Specifically, we contributed our ownership interests in certain of our subsidiaries including the groups of German subsidiaries owning our wafer manufacturing facilities in Dresden, Germany, other manufacturing assets, employees performing manufacturing-related functions, certain real property, tangible personal property, inventories, books and records, a portion of our patent portfolio and intellectual property, and rights under certain material contracts and permits in exchange for

GLOBALFOUNDRIES equity securities. ATIC contributed approximately $1.4 billion of cash to GLOBALFOUNDRIES in exchange for GLOBALFOUNDRIES equity securities and convertible notes, and ATIC paid $700 million in cash to us in exchange for a portion of our GLOBALFOUNDRIES equity securities.

In addition, at the completion of the transaction, we issued to WCH 58 million shares of our common stock and warrants to purchase 35 million shares of our common stock at an exercise price of $0.01 per share for an aggregate purchase price of approximately $125 million. The warrants are currently exercisable and have a ten-year term. Also, pursuant to the Master Transaction Agreement, for so long as WCH and its permitted transferees beneficially own at least 10% of our outstanding common stock, WCH has the right to designate one person for election to our Board of Directors. On March 2, 2009, WCH designated and our Board appointed Waleed Al Muhairi to the Board.

Under the Master Transaction Agreement, the cash consideration that WCH and ATIC paid and the securities they received are as follows:

•	Cash paid by WCH to us for the purchase of 58 million shares of our common stock and warrants to purchase 35 million shares of our common stock: $125 million;

•	Cash paid by ATIC to GLOBALFOUNDRIES for 4% Class A Convertible Subordinated Notes of GLOBALFOUNDRIES, convertible into 201,810 Class A Preferred Shares: $202 million;

•	Cash paid by ATIC to GLOBALFOUNDRIES for 11% Class B Convertible Subordinated Notes of GLOBALFOUNDRIES, convertible into 807,240 Class B Preferred Shares: $807 million;

•	Cash paid by ATIC to GLOBALFOUNDRIES for 218,190 Class A Preferred Shares of GLOBALFOUNDRIES: $218 million;

•

Cash paid by ATIC for 872,760 Class B Preferred Shares of GLOBALFOUNDRIES: $873 million, which includes $700 million paid to us for 700,000 Class B Preferred Shares of GLOBALFOUNDRIES. The Class B Preferred Shares are, by their terms, deemed to accrete in value at a rate of 12% per year, compounded semiannually. This accreted value will be taken into account upon certain distributions to the holders or upon conversion of the Class B Preferred Shares.

We also entered into a Funding Agreement with GLOBALFOUNDRIES and ATIC which provides for the further funding of GLOBALFOUNDRIES. Pursuant to the Funding Agreement, ATIC will provide additional equity funding to GLOBALFOUNDRIES of a minimum of $3.6 billion and up to $6.0 billion over five years from the consummation of the transaction. The aggregate amount of equity funding to be provided to GLOBALFOUNDRIES in any fiscal year depends on the time period of such funding (Phase I, II or III) and the amounts set forth in the five-year capital plan of GLOBALFOUNDRIES. ATIC’s obligation to provide funding is subject to certain conditions, including, among other things, the accuracy, in all material respects, of GLOBALFOUNDRIES representations and warranties in the Funding Agreement, the absence of a material adverse effect of GLOBALFOUNDRIES, and the absence of a material breach or default by GLOBALFOUNDRIES or by us under the provisions of any document related to the transaction. In addition, each Phase has its own specific conditions that GLOBALFOUNDRIES must meet in order to receive funding from ATIC, as set forth in more detail in the Funding Agreement. We have the right but not the obligation to provide funding to GLOBALFOUNDRIES. In July 2009, pursuant to a funding request from GLOBALFOUNDRIES in accordance with the Funding Agreement, ATIC contributed $260 million of cash to GLOBALFOUNDRIES in exchange for additional GLOBALFOUNDRIES convertible notes. We declined to participate in the funding. As of December 26, 2010, on a fully converted basis, we owned approximately 31.6 % of GLOBALFOUNDRIES and ATIC owned approximately 68.4% of GLOBALFOUNDRIES.

The rights and obligations of AMD and ATIC as shareholders of GLOBALFOUNDRIES, are set forth in a Shareholders’ Agreement. We currently designate three directors to GLOBALFOUNDRIES’ Board. The number of directors a shareholder may designate is adjusted according to each shareholder’s ownership of GLOBALFOUNDRIES on a fully converted basis. Each shareholder also agreed not to sell, transfer or encumber any of GLOBALFOUNDRIES securities prior to the Restricted Period (as defined in the Shareholders’ Agreement). There are certain exceptions to the above transfer restrictions, such as transfers with the prior written consent of the other shareholder or transfers to permitted transferees.

On December 18, 2009, ATIC International Investment Company, or ATIC II, acquired Chartered Semiconductor Manufacturing Ltd. On December 28, 2009, with our consent, ATIC II, Chartered and GLOBALFOUNDRIES entered into a Management and Operating Agreement, or MOA, which provides for the joint management and operation of GLOBALFOUNDRIES and Chartered, thereby allowing GLOBALFOUNDRIES and Chartered to share costs, take advantage of operating synergies and market wafer fabrications services on a collective basis. In order to allow for the signing of the MOA on December 28, 2009 prior to obtaining any regulatory approvals, we agreed to irrevocably waive rights pertaining to certain matters under the Shareholders Agreement that require unanimous GLOBALFOUNDRIES board approval. Additionally, if any such matters come before the GLOBALFOUNDRIES board, we agreed that our designated GLOBALFOUNDRIES directors will vote in the same manner as the majority of ATIC-designated GLOBALFOUNDRIES board members voting on any such matters. As a result of waiving our approval rights, as of December 28, 2009, we no longer shared control with ATIC over GLOBALFOUNDRIES.

Also, we and GLOBALFOUNDRIES entered into a Wafer Supply Agreement pursuant to which GLOBALFOUNDRIES provides certain foundry services to us. The Wafer Supply Agreement provides that we purchase substantially all of our microprocessor products from GLOBALFOUNDRIES. We are able to use Chartered’s Singapore facilities (currently, jointly managed and operated with GLOBALFOUNDRIES) as a second source for certain of our quarterly microprocessor product wafer requirements. In addition, once GLOBALFOUNDRIES establishes certain specific qualified processes, we will purchase from GLOBALFOUNDRIES, where competitive, specified percentages of our GPU requirements, which percentage is expected to increase over a five-year period. We agreed not to sell, transfer or dispose of all or substantially all of our assets related to GPU products and related technology to any third party without GLOBALFOUNDRIES consent, unless the transferee agrees to be bound by the terms of the Wafer Supply Agreement, including its minimum purchase obligations, where competitive, with respect to GPU products. We currently pay GLOBALFOUNDRIES on a cost-plus basis. After the initial start-up period, we will provide rolling, binding forecasts to GLOBALFOUNDRIES. After reviewing forecasts provided by us, as agreed by the parties, GLOBALFOUNDRIES will allocate capacity sufficient to produce our microprocessor product volumes set forth in the binding forecasts. GLOBALFOUNDRIES will use commercially reasonable efforts to fill any capacity allocated to but unutilized by us with production for third parties so as to offset and reduce our fixed cost reimbursement obligations to GLOBALFOUNDRIES; provided that such efforts will not be required if there exists any unutilized capacity that has not been allocated to us. At our request, GLOBALFOUNDRIES will also provide sort services to us on a product-by-product basis.

We also entered into a Patent Cross License Agreement pursuant to which we and GLOBALFOUNDRIES granted to the other a non-exclusive license under patents filed by a party (or are otherwise acquired by a party) within a certain number of years following the effective date of the Patent Cross License Agreement. As part of the agreement, we assigned approximately 3,000 patents and approximately 1,000 patent applications to GLOBALFOUNDRIES. GLOBALFOUNDRIES owns these patents and applications subject to pre-existing rights, licenses or immunities granted to third parties relating to such patents and applications and licensed them back to us pursuant to the Patent Cross License Agreement. In addition, we to entered into a Non-Patent Intellectual Property and Technology Transfer Agreement, where we assigned to GLOBALFOUNDRIES all of our right, title and interest in technology and non-patent intellectual property rights used exclusively in the manufacture, sorting and/or intermediate testing of semiconductor products. We retained technology and non-patent intellectual property rights used exclusively in the design and/or post-delivery testing of semiconductor. Technology and non-patent intellectual property rights used both in the manufacture, sorting and/or intermediate testing of semiconductor products and in the design and/or post-delivery testing of semiconductor products are owned jointly by us and GLOBALFOUNDRIES.

PRTM Management Consultants, Inc. Benjamin Eberhart, the son of Paulett Eberhart, a member of our Board of Directors, is employed as a manager for PRTM Management Consultants, Inc., a global management consulting firm. In fiscal 2009, we paid PRTM approximately $5.4 million for consulting services. Mr. Eberhart was not involved in providing consulting services to AMD. Our Board of Directors considered this transaction and determined that it would not interfere with Ms. Eberhart’s exercise of independent judgment as a member of our Board of Directors.

ITEM 2—RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Unless you indicate otherwise, your proxy will vote FOR the ratification of the appointment of Ernst & Young LLP as the independent registered public accounting firm for the current fiscal year. Ernst & Young LLP has been our independent auditors since our incorporation in 1969.

The Audit and Finance Committee meets with Ernst & Young LLP several times a year. The Audit and Finance Committee reviews both audit and non-audit services performed by Ernst & Young LLP and the fees charged for such services. Among other things, the Audit and Finance Committee examines the effect that the performance of non-audit services may have upon the independence of the registered public accounting firm. All services provided by Ernst & Young LLP in 2009 and 2008 were pre-approved by the Audit and Finance Committee after review of each of the services proposed for approval.

A representative of Ernst & Young LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement if he or she so desires. He or she will also be available to respond to appropriate questions from stockholders.

Independent Registered Public Accounting Firm’s Fees

Audit Fees.    Audit fees of Ernst & Young LLP during the 2009 and 2008 fiscal years were associated with our annual financial statement audit and audit of the effectiveness of our internal controls pursuant to Section 404 of the Sarbanes-Oxley Act, quarterly reports filed with the SEC, statutory audits required internationally and other regulatory filings. Audit fees for 2009 and 2008 were $4,000,000 and $4,400,000.

Audit-Related Fees.    Audit-related fees for services of Ernst & Young LLP during the 2009 and 2008 fiscal years included accounting advice, audits of our employee benefit plans and separate audits of subsidiaries’ and affiliated entities’ financial statements required by statute or regulation. Audit-related fees in 2009 also included advisory services related to GLOBALFOUNDRIES. Audit-related fees for 2009 and 2008 were $2,100,000 and $4,000,000.

Tax Fees.    Tax fees during 2009 and 2008 included fees for tax compliance and tax advisory and planning services. Tax fees in 2009 also included tax planning in connection with our formation of GLOBALFOUNDRIES. Tax fees for 2009 and 2008 were $1,200,000 and $2,100,000, of which $489,000 and $314,000 were for tax compliance services.

All Other Fees.    There were no other fees paid to Ernst & Young LLP for 2009 and 2008.

The Board of Directors unanimously recommends that you vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the current year. Unless you indicate otherwise, your proxy will vote “FOR” ratification.

ITEM 3—APPROVAL OF THE AMENDMENT OF THE 2004 EQUITY INCENTIVE PLAN

We are asking our stockholders to approve the amendment of our 2004 Plan which amends the 2004 Plan to increase the number of authorized shares for issuance under the 2004 Plan. This amendment will provide us with an additional 20,500,000 shares of common stock that can be awarded to employees, consultants and advisors of AMD. The 2004 Plan is intended to promote our long-term growth and profitability by providing us with the tools to remain competitive in attracting and retaining employees.

The Board of Directors believes it is essential to obtain an additional 20,500,000 shares for grant under the 2004 Plan. The Board of Directors believes that this amendment is necessary to assist in the retention and hiring of employees, to allow us to continue awarding equity-based compensation, which is an important component of our overall compensation program, and to continue to provide our employees with an incentive to contribute to our future success by providing an opportunity to acquire shares of our common stock. The Board of Directors believes that the increased number of shares to fund Awards (as defined below) under our equity compensation program represents a reasonable amount of potential equity dilution.

Approval of this amendment will enable us to compete effectively in the competitive market for talent over the coming years, while maintaining very reasonable burn rates, dilution and overhang.

In this proxy statement, we refer to any grant from the 2004 Plan as an “Award.” Our Board of Directors approved the amendment to the 2004 Plan, subject to approval from our stockholders at the Annual Meeting. Our Named Executive Officers and members of the Board of Directors will be eligible to receive Awards under the 2004 Plan and therefore have an interest in this proposal.

As of February 25, 2010, approximately 54,175,197 Awards were outstanding under the 2004 Plan and 16,181,097 shares of our common stock were available for grant. The closing price of AMD’s common stock on February 25, 2010 was $7.89. As of February 25, 2010, approximately 7,600 or 67% of our employees, officers, consultants and directors were eligible to participate in the 2004 Plan, of which five were executive officers, nine were non-employee directors and zero were consultants. In addition, shares that are released from or reacquired by us from outstanding awards under the 2004 Plan will become available for grant under the 2004 Plan and may be reissued as new Awards.

We believe strongly that the approval of the amendment to the 2004 Plan is essential to our continued success. Our employees are our most valuable asset. Awards such as those provided under the 2004 Plan are vital to our ability to attract and retain outstanding and highly skilled individuals in the extremely competitive labor markets in which we must compete. Such Awards also are crucial to our ability to motivate employees to achieve AMD’s goals.

Summary of the 2004 Plan

The following paragraphs provide a brief summary of the principal features of the 2004 Plan and its operation. Because the following is a summary, it may not contain all of the information that is important to you. A copy of the 2004 Plan as amended is attached as Exhibit A to this proxy statement. The description that follows is qualified in its entirety by reference to the full text of the 2004 Plan as set forth in Exhibit A.

Background and Purpose of the Plan

The 2004 Plan permits the grant of the following types of Awards: (1) nonstatutory stock options, incentive stock options and stock appreciation rights granted at the fair market value of our common stock on the date of grant (Fair Market Value Awards), and (2) restricted stock awards and restricted stock units (Full Value Awards). This amendment will increase the total number of shares remaining available for grant under the 2004 Plan to 36,681,097 (based on 16,181,097 shares remaining available for grant as of February 25, 2010.

The 2004 Plan is intended to attract, motivate, and retain employees, consultants, and non-employee directors who provide significant services to us. The 2004 Plan also is intended to further our growth and profitability.

Administration of the Plan

Our Board of Directors or a delegate or committee appointed by our Board of Directors (the Committee) administers the 2004 Plan. Awards will also be made pursuant to the Non Employee Director Equity Compensation Policy.

Subject to the terms of the 2004 Plan, the Committee has the sole discretion to select the employees and consultants who will receive Awards, determine the terms and conditions of Awards (for example, the exercise price and vesting schedule), and interpret the provisions of the 2004 Plan and outstanding Awards. The Committee may delegate any part of its authority and powers under the 2004 Plan to one or more directors and/or officers of AMD, but only the Committee itself can grant stock options or make Awards to participants who are officers of AMD.

If an Award or an award currently outstanding under any of our equity compensation plans, except for those equity compensation plans that we assumed when we acquired ATI, expires or is cancelled without having been fully exercised or vested, the unvested or cancelled shares generally will be returned to the available pool of shares reserved for issuance under the 2004 Plan. If we experience a stock dividend, reorganization or other change in our capital structure, the Committee has the discretion to adjust the number of shares available for issuance under the 2004 Plan, the outstanding Awards, and the per-person limits on Awards, as appropriate to reflect the stock dividend or other change.

Eligibility to Receive Awards; Performance Criteria

The Committee selects the employees and consultants who will be granted Awards under the 2004 Plan. Incentive stock options can only be granted to employees. The actual number of individuals who will receive an Award under the 2004 Plan cannot be determined in advance because the Committee has the discretion to select the participants. No individual may receive more than 3,000,000 shares as an Award under the 2004 Plan in any calendar year, except that an individual may receive an Award up to 6,000,000 shares during the first 12 months of employment.

In determining whether an Award should be made, and/or the vesting schedule for any such Award, the Committee may impose whatever conditions to vesting that it determines to be appropriate. For example, the Committee may decide to grant an Award only if the participant satisfies performance goals established by the Committee. The Committee may set performance periods and performance goals that differ from participant to participant. The Committee may choose performance goals based on either company-wide or business unit results, as deemed appropriate in light of the participant’s specific responsibilities. For purposes of qualifying awards as performance-based compensation under Section 162(m), the Committee may (but is not required to) specify performance goals for the entire company and/or a business unit. Performance goals may be based on business criteria including: cash position, earnings per share, operating cash flow, market share, new product releases, net income, operating income, return on assets, return on equity, return on investment, other financial measures or any other performance related goal that the Committee deems appropriate.

After the end of each performance period, a determination will be made as to the extent to which the performance goals applicable to each participant were achieved or exceeded. The actual award (if any) for each participant will be determined by the level of actual performance.

Fair Market Value Awards

Stock Options. A stock option is the right to purchase shares of AMD’s common stock at a fixed exercise price for a fixed period of time. Under the 2004 Plan, the Committee may grant nonstatutory and incentive stock options. The Committee will determine the number of shares covered by each option.

The exercise price of the shares subject to each nonstatutory stock option and incentive stock option cannot be less than 100 percent of the fair market value of our common stock on the date of the grant.

Any option granted under the 2004 Plan cannot be exercised until it becomes vested. The Committee establishes the vesting schedule of each option at the time of the grant. Options become exercisable at the times and on the terms established by the Committee. Options granted under the 2004 Plan expire at the times established by the Committee, but not later than 10 years after the grant date.

The exercise price of each option granted under the 2004 Plan must be paid in full at the time of the exercise. The Committee may also permit payment through the tender of shares that are already owned by the participant, or by any other means that the Committee determines to be consistent with the purpose of the 2004 Plan. The participant must pay any taxes AMD is required to withhold at the time of the exercise.

Stock Appreciation Rights.    Awards of stock appreciation rights may be granted pursuant to the 2004 Plan. Stock appreciation rights may be granted to employees and consultants. The Committee determines the terms and conditions of stock appreciation rights. However, no stock appreciation right may be granted at less than fair market value of our common stock on the date of grant or have a term of over ten (10) years from the date of grant. Upon exercising a stock appreciation right, the holder of such right shall be entitled to receive payment from AMD in an amount determined by multiplying (i) the difference between the closing price of a share of our common stock on the date of exercise and the exercise price by (ii) the number of shares with respect to which the stock appreciation right is exercised. AMD’s obligation arising upon the exercise of a stock appreciation right may be paid in shares or in cash, or any combination thereof, as the Committee may determine. The Committee may choose to grant stock appreciation rights in tandem with the grant of stock options, such that the exercise of either the stock option or the stock appreciation right would cancel the other.

Awards to Outside Directors

Effective May 3, 2007, non-employee directors’ initial annual equity awards are made in the form of RSUs. See “Directors’ Compensation and Benefits” section above for discussion relating to our outside director equity compensation policy.

Full Value Awards

Under the 2004 Plan, the Committee can make the following Full Value Awards:

Restricted Stock.    Awards of restricted stock are shares that vest in accordance with the terms and conditions established by the Committee. The purchase price for an award of restricted stock will be $0.00 per share. The Committee will determine the number of shares of restricted stock granted to any employee or consultant.

Restricted Stock Units.    Restricted stock units are awards that obligate AMD to issue a specific number of shares of AMD common stock in the future if the vesting terms and conditions scheduled by the Committee are satisfied and may be payable in cash or in shares of our common stock. The purchase price for the shares will be $0.00 per share. The Committee will determine the number of shares that are subject to such restricted stock units.

Change of Control

Awards.    In the event of a merger or sale of substantially all of our assets, the successor corporation will either assume or provide a substitute award for each outstanding Award. In the event the successor corporation refuses to assume or provide a substitute award, the Committee will provide at least 15 days notice that the Award will immediately vest and become exercisable as applicable as to all of the shares subject to such Award and that such Award will terminate upon the expiration of such notice period.

Outside Director Awards.    In the event of a change of control of AMD, the Awards described above will vest 100 percent immediately upon the change of control.

Acceleration in Connection with a Termination of Employment.    If a participant’s employment is terminated for any reason other than for cause (or, with respect to certain participants who are executive officers, there is a constructive termination of their employment) within one year after a change of control, all options held by that participant become fully vested. A constructive termination occurs if the executive officer resigns because of a diminution or adverse change in his or her conditions of employment. In general, a “Change of Control” will be deemed to have occurred upon the acquisition of more than 20 percent of either the then-outstanding shares of AMD common stock or the combined voting power of our then outstanding securities, a change in two-thirds of the Board of Directors over a two-year period, certain mergers or corporate transactions in which we are not the surviving entity, or our liquidation or a sale of substantially all of our assets.

Non-Transferability of Awards

Unless a participant’s employment or award agreement provides otherwise, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the participant, only by the participant.

Federal Tax Aspects

The following is a general summary under current law of the material federal income tax consequences of the grant and exercise of Awards under the 2004 Plan. This summary deals with general tax principles that apply only to employees who are citizens or residents of the United States and is provided only for general information purposes. The following discussion does not address the tax consequences of Awards that may be subject to and do not comply with the rules and guidance issued pursuant to Section 409A of the Code promulgated under the American Jobs Creation Act of 2004. Section 409A has implications that affect traditional deferred compensation plans, as well as certain equity awards. Accordingly, additional adverse tax consequences could apply to certain equity awards as a result of Section 409A based on the terms of the equity awards or modifications that have been made to the provisions of the equity awards.

The following discussion does not purport to be complete, and does not cover, among other things, state and local tax treatment of participants in the 2004 Plan. Tax laws are complex and subject to change and may vary depending on individual circumstances and from locality to locality. The summary does not discuss all aspects of income taxation that may be relevant in light of personal investment circumstances. This summarized tax information is not tax advice.

Incentive Stock Options.    No taxable income is reportable when an incentive stock option is granted to a participant or when that option is exercised. However, the amount by which the fair market value of the shares at the time of exercise exceeds the option price will be an “item of adjustment” for participant for purposes of the alternative minimum tax. Gain realized on the sale of an incentive stock option is taxable at capital gains rates, unless participant disposes of the shares within (1) two years after the date of grant of the option of (2) within one year of the date the shares were transferred to such participant. If the shares of common stock are sold or otherwise disposed of before the end of the one-year and two-year periods specified above, the difference between the option exercise price and the fair market value of the shares on the date of the options’ exercise will be taxed at ordinary income rates. If such a sale or disposition takes place in the year in which the participant exercises the option, the income recognized upon the sale or disposition of the shares will not be considered income for alternative minimum tax purposes. If the participant sells or otherwise disposes the shares before the end of the one-year and two-year periods specified above, the maximum amount that will be included as alternative minimum tax income is the gain, if any, the participant recognizes on the disposition of the shares.

Nonstatutory Stock Options.    No taxable income is reportable when a nonstatutory stock option is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the excess of the fair market value (on the exercise date) of the shares purchased over the exercise price of the option. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Stock Appreciation Rights.    No taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant will recognize ordinary income in an amount equal to the amount of cash received and the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares would be capital gain or loss.

Restricted Stock.    A participant will not have taxable income upon grant unless he or she elects under Section 83(b) to be taxed at that time. Instead, he or she will recognize ordinary income at the time of vesting equal to the fair market value (on the vesting date) of the shares received minus any amount paid for the shares.

Restricted Stock Units.    A participant will generally not recognize taxable income at the time of the grant of a restricted stock unit award. When an award is paid (assuming the award is settled at the time that the award vests), the participant will recognize ordinary income. In the event of an award that is settled in shares of our Common Stock at a time following the vesting date, income tax may be deferred beyond vesting and until shares are actually delivered to the participant if deferred in compliance with the timing of distributions and other requirements under Section 409A of the Code.

Tax Effect for AMD.    Generally we will be entitled to a tax deduction in connection with an Award under the 2004 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option). Special rules limit the deductibility of compensation paid to our Chief Executive Officer and to each of our three other most highly compensated executive officers other than the Chief Financial Officer. Under Section 162(m) of the Internal Revenue Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if the conditions of Section 162(m) are met. These conditions include stockholder approval of the 2004 Plan, setting limits on the number of Awards that any individual may receive and for Awards other than certain stock options, establishing performance criteria that must be met before the Award actually will vest or be paid. The 2004 Plan has been designed to permit the Committee to grant Awards which may qualify as performance-based for purposes of satisfying the conditions of Section 162(m) which may permit AMD to receive a federal income tax deduction in connection with such Awards.

Amendment and Termination of the 2004 Plan and Prohibition on Repricing or Exchange of Awards Without Stockholder Approval

The Board generally may amend or terminate the 2004 Plan at any time and for any reason; provided, however, that the Board cannot reprice or otherwise exchange awards under the 2004 Plan, amend the 2004 Plan to increase the number of shares available under the 2004 Plan, or change the class of employees eligible to participate in the 2004 Plan without stockholder consent.

New Plan Benefits

The amount, if any, of equity compensation to be awarded to officers, directors, employees and consultants is determined from time to time by the Committee or the Board, as applicable, and is not presently determinable.

As of February 25, 2010, the amount of options received at any time by Mr. Meyer, Mr. Seifert, Mr. Rivet, Mr. McCoy, Mr. Ghilardi and Dr. Ruiz are 2,396,000, 250,000, 1,125,000, 755,000, 535,000, and 1,750,000, respectively; by all current executive officers as a group is 6,811,000; by all current directors who are not executive officers as a group is 525,000; by Dr. Barnes, Mr. Caldwell, Mr. Claflin, Mr. Conway, Mr. Donofrio, Ms. Eberhart, Mr. Palmer, and Mr. Al Muhairi are 100,000, 50,000, 100,000, 0, 0, 100,000, 75,000 and 0, respectively; by each associate of any of such directors, executive officers or nominees is 0; by each other person who received or is to receive 5 percent of such options or rights is 0; by all employees who are not executive officers, as a group is 50,542,495.

Summary

We believe strongly that the approval of the amendment and restatement of the 2004 Plan is essential to our continued success. Awards such as those provided under the 2004 Plan constitute an important incentive for key employees and other service providers of AMD and help us to attract, retain and motivate people whose skills and performance are critical to our success. Our employees are our most valuable asset. We strongly believe that the amendment and restatement to the 2004 Plan is essential for us to compete for talent in the very difficult labor markets in which we operate.

Required Vote

The affirmative vote of the majority of the votes cast by holders of our common stock present in person or represented by proxy at the Annual Meeting will be required to approve the amendment of the 2004 Plan, provided that the total votes cast on the proposal represent over 50% of the outstanding stock entitled to vote on the proposal.

Recommendation of the Board of Directors

The Board of Directors unanimously recommends a vote “FOR” the approval of the amendment of the AMD 2004 Equity Incentive Plan.

AVAILABLE INFORMATION

Our Annual Report on Form 10-K, which includes our audited financial statements for the fiscal year ended December 26, 2009, has accompanied this proxy statement. You may also access a copy of our Annual Report on Form 10-K in the Investor Relations section of www.amd.com or at the website listed below. Upon your request, we will provide, without any charge, a copy of any of our filings with the Securities and Exchange Commission. Requests should be directed to our Corporate Secretary at Advanced Micro Devices, Inc., 7171 Southwest Parkway, M/S 100, Austin, Texas 78735 or by email to Corporate.Secretary@amd.com.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON APRIL 29, 2010: OUR PROXY STATEMENT AND ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 26, 2009 ARE AVAILABLE ELECTRONICALLY AT WWW.PROXYVOTE.COM.

AMD, the AMD arrow logo and combinations thereof, and ATI and the ATI logo are either registered trademarks or trademarks of Advanced Micro Devices, Inc. Other product and company names used in this publication are for identification purposes only and may be trademarks of their respective companies.

EXHIBIT A

ADVANCED MICRO DEVICES, INC.

2004 EQUITY INCENTIVE PLAN

(Amendment and Restatement Adopted by the Board of Directors on March 22, 2006)

(Approved by the Shareholders on May 5, 2006)

(Amendment Adopted by the Board of Directors on October 13, 2006)

(Second Amendment and Restatement Adopted by the Board of Directors on February 26, 2009)

(Approved by Shareholders on May 7, 2009)

(Third Amendment and Restatement Adopted by the Board of Directors on March 5, 2010)

1.	Purposes of the Plan. The purposes of this 2004 Equity Incentive Plan (the “Plan”) are:

•	to attract and retain the best available personnel,

•	to compete effectively for the best personnel, and

•	to promote the success of the Company’s business by motivating Employees, Directors and Consultants to superior performance.

Awards granted under the Plan may be Nonstatutory Stock Options (NSOs), Incentive Stock Options (ISOs), Stock Appreciation Rights (SARs), Restricted Stock, or Restricted Stock Units (RSUs), as determined by the Administrator at the time of grant.

2.	Definitions. As used herein, the following definitions shall apply:

(a)	“Administrator” means the Board or any of its delegates, including committees, administering the Plan, in accordance with Section 4 of the Plan.

(b)	“Affiliate” means any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of thirty percent (30%) or more; provided, however, that with respect to Awards granted on or after May 5, 2006 “Affiliate” shall mean any corporation, partnership, joint venture or other entity in which the Company holds an equity, profit or voting interest of more than fifty percent (50%).

(c)	“Applicable Laws” means the requirements relating to the administration of equity compensation plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)	“Award” means, individually or collectively, a grant under the Plan of NSOs, ISOs, SARs, Restricted Stock, or RSUs.

(e)	“Award Documentation” means any written agreement or documentation published by the Company setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Documentation is subject to the terms and conditions of the Plan.

(f)	“Awarded Stock” means the Common Stock subject to an Award.

(g)	“Board” means the Board of Directors of the Company or its delegate.

(h)	“Change of Control” Unless otherwise defined in Award Documentation or a Participant’s employment agreement, the term “Change of Control” shall mean any of the following events:

(i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including the securities beneficially owned by such person any securities acquired directly from the Company or any of its Affiliates) representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities;

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(ii)	during any period of two consecutive years, individuals who at the beginning of such period constituted the Board and any new director (other than a director designated by a person who has entered into an agreement or arrangement with the Company to effect a transaction described in clause (i) or (ii) of this sentence) whose appointment, election, or nomination for election by the Company’s stockholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose appointment, election or nomination for election was previously so approved, cease for any reason to constitute a majority of the Board;

(iii)	there is consummated a merger or consolidation of the Company or subsidiary thereof with or into any other corporation, other than a merger or consolidation which would result in the holders of the voting securities of the Company outstanding immediately prior thereto holding securities which represent immediately after such merger or consolidation more than 50% of the combined voting power of the voting securities of either the Company or the other entity which survives such merger or consolidation or the parent of the entity which survives such merger or consolidation; or

(iv)	the stockholders of the Company approve a plan of complete liquidation of the Company and such plan of complete liquidation of the Company is consummated or there is consummated the sale or disposition by the Company of all or substantially all of the Company’s assets, other than a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least 80% of the combined voting power of the voting securities of which are owned by persons in substantially the same proportions as their ownership of the Company immediately prior to such sale.

Notwithstanding the foregoing: (y) unless otherwise provided in a Participant’s employment agreement, no “Change of Control” shall be deemed to have occurred if there is consummated any transaction or series of integrated transactions immediately following which the record holders of the Common Stock of the Company immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately prior to such transaction or series of transactions and (z) unless otherwise provided in a Participant’s employment agreement, “Change of Control” shall exclude the acquisition of securities representing more than 20% of either the then outstanding shares of the Common Stock of the Company or the combined voting power of the Company’s then outstanding voting securities by the Company or any of its wholly owned subsidiaries, or any trustee or other fiduciary holding securities of the Company under an employee benefit plan now or hereafter established by the Company.

(i)	“Code” means the Internal Revenue Code of 1986, as amended.

(j)	“Committee” means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

(k)	“Common Stock” means the common stock of the Company.

(l)	“Company” means Advanced Micro Devices, Inc., a Delaware corporation.

(m)	“Constructive Termination” shall mean a resignation by a Participant who has been selected by the Board as a corporate officer of the Company due to diminution or adverse change in the circumstances of such Participant’s service as such a corporate officer, as determined in good faith by the Participant; including, without limitation, reporting relationships, job description, duties, responsibilities, compensation, perquisites, office or location of employment. Constructive Termination shall be communicated by written notice to the Company (or successor to the Company), and such termination shall be deemed to occur on the date such notice is so delivered.

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(n)	“Consultant” means any natural person, including an advisor, engaged by the Company or Affiliate to render services to such entity.

(o)	“Director” means a member of the Board of Directors of Advanced Micro Devices, Inc.

(p)	“Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.

(q)	“Employee” means any person, including Officers and Directors, who is an employee of the Company or any Affiliate. An Employee shall not cease to be treated as an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, any Affiliate, or any successor corporation. Neither service as a Director nor payment of a director’s fee by the Company or any Affiliate shall be sufficient to constitute status as an Employee.

(r)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

(s)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange, including without limitation the New York Stock Exchange, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange (or the exchange with the greatest volume of trading in the Common Stock) for such date, or if no bids or sales were reported for such date, then the closing sales price (or the closing bid, if no sales were reported) on the trading date immediately prior to such date during which a bid or sale occurred, in each case, as reported by Bloomberg.com or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock for such date, or if no bid or asked prices were reported for such date, then the bid and asked prices on the date immediately prior to such date during which bid and asked prices were reported; or

(iii)	In the absence of an established market for the Common Stock, its Fair Market Value shall be determined in good faith by the Administrator.

(t)	“Incentive Stock Option” or “ISO” means an option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

(u)	“Independent Director” means a Director of the Company who is not also an Employee of the Company and who qualifies as an “outside director” for purposes of Code Section 162(m), and/or as a “Non-Employee Director” for purposes of Section 16(b) of the Exchange Act.

(v)	“Misconduct” means a Participant is determined by the Administrator to have:

(i)	committed an act of theft, embezzlement, fraud, dishonesty or other criminal act,

(ii)	breached a fiduciary duty owed to the Company (or Affiliate),

(iii)	deliberately disregarded rules of the Company (or Affiliate),

(iv)	made any unauthorized disclosure of any of the trade secrets or confidential information of the Company (or Affiliate),

(v)	engaged in any conduct constituting unfair competition with the Company (or Affiliate),

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(vi)	induced any customer of the Company (or Affiliate) to break any contract with the Company (or Affiliate), or

(vii)	induced any principal for whom the Company (or Affiliate) acts as agent to terminate such agency relationship.

(w)	“Nonstatutory Stock Option” or “NSO” means an Option not intended to qualify as an Incentive Stock Option.

(x)	“Notice of Grant” means a written or electronic notice evidencing certain terms and conditions of an individual Award. The Notice of Grant is part of the Award Documentation.

(y)	“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(z)	“Option” means an NSO or ISO granted pursuant to Section 8 of the Plan.

(aa)	“Option Agreement” means an agreement between the Company and a Participant evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

(bb)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(cc)	“Participant” means the holder of an outstanding Award granted under the Plan.

(dd)	“Performance Goals” means the goal(s) (or combined goal(s)) determined by the Administrator (in its discretion) to be applicable to a Participant with respect to an Award. As determined by the Administrator, the Performance Goals applicable to an Award may provide for a targeted level or levels of achievement relating to annual revenue, cash position, earnings per share, operating cash flow, market share, new product releases, net income, operating income, return on assets, return on equity, return on investment, other financial measures or any other performance related goal that the Administrator deems appropriate. The Performance Goals may differ from Participant to Participant and from Award to Award.

(ee)	“Plan” means this Advanced Micro Devices, Inc. 2004 Equity Incentive Plan, as amended and restated.

(ff)	“Restricted Stock” means shares of Common Stock granted pursuant to Section 10 of the Plan that are subject to vesting, if any, based on continuing as a Service Provider and/or based on Performance Goals.

(gg)	“Restricted Stock Unit” or “RSU” means an Award, granted pursuant to Section 11 of the Plan.

(hh)	“Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)	“Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option that is granted pursuant to Section 9 of the Plan.

(jj)	“Section 16(b)” means Section 16(b) of the Exchange Act.

(kk)	“Service Provider” means an Employee, Director or Consultant; subject to the limitations in Section 12 of the Plan with regard to Awards granted to Outside Directors.

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(ll)	“Share” means each share of Common Stock reserved under the Plan or subject to an Award, and as adjusted in accordance with Section 15(a) of the Plan.

(mm)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.	Stock Subject to the Plan.

(a)	Reserve. Subject to the provisions of Section 15(a) of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 94,150,000 Shares plus: (i) the number of shares of Common Stock reserved under the Company’s the 1995 Stock Plan of NexGen, Inc., 1996 Stock Incentive Plan, the 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan (the “Prior Plans”) that are not subject to outstanding awards under the Prior Plans on April 29, 2004 (the “Effective Date”), and (ii) the number of shares of Common Stock that are released from, or reacquired by the Company from, awards outstanding under the Prior Plans at the Effective Date. Shares reserved under this Plan that correspond to shares of Common Stock covered by part (ii) of the immediately preceding sentence shall not be available for grant and issuance pursuant to this Plan except as such shares of Common Stock cease to be subject to such outstanding awards, or are repurchased at the original issue price by the Company, or are forfeited. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)	Reissuance. If Shares are: (i) subject to an Award that terminates without such Shares being issued, or (ii) issued pursuant to an Award, but are repurchased at the original issue price by the Company, or (iii) forfeited; then such Shares will again be available for grant and issuance under this Plan. At all times the Company will reserve and keep available the number of Shares necessary to satisfy the requirements of all Awards then vested and outstanding under this Plan. To the extent an Award under the Plan is paid out in cash rather than stock, such cash payment shall not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the provisions of this Section 3(b), no Shares may again be optioned, granted or awarded if such action would cause an ISO to fail to qualify as an incentive stock option under Section 422 of the Code. In no event shall the total number of Shares issued (counting each reissuance of a Share that was previously issued and then forfeited or repurchased by the Company as a separate issuance) under the Plan upon exercise of Awards exceed one hundred eighty (180) million Shares (adjusted in proportion to any adjustments under Section 15(a)) over the term of the Plan.

(c)	Non-Reissuance. Notwithstanding anything to the contrary contained herein, the following Shares shall not be added back to the Shares authorized for grant under this Section 3: (i) Shares tendered by the Participant or withheld by the Company in payment of the exercise price of an Option, (ii) Shares tendered by the Participant or withheld by the Company to satisfy any tax withholding obligation with respect to an Award and (iii) Shares that were subject to a stock settled SAR and were not issued upon the net settlement or net exercise of such SAR.

4.	Administration of the Plan.

(a)	Procedure.

(i)	Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption of “performance-based compensation” under Section 162(m) of the Code and related regulations.

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(ii)	Rule 16b-3. To the extent that the Administrator determines it to be desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder shall be structured to satisfy the requirements for exemption under Rule 16b-3.

(iii)	Other Administration. Other than as provided above, the Plan shall be administered by the Administrator in a manner to satisfy Applicable Laws.

(b)	Powers of the Administrator. Subject to the provisions of the Plan, including, without limitation Section 17, and in the case of a Board delegate, subject to the specific duties delegated by the Board to such Board delegate, the Administrator shall have the authority, in its discretion:

(i)	to determine the Fair Market Value as defined above;

(ii)	to select the Service Providers to whom Awards may be granted hereunder;

(iii)	to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

(iv)	to approve forms of agreement and documentation for use under the Plan;

(v)	to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or SARs may be exercised (which may be based on performance criteria), transferability, any vesting acceleration or waiver of forfeiture or repurchase restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

(vi)	to construe and interpret the terms of the Plan and awards granted pursuant to the Plan;

(vii)	to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

(viii)	to modify or amend each Award (subject to Section 17 of the Plan), including the discretionary authority to extend the post termination exercisability period of Options or SARs longer than is otherwise provided for in the Plan;

(ix)	to allow Participants to satisfy withholding tax obligations by electing to have the Company withhold from the Shares or cash to be issued upon exercise or vesting of an Award that number of Shares or cash having a Fair Market Value equal to the amount required to be withheld. The Fair Market Value of any Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares or cash withheld for this purpose shall be made in such form and under such conditions as the Administrator may deem necessary or advisable;

(x)	to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xi)	to make all other determinations deemed necessary or advisable for administering the Plan.

(c)	Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Participants.

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5.	Eligibility. Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, and Stock Appreciation Rights may be granted to Service Providers. Incentive Stock Options may only be granted to employees of the Company and any Parent or Subsidiary of the Company.

6.	Limitations on Awards.

(a)	No Rights as a Service Provider. Neither the Plan nor any Award shall confer upon a Participant any right with respect to continuing their relationship as a Service Provider, nor shall they interfere in any way with the right of the Participant or the right of the Company or any Affiliate to terminate such relationship at any time, with or without cause or to adjust the compensation of any Participant.

(b)	Exercise; Rights as a Stockholder; Effect of Exercise.

(i)	Any Award granted hereunder shall be exercisable or vest according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Documentation, including, without limitation, Participant’s continuous status as a Service Provider and/or Participant’s satisfaction of Performance Goals. An Award may not be exercised for a fraction of a Share. An Award shall be deemed exercised when the Company receives written or electronic notice of exercise (in accordance with the Award Documentation) from the person entitled to exercise the Award. The Participant must remit to the Company full payment for the Shares with respect to which the Award is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Documentation and the Plan. Shares issued upon exercise of an Award shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and Participant’s spouse, or after the death of the Participant in the name of the Participant’s beneficiaries or heirs or as directed by the executor of Participant’s estate under applicable law.

(ii)	Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Awarded Stock, notwithstanding the exercise of the Award. The Company shall issue (or cause to be issued) such Shares promptly after the Award is exercised or vests. No adjustment of an Award will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15(a) of the Plan or specified in such Award’s Award Documentation.

(iii)	Exercising an Award in any manner that results in the issuance of Shares shall decrease the number of Shares thereafter available, both for purposes of the Plan and for issuance under the Award, by the number of Shares as to which the Award is exercised.

(c)	Misconduct. If a Participant is determined by the Administrator to have committed Misconduct then, unless otherwise provided in a Participant’s agreement for services as a Service Provider, neither the Participant, the Participant’s estate nor such other person who may then hold any Award granted to the Participant shall be entitled to exercise any such Award with respect to any Shares, after termination of status as a Service Provider, whether or not the Participant may receive from the Company (or Affiliate) payment for: vacation pay, services rendered prior to termination, services rendered for the day on which termination occurs, salary in lieu of notice, or any other benefits. In making such determination, the Administrator shall give the Participant an opportunity to present evidence to the Administrator. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, termination of status as a Service Provider shall be deemed to occur on the date when the Company (or Affiliate) dispatches notice or advice to the Participant that status as a Service Provider is terminated.

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(d)	162(m) Limitations.

(i)	Except in connection with his or her initial service, no Service Provider shall be granted, in any calendar year, Awards covering in the aggregate more than 3,000,000 Shares.

(ii)	In connection with his or her initial service, a Service Provider may be granted Awards covering in the aggregate up to 6,000,000 Shares in the first twelve (12) months of such Service Provider’s service, rather than the limit set forth in subsection (i) above.

(iii)	The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 15(a).

(iv)	If an Award is cancelled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 15(b), the cancelled Award will be counted against the limits set forth in subsections (i) and (ii) above.

(e)	Tax Withholding.

(i)	Where, in the opinion of counsel to the Company, the Company has or will have an obligation to withhold foreign, federal, state or local taxes relating to the exercise of any Award, the Administrator may in its discretion require that such tax obligation be satisfied in a manner satisfactory to the Company. With respect to the exercise of an Award, the Company may require the payment of such taxes before Shares deliverable pursuant to such exercise are transferred to the holder of the Award.

(ii)	With respect to the exercise of an Award, a Participant may elect (a “Withholding Election”) to pay the minimum statutory withholding tax obligation by the withholding of Shares from the total number of Shares deliverable pursuant to the exercise of such Award, or by delivering to the Company a sufficient number of previously acquired shares of Common Stock, and may elect to have additional taxes paid by the delivery of previously acquired shares of Common Stock, in each case in accordance with rules and procedures established by the Administrator. Previously owned shares of Common Stock delivered in payment for such additional taxes may be subject to conditions as the Administrator may require. The value of each Share withheld, or share of Common Stock delivered, shall be the Fair Market Value per share of Common Stock on the date the Award becomes taxable. All Withholding Elections are subject to the approval of the Administrator must be made in compliance with rules and procedures established by the Administrator.

7.	Term of Plan. The Plan shall become effective upon its adoption by the Board, subject to stockholder approval. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 17 of the Plan.

8.	Options.

(a)	Term of Options. The term of each Option shall be not greater than ten (10) years from the date it was granted.

(b)	Option Exercise Price and Consideration.

(i)	Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

(ii)	In the case of an ISO granted to any Employee who, at the time the ISO is granted owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Affiliate, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant.

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(iii)	In the case of an ISO granted to any Employee other than an Employee described in subsection (ii) immediately above, the per Share price shall be no less than 100% of the Fair Market Value per Share on the date of the grant.

(iv)	In the case of a NSO, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

(v)	The exercise price for the Shares to be issued pursuant to an already granted Option may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for an Option, SAR or other Award.

(c)	Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration, to the extent permitted by Applicable Laws, may consist entirely of:

(i)	check

(ii)	other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iii)	broker-assisted cashless exercise; or

(iv)	any combination of the foregoing methods of payment; or

(v)	such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

(d)	Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s Option may be exercised within the period of time specified in the Option Agreement to the extent that the Option is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the Option) not to exceed five (5) years (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified period of time in the Plan or the Award Documentation, the Option shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s Option is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s Option is not fully exercised within the time specified, then the unexercised Shares covered by such Option shall revert to the Plan and such Option shall terminate.

(e)	Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the Option, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the Option to the extent the Participant was entitled to exercise such Option on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the Option), provided the actual date of exercise is in no event after the expiration of the term of the Option. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an Option by reason of the Participant’s death or Disability.

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(f)	Events Not Deemed Terminations: Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Option while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall an Option be exercised after the expiration of the term set forth in the Option.

(g)	ISO Rules. The Option Agreement for each ISO shall contain a statement that the Option it documents is an ISO. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which all ISOs held by a Participant are exercisable for the first time by such Participant during any calendar year exceeds $100,000, such excess Shares shall be treated as Shares subject to an NSO. For purposes of this Section 8(g), ISOs shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares subject to an ISO shall be determined as of the time the ISO with respect to such Shares is granted.

(h)	Buyout Provisions. Subject to Section 8(b)(v), the Administrator may offer to buy out for a payment in cash or Shares an Option previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an Option with a per share exercise price that is greater than Fair Market Value on the date of such offer.

9.	Stock Appreciation Rights.

(a)	Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine the number of SARs granted to any Participant.

(b)	Exercise Price and other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions of SARs granted under the Plan; provided, however, that no SAR may have a term of more than ten (10) years from the date of grant. In the case of an SAR, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant. The exercise price for the Shares or cash to be issued pursuant to an already granted SAR may not be changed without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the SAR as well as an SAR exchange program whereby the Participant agrees to cancel an existing SAR in exchange for an Option, SAR or other Award.

(c)	Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(i)	The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)	the number of Shares with respect to which the SAR is exercised.

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(d)	Payment upon Exercise of SAR. At the discretion of the Administrator, payment for an SAR may be in cash, Shares or a combination thereof.

(e)	SAR Agreement. Each SAR grant shall be evidenced by Award Documentation (a “SAR Agreement”) that shall specify the exercise price, the term of the SAR, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, shall determine.

(f)	Expiration of SARs. An SAR granted under the Plan shall expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Documentation.

(g)	Termination of Relationship as Service Provider. When a Participant’s status as a Service Provider terminates, other than from Misconduct, death or Disability, the Participant’s SAR may be exercised within the period of time specified in the SAR Agreement to the extent that the SAR is vested on the date of termination or such longer period of time determined by the Administrator (which may so specify after the date of the termination but before expiration of the SAR) not to exceed five (5) years (but in no event later than the expiration of the term of such SAR as set forth in the SAR Agreement). In the absence of a specified period of time in the Plan or the SAR Agreement, the SAR shall remain exercisable for three (3) months following the date Participant ceased to be a Service Provider. If, on the date of termination, such Participant’s SAR is not fully vested, then the unvested Shares shall revert to the Plan. If, after termination, the Participant’s SAR is not fully exercised within the time specified, then the unexercised Shares covered by such SAR shall revert to the Plan and such SAR shall terminate.

(h)	Death or Disability of Participant. If a Participant’s status as a Service Provider terminates from death or Disability, then the Participant or the Participant’s estate, or such other person as may hold the SAR, as the case may be, shall have the right for a period of twelve (12) months following the date of death or termination of status as a Service Provider for Disability, or for such other period as the Administrator may fix, to exercise the SAR to the extent the Participant was entitled to exercise such SAR on the date of death or termination of status as a Service Provider for Disability, or to such extent as may otherwise be specified by the Administrator (which may so specify after the date of death or Disability but before expiration of the SAR), provided the actual date of exercise is in no event after the expiration of the term of the SAR. A Participant’s estate shall mean his legal representative or any person who acquires the right to exercise an SAR by reason of the Participant’s death or Disability.

(i)	Events Not Deemed Terminations. Unless otherwise provided in a Participant’s agreement for services as a Service Provider, such Participant’s status as a Service Provider shall not be considered interrupted in the case of (i) a leave of absence (approved by the Administrator) by a Participant who intends throughout such leave to return to providing services as a Director, Employee, or Consultant; (ii) sick leave; (iii) military leave; (iv) any other leave of absence approved by the Administrator, provided such leave is for a period of not more than ninety (90) days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing; or (v) in the case of transfer between locations of the Company or among the Company and its Affiliates. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the SAR while on a leave described in subparts (i) through (v) above and/or resumption of vesting on return from such leave as it may deem appropriate, except that in no event shall a SAR be exercised after the expiration of the term set forth in the SAR.

(j)

Buyout Provisions. Subject to Section 9(b), the Administrator may offer to buy out for a payment in cash or Shares an SAR previously granted based on such terms and conditions as the Administrator shall establish and communicate to the Participant at the time that such offer is made; provided that the

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Administrator shall not make such offer without the consent of the Company’s stockholders with respect to an SAR with a per share exercise price that is greater than Fair Market Value on the date of such offer.

10.	Restricted Stock.

(a)	Grant of Restricted Stock. Subject to the terms and conditions of the Plan, Restricted Stock may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to a Restricted Stock award granted to any Participant, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Once the Shares are issued, voting, dividend and other rights as a stockholder shall exist with respect to Restricted Stock.

(b)	Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock granted under the Plan. Restricted Stock grants shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock is granted. Any certificates representing the Restricted Stock shall bear such legends as shall be determined by the Administrator.

(c)	Restricted Stock Award Documentation. Each Restricted Stock grant shall be evidenced by Award Documentation (a “Restricted Stock Award Documentation”) that shall specify the purchase price (if any) and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine.

11.	Restricted Stock Units.

(a)	Grant of Restricted Stock Units. Subject to the terms and conditions of the Plan, Restricted Stock Units may be granted to Service Providers at any time and from time to time as shall be determined by the Administrator, in its sole discretion. The Administrator shall have complete discretion to determine (i) the number of Shares subject to each Restricted Stock Units award, and (ii) the conditions that must be satisfied, the vesting of which typically will be based on continued provision of services and/or satisfaction of Performance Goals. Until the Shares are issued, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to Restricted Stock Units.

(b)	Other Terms. The Administrator, subject to the provisions of the Plan, shall have complete discretion to determine the terms and conditions, including the purchase price, if any, of Restricted Stock Units granted under the Plan. Restricted Stock Units awards shall be subject to the terms, conditions, and restrictions determined by the Administrator at the time the Restricted Stock Units award is granted. Restricted Stock Units shall be denominated in units with each unit equivalent to one Share for purposes of determining the number of Shares subject to any Restricted Stock Units award.

(c)	Restricted Stock Units Agreement. Each Restricted Stock Units grant shall be evidenced by Award Documentation (a “Restricted Stock Units Agreement”) that shall specify the purchase price, if any, and such other terms conditions, and restrictions as the Administrator, in its sole discretion, shall determine. Each Restricted Stock Units Agreement shall be subject to all applicable terms of the Plan and may be subject to any other terms that are not inconsistent with the Plan. A Restricted Stock Units Agreement may provide for dividend equivalent units.

(d)

Settlement. Settlement of vested Restricted Stock Units may be made in the form of (i) cash, (ii) Shares or (iii) any combination, as determined by the Administrator and may be settled in a lump sum or in installments. Distribution to a Participant of an amount (or amounts) from settlement of vested Restricted Stock Units may be deferred to a date after settlement as determined by the Administrator. The amount of a deferred distribution may be increased by an interest factor or by dividend

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equivalents. Until an Award of Restricted Stock Units is settled, the number of such Restricted Stock Units shall be subject to adjustment pursuant to the Plan. Notwithstanding the foregoing, settlement of vested Restricted Stock Units held by Participants who are residents of Canada or employed in Canada may be made only in the form of Shares.

12.	Awards to Outside Directors. Notwithstanding anything herein to the contrary, the grant of any Award to a Director who is not also an Employee (an “Outside Director”) shall be made by the Board pursuant to a written non-discretionary formula established by the Board (the “Outside Director Equity Compensation Policy”). The Outside Director Equity Compensation Policy shall set forth the type of Award(s) to be granted to Outside Directors, the number of shares of Common Stock to be subject to Outside Director Awards, the conditions on which such Awards shall be granted, become exercisable and/or payable and expire, and such other terms and conditions as the Board determines in its discretion. For the avoidance of doubt, Awards granted to Outside Directors shall be subject to all of the limitations set forth in the Plan.

13.	Non-Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the recipient, only by the recipient. Notwithstanding the foregoing, in no event may an Award be sold, pledged, assigned, hypothecated, transferred, or disposed of for consideration absent stockholder approval. If the Administrator makes an Award transferable in accordance with this Section 13, the Award Documentation for such Award shall contain such additional terms and conditions as the Administrator deems appropriate.

14.	Reserved.

15.	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

(a)	Adjustments Upon Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Award, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, in each case as set forth in Section 3, as well as the price per share of Common Stock covered by each such outstanding Award and the 162(m) annual share issuance limits under Section 6(d) shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Compensation Committee, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Award.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Participant as soon as practicable prior to the effective date of such proposed transaction. The Administrator in its discretion may provide for a Participant to have the right to exercise his or her Award until ten (10) days prior to such transaction as to all of the Awarded Stock covered thereby, including Shares as to which the Award would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option or forfeiture rights applicable to any Award shall lapse 100%, and that any Award vesting shall accelerate 100%, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised or vested an Award will terminate immediately prior to the consummation of such proposed action.

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(c)	Merger or Asset Sale. In the event of a merger of the Company with or into another corporation (as such merger is described in Section 1(h) herein), or the sale of substantially all of the assets of the Company (as such sale is described in Section 1(h) herein), each outstanding Award shall be assumed or an equivalent Award substituted by the successor corporation or related corporation. In the event that the successor corporation refuses to assume or substitute for the Award, the Participant shall fully vest in and have the right to fully exercise the Awards and all forfeiture restrictions on any or all of such Awards shall lapse, including Shares as to which it would not otherwise be vested or exercisable. If an Award becomes fully vested and exercisable in lieu of assumption or substitution in the event of such a merger or sale of assets, the Administrator shall notify the Participant in writing or electronically that the Award shall be fully vested and exercisable for a period of fifteen (15) days from the date of such notice, and the Award shall terminate upon the expiration of such period. For the purposes of this subsection, the Award shall be considered assumed if, following such merger or sale of assets, the Award confers the right to purchase or receive, for each Share of Awarded Stock subject to the Award immediately prior to such merger or sale of assets, the consideration (whether stock, cash, or other securities or property) received in such merger or sale of assets by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in such merger or sale of assets is not solely common stock of the successor corporation or related corporation, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Award, for each Share of Awarded Stock subject to the Award, to be solely common stock of the successor corporation or related corporation equal in fair market value to the per share consideration received by holders of Common Stock in such merger or sale of assets.

(d)	Change of Control. Unless otherwise provided in a Participant’s agreement for services as an employee of the Company, if, within one year after a Change of Control has occurred, such Participant’s status as an employee of the Company is terminated by the Company (including for this purpose any successor to the Company due to such Change of Control and any employer that is an Affiliate of such successor) for any reason other than for Misconduct or, if applicable, terminated by such Participant as a Constructive Termination, then all Awards held by such Participant shall become fully vested for exercise upon the date of termination of such status, irrespective of the vesting provisions of such Participant’s Award Documentations.

(e)	Other Terms.

(i)	The Administrator may, in its sole discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company that are not inconsistent with the provisions of the Plan.

(ii)	With respect to Awards which are granted to “covered employees” within the meaning of Section 162(m) of the Code and are intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, no adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify as performance-based compensation, unless the Administrator determines that the Award should not so qualify. No adjustment or action described in this Section 15 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions.

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(iii)	The existence of the Plan, the Award Documentation and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

(iv)	No action shall be taken under this Section 15 which shall cause an Award to fail to comply with Section 409A of the Code or the Treasury Regulations thereunder, to the extent applicable to such Award.

16.	Date of Grant. The date of grant of an Award shall be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each recipient within a reasonable time after the date of such grant.

17.	Amendment and Termination of the Plan.

(a)	Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

(b)	Stockholder Approval. The Company shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws and shall obtain stockholder approval for any amendment to the Plan to increase the number of shares available under the Plan, to change the class of employees eligible to participate in the Plan, to permit the Administrator to grant Options and SARs with an exercise price that is below Fair Market Value on the date of grant, to permit the Administrator to extend the exercise period for an Option or SAR beyond ten years from the date of grant, or to provide for additional material benefits under the Plan.

(c)	Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan shall not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

18.	Conditions Upon Issuance of Shares.

(a)	Legal Compliance. Shares shall not be issued pursuant to the exercise of an Award unless the exercise of the Award or the issuance and delivery of such Shares (or the cash equivalent thereof) shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under Applicable Laws. The Company will be under no obligation to register the Shares with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

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(b)	Investment Representations. As a condition to the exercise or receipt of an Award, the Company may require the person exercising or receiving such Award to represent and warrant at the time of any such exercise or receipt that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

19.	Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder (or the cash equivalent thereof), shall relieve the Company of any liability in respect of the failure to issue or sell such Shares (or the cash equivalent thereof) as to which such requisite authority shall not have been obtained.

20.	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

21.	Stockholder Approval. This Plan shall be subject to approval by the stockholders of the Company within twelve (12) months after the date of adoption by the Board. Such stockholder approval shall be obtained in the manner and to the degree required under Applicable Laws.

22.	Section 409A. To the extent that the Administrator determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Documentation evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Documentations shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the Effective Date the Administrator determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Administrator may adopt such amendments to the Plan and the applicable Award Documentation or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

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AMD The future is fusion

PROXY SERVICES C/O COMPUTERSHARE P.O. BOX 43004 PROVIDENCE, RI 02940

VOTE BY INTERNET - www.proxyvote.com

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

Electronic Delivery of Future PROXY MATERIALS

If you would like to reduce the costs incurred by Advanced Micro Devices, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR the following proposal(s):

1. Election of Directors

1a) Bruce L. Claflin

1b) W. Michael Barnes

1c) John E. Caldwell

1d) Craig A. Conway

1e) Nicholas M. Donofrio

1f) H. Paulett Eberhart

1g) Derrick R. Meyer

1h) Waleed Al Muhairi

1i) Robert B. Palmer

For Against Abstain

The Board of Directors recommends you vote FOR the following proposal(s): For Against Abstain

2. Ratification of appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year.

3. Approval of the amendment of the 2004 Equity Incentive Plan.

NOTE: Unless otherwise specified, this proxy will be voted FOR the listed nominees for Directors, FOR ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the current fiscal year, and FOR the amendment of the 2004 Equity Incentive Plan.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. If the stock is issued in the name of two or more persons, all of them should sign the proxy. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

0000047155_1 R2.09.05.010

AMD The future is fusion

One AMD Place

P.O. Box 3453

Sunnyvale, CA 94088

(408) 749-4000

You are cordially invited to attend the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. to be held at 9:00 a.m., CDT, on April 29, 2010, at the Hyatt Regency Austin, 208 Barton Springs Road, Austin, Texas.

Regardless of whether or not you plan to attend the meeting, it is important that the shares be voted. Accordingly, we ask that you either vote by Internet or by telephone or sign and return your proxy card as soon as possible in the envelope provided.

Remember: If shares are held by your broker in “street name,” you must bring a letter from your broker showing that you were the direct or indirect (“beneficial”) owner of the shares on March 2, 2010 to attend the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/are available at www.proxyvote.com.

PROXY

ADVANCED MICRO DEVICES, INC. Annual Meeting of Shareholders April 29, 2010 This proxy is solicited by the Board of Directors

The undersigned appoints DERRICK R. MEYER and HARRY A. WOLIN and each of them as proxies for the undersigned, with full power of substitution, to represent and to vote all the stock of the undersigned in the matters set forth in the 2010 Proxy Statement related to the Annual Meeting of Stockholders of Advanced Micro Devices, Inc. to be held on Thursday, April 29, 2010 and at any adjournment(s) or postponement(s) thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Stockholders or any adjournment(s) or postponement(s) thereof. If properly executed, this proxy shall be voted in accordance with the instructions given. To the extent no directions are given on a proposal, the proxyholders will vote FOR the nominees listed on the reverse side, FOR the ratification of the appointment of Ernst & Young LLP as AMD’s independent registered public accounting firm for the current fiscal year, FOR the amendment of the 2004 Equity Incentive Plan, and in the discretion of the proxyholders, on other matters that may properly be presented at the meeting. The undersigned may revoke this proxy at any time prior to its exercise or may attend the meeting and vote in person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED POSTAGE PRE-PAID ENVELOPE.

*SEE REVERSE*

SIDE

*SEE REVERSE*

SIDE

Continued and to be signed on reverse side

0000047155_2 R2.09.05.010